                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-131262

INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE, DATED
                                OCTOBER 12, 2007.

                      STRUCTURAL AND COLLATERAL INFORMATION

                                 $1,348,135,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     CLASSES A-1, A-2, A-PB, A-3, A-1A, IO,
                           A-M, A-J, B, C, D, E AND F

--------------------------------------------------------------------------------
                                 SERIES 2007-C34
--------------------------------------------------------------------------------

                               OCTOBER 12, 2007

                                   Sponsors
                      WACHOVIA BANK, NATIONAL ASSOCIATION
                       BARCLAYS CAPITAL REAL ESTATE INC.

                                Master Servicer
                      WACHOVIA BANK, NATIONAL ASSOCIATION

                               Special Servicer
                        CWCAPITAL ASSET MANAGEMENT LLC

[WACHOVIA SECURITIES LOGO]                               [BARCLAYS CAPITAL LOGO]

                                LEHMAN BROTHERS

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure
   Transaction Terms .....................................................     3
   Structure Overview ....................................................     8
Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE

TRANSACTION TERMS

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT, DATED OCTOBER 12,
     2007.

ISSUE TYPE                Sequential pay REMIC. Class A-1, Class A-2, Class
                          A-PB, Class A-3, Class A-1A, Class IO, Class A-M,
                          Class A-J, Class B, Class C, Class D, Class E and
                          Class F Certificates (the "Offered Certificates") are
                          offered publicly. All other Certificates will be
                          privately placed.

CUT-OFF DATE              All Mortgage Loan characteristics are based on
                          balances as of the Cut-Off Date, which is November 1,
                          2007, with respect to 30 Mortgage Loans and November
                          11, 2007, with respect to 79 Mortgage Loans. All
                          percentages presented herein are approximate.

MORTGAGE POOL             The Mortgage Pool consists of 109 Mortgage Loans (the
                          "Mortgage Loans") with an aggregate principal balance
                          as of the Cut-Off Date of $1,479,435,064 (the "Cut-Off
                          Date Pool Balance"), subject to a variance of plus or
                          minus 5%. The Mortgage Loans are secured by 119
                          properties (the "Mortgaged Properties") located
                          throughout 30 states. The Mortgage Pool will be deemed
                          to consist of 2 loan groups ("Loan Group 1" and "Loan
                          Group 2" and, together, the "Loan Groups"). Loan Group
                          1 will consist of (i) all of the Mortgage Loans that
                          are not secured by Mortgaged Properties that are
                          multifamily and mobile home park properties and (ii) 1
                          Mortgage Loan that is secured by a multifamily
                          property, with an aggregate principal balance as of
                          the Cut-Off Date of $1,163,291,064 (the "Cut-Off Date
                          Group 1 Balance"). Loan Group 2 will consist of 17
                          Mortgage Loans that are secured by Mortgaged
                          Properties that are multifamily or mobile home park
                          properties with an aggregate principal balance as of
                          the Cut-Off Date of $316,144,000 (the "Cut-Off Date
                          Group 2 Balance").

DEPOSITOR                 Wachovia Commercial Mortgage Securities, Inc.

UNDERWRITERS              Wachovia Capital Markets, LLC, Barclays Capital Inc.
                          and Lehman Brothers Inc. It is intended that Wachovia
                          Securities International Limited will act as a member
                          of the selling group on behalf of Wachovia Capital
                          Markets, LLC and may sell Offered Certificates on
                          behalf of Wachovia Capital Markets, LLC in certain
                          jurisdictions.

MORTGAGE LOAN SELLERS     Wachovia Bank, National Association ("Wachovia") and
   AND SPONSORS           Barclays Capital Real Estate Inc. ("BCRE").

                       NUMBER OF     AGGREGATE
                        MORTGAGE    CUT-OFF DATE    % OF INITIAL
MORTGAGE LOAN SELLER     LOANS         BALANCE      POOL BALANCE
--------------------   ---------   --------------   ------------
Wachovia                   83      $1,236,661,626       83.6%
BCRE                       26         242,773,439       16.4
                          ---      --------------      -----
   TOTAL                  109      $1,479,435,064      100.0%
                          ===      ==============      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                  LEHMAN BROTHERS

                                        3

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

TRANSACTION TERMS

TRUSTEE                   Wells Fargo Bank, N.A.

MASTER SERVICER           Wachovia Bank, National Association

SPECIAL SERVICER          CWCapital Asset Management LLC

RATING AGENCIES           Moody's Investors Service, Inc. ("Moody's") and
                          Standard & Poor's Ratings Services, a division of The
                          McGraw-Hill Companies Inc. ("S&P").

DENOMINATIONS             $10,000 minimum for the Offered Certificates except
                          for the Class IO Certificates, which will be offered
                          in minimum notional amounts of $1,000,000.

CLOSING DATE              On or about November 13, 2007.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related
                          Determination Date, commencing in December 2007.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding business day,
                          commencing, with respect to the Offered Certificates,
                          in December 2007.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance or Notional Amount of
                          such Class. Interest will be distributed on each
                          Distribution Date in sequential order of Class
                          designations, with the Class A-1, Class A-2, Class
                          A-PB, Class A-3, Class A-1A and Class IO Certificates
                          ranking pari passu in entitlement to interest.

                          The Offered Certificates will accrue interest on the
                          basis of a 360-day year consisting of twelve 30-day
                          months.

                          The interest accrual period with respect to any
                          Distribution Date and any Class of Offered
                          Certificates is the calendar month preceding the month
                          in which the Distribution Date occurs.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date in accordance with the priorities set forth in
                          "DESCRIPTION OF THE CERTIFICATES--Distributions" in
                          the free writing prospectus, dated October 12, 2007
                          (the "Prospectus Supplement"). Generally, the Class
                          A-1, Class A-2, Class A-PB and Class A-3 Certificates
                          will only be entitled to receive distributions of
                          principal collected or advanced in respect of Mortgage
                          Loans in Loan Group 1 until the Certificate Balance of
                          the Class A-1A Certificates has been reduced to zero,
                          and the Class A-1A Certificates will only be entitled
                          to receive distributions of principal collected or
                          advanced in respect of Mortgage Loans in Loan Group 2
                          until the Certificate Balance of the Class A-3
                          Certificates has been reduced to zero. If, due to
                          losses, the Certificate Balances of the Class A-M
                          through Class S Certificates are reduced to zero, but
                          any two or more of the Class A-1, Class A-2, Class
                          A-PB, Class A-3 and Class A-1A Certificates, remain
                          outstanding, payments of principal (other than
                          distributions of principal otherwise allocable to
                          reduce the Certificate Balance of the Class A-PB
                          Certificates to its planned principal amount) to the
                          Class A-1, Class A-2, Class A-PB, Class A-3 and Class
                          A-1A Certificates will be made on a pro rata basis.

LOSSES                    Realized Losses and Additional Trust Fund Expenses, if
                          any, will be allocated to the Class S, Class Q, Class
                          P, Class O, Class N, Class M, Class L, Class K, Class
                          J, Class H, Class G, Class F, Class E, Class D, Class
                          C, Class B, Class A-J and Class A-M Certificates, in
                          that order, and then, pro rata, to the Class A-1,
                          Class A-2, Class A-PB, Class A-3 and Class A-1A
                          Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                  LEHMAN BROTHERS

                                        4

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

TRANSACTION TERMS

PREPAYMENT PREMIUMS       Any Prepayment Premiums or Yield Maintenance Charges
   AND YIELD              actually collected on a Mortgage Loan during the
   MAINTENANCE CHARGES    related collection period in which the prepayment
                          occurred will be distributed to Certificateholders on
                          the related Distribution Date following the collection
                          period in which the prepayment occurred. Generally,
                          the Class A-1, Class A-2, Class A-PB and Class A-3
                          Certificates will only be entitled to receive
                          distributions of Prepayment Premiums or Yield
                          Maintenance Charges in respect of Mortgage Loans in
                          Loan Group 1 until the Certificate Balance of the
                          Class A-1A Certificates has been reduced to zero, and
                          the Class A-1A Certificates will only be entitled to
                          receive distributions of Prepayment Premiums or Yield
                          Maintenance Charges in respect of Mortgage Loans in
                          Loan Group 2 until the Certificate Balance of the
                          Class A-3 Certificates has been reduced to zero. On
                          each Distribution Date, the holders of each Class of
                          Offered Certificates and the Class G, Class H, Class J
                          and Class K Certificates then entitled to principal
                          distributions will be entitled to a portion of
                          Prepayment Premiums or Yield Maintenance Charges equal
                          to the product of (a) the amount of such Prepayment
                          Premiums or Yield Maintenance Charges, multiplied by
                          (b) a fraction, the numerator of which is equal to the
                          excess, if any, of the Pass-Through Rate of such Class
                          of Certificates over the relevant Discount Rate, and
                          the denominator of which is equal to the excess, if
                          any, of the Mortgage Rate of the prepaid Mortgage Loan
                          over the relevant Discount Rate, multiplied by (c) a
                          fraction, the numerator of which is equal to the
                          amount of principal distributable on such Class of
                          Certificates on such Distribution Date, and the
                          denominator of which is the Principal Distribution
                          Amount for such Distribution Date.

                          The portion, if any, of the Prepayment Premiums or
                          Yield Maintenance Charges remaining after any payments
                          described above will be distributed to the holders of
                          the Class IO Certificates.

ADVANCES                  The Master Servicer, and if the Master Servicer fails
                          to do so, the Trustee, will be obligated to make P&I
                          Advances and Servicing Advances, including delinquent
                          property taxes and insurance, on the Mortgage Loans,
                          but only to the extent that such Advances are not
                          deemed non-recoverable and, in the case of P&I
                          Advances, subject to any Appraisal Reductions that may
                          occur.

APPRAISAL REDUCTIONS      An appraisal reduction generally will be created in
                          the amount, if any, by which the principal balance of
                          a Required Appraisal Loan (plus other amounts overdue
                          or advanced in connection with such loan) exceeds 90%
                          of the appraised value of the related Mortgaged
                          Property plus all escrows and reserves (including
                          letters of credit) held with respect to the Mortgage
                          Loan. As a result of calculating an Appraisal
                          Reduction Amount for a given Mortgage Loan, the P&I
                          Advance for such Mortgage Loan will be reduced, which
                          will have the effect of reducing the amount of
                          interest available for distribution to the Subordinate
                          Certificates in reverse order of priority of the
                          Classes. An Appraisal Reduction will be reduced to
                          zero as of the date the related Mortgage Loan has been
                          brought current for at least three consecutive months,
                          paid in full, liquidated, repurchased or otherwise
                          disposed.

OPTIONAL TERMINATION      The Master Servicer, the Special Servicer and certain
                          Certificateholders will have the option to terminate
                          the Trust Fund in whole, but not in part, and purchase
                          the remaining assets of the Trust Fund on or after the
                          Distribution Date on which the Stated Principal
                          Balance of the Mortgage Loans then outstanding is less
                          than 1% of the Cut-Off Date Pool Balance. Such
                          purchase price will generally be at a price equal to
                          the unpaid aggregate principal balance of the Mortgage
                          Loans (or fair market value in the case of REO
                          Properties), plus accrued and unpaid interest and
                          certain other Additional Trust Fund Expenses.

                          The Trust Fund may also be terminated under certain
                          circumstances when the Offered Certificates have been
                          paid in full and the remaining outstanding
                          Certificates (other than the Class Z Certificates,
                          Class R-I Certificates and Class R-II Certificates)
                          are held by a single Certificateholder.

CONTROLLING CLASS         The Class of Sequential Pay Certificates (a) which
                          bears the latest alphabetical Class designation and
                          (b) the Certificate Balance of which is greater than
                          25% of its original Certificate Balance; provided,
                          however, if no Class of Sequential Pay Certificates
                          satisfies clause (b) above, the Controlling Class
                          shall be the outstanding Class of Sequential Pay
                          Certificates bearing the latest alphabetical Class
                          designation.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                  LEHMAN BROTHERS

                                        5

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

TRANSACTION TERMS

CONTROLLING CLASS         The representative appointed by the holder of the
   REPRESENTATIVE         majority of the Class Principal Balance of the
                          Controlling Class. In addition, the holders of the
                          Companion Loans may have the ability to exercise some
                          or all of the rights of the Controlling Class and the
                          Controlling Class Representative. See "SERVICING OF
                          THE MORTGAGE LOANS--The Controlling Class
                          Representative" in the Prospectus Supplement for more
                          information.

ERISA                     The Offered Certificates are expected to be ERISA
                          eligible.

SMMEA                     The Offered Certificates are not expected to be
                          "mortgage-related securities" for the purposes of
                          SMMEA.

TAX                       The Offered Certificates will be treated as regular
                          interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                  LEHMAN BROTHERS

                                        6

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

TRANSACTION TERMS

WACHOVIA CAPITAL MARKETS, LLC

Charles Culbreth
(704) 383-7716 (Phone)
(704) 715-0066 (Fax)

Bill White
(704) 715-8440 (Phone)
(704) 715-1214 (Fax)

Chris Campbell
(704) 715-8440 (Phone)
(704) 715-1214 (Fax)

BARCLAYS CAPITAL INC.

Haejin Baek
(212) 412-1863 (Phone)
(212) 412-7489 (Fax)

Craig Leonard
(212) 412-2663 (Phone)
(212) 412-7305 (Fax)

Jeff Lewis
(212) 412-5950 (Phone)
(212) 412-7333 (Fax)

Brian Dixon
(212) 412-2663 (Phone)
(212) 412-7305 (Fax)

Gino Ammirati
(212) 412-1142 (Phone)
(212) 412-8318 (Fax)

LEHMAN BROTHERS INC.

Kee Chan
(212) 526-1528 (Phone)
(212) 520-0839 (Fax)

David Nass
(212) 526-8829 (Phone)
(646) 758-5376 (Fax)

Julia Kim
(212) 526-0399 (Phone)
(646) 758-3035 (Fax)

Hui Chen
(212) 526-2154 (Phone)
(646) 834-2684 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                  LEHMAN BROTHERS

                                        7

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

OFFERED CERTIFICATES

              EXPECTED       CERTIFICATE       APPROX.                                                    ASSUMED
             RATINGS(1)      BALANCE OR         % OF       APPROX.     WEIGHTED                            FINAL
           -------------      NOTIONAL      CUT-OFF DATE    CREDIT      AVERAGE       PRINCIPAL        DISTRIBUTION
CLASS      MOODY'S   S&P      AMOUNT(2)     POOL BALANCE   SUPPORT   LIFE(YRS)(3)     WINDOW(3)           DATE(3)        RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------

A-1          Aaa     AAA   $   18,111,000      1.224%      30.000%       2.38       12/07 - 03/12     March 15, 2012       Fixed
A-2          Aaa     AAA   $  178,441,000     12.061%      30.000%       4.65       03/12 - 08/12     August 15, 2012      Fixed
A-PB         Aaa     AAA   $   48,817,000      3.300%      30.000%       7.08       08/12 - 01/17    January 15, 2017      Fixed
A-3          Aaa     AAA   $  474,091,000     32.045%      30.000%       9.44       01/17 - 07/17      July 15, 2017      Fixed(4)
A-1A         Aaa     AAA   $  316,144,000     21.369%      30.000%       7.54       09/09 - 08/17     August 15, 2017     Fixed(4)
IO(5)(6)     Aaa     AAA   $1,479,435,064         NA           NA          NA             NA               NA             Variable
A-M          Aaa     AAA   $  147,944,000     10.000%      20.000%       9.79       08/17 - 09/17   September 15, 2017    Fixed(4)
A-J          Aaa     AAA   $   88,766,000      6.000%      14.000%       9.84       09/17 - 09/17   September 15, 2017     WAC(7)
B            Aa1     AA+   $   18,493,000      1.250%      12.750%       9.84       09/17 - 09/17   September 15, 2017     WAC(7)
C            Aa2     AA    $   16,643,000      1.125%      11.625%       9.84       09/17 - 09/17   September 15, 2017     WAC(7)
D            Aa3     AA-   $   16,644,000      1.125%      10.500%       9.84       09/17 - 09/17   September 15, 2017     WAC(7)
E             A1     A+    $   11,096,000      0.750%       9.750%       9.84       09/17 - 09/17   September 15, 2017     WAC(7)
F             A2      A    $   12,945,000      0.875%       8.875%       9.84       09/17 - 09/17   September 15, 2017     WAC(7)

NON-OFFERED CERTIFICATES

           EXPECTED      CERTIFICATE      APPROX.                                             ASSUMED
          RATINGS(1)      BALANCE OR       % OF       APPROX.     WEIGHTED                     FINAL
        --------------     NOTIONAL    CUT-OFF DATE    CREDIT      AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS   MOODY'S    S&P    AMOUNT(2)    POOL BALANCE   SUPPORT   LIFE(YRS)(3)   WINDOW(3)      DATE(3)     RATE TYPE
-------------------------------------------------------------------------------------------------------------------

G          A3      A-    $16,643,000      1.125%       7.750%        (8)          (8)           (8)         WAC(7)
H         Baa1    BBB+   $18,493,000      1.250%       6.500%        (8)          (8)           (8)         WAC(7)
J         Baa2     BBB   $18,493,000      1.250%       5.250%        (8)          (8)           (8)         WAC(7)
K         Baa3    BBB-   $14,795,000      1.000%       4.250%        (8)          (8)           (8)         WAC(7)
L         Ba1      BB+   $11,095,000      0.750%       3.500%        (8)          (8)           (8)         Fixed
M         Ba2      BB    $ 5,548,000      0.375%       3.125%        (8)          (8)           (8)         Fixed
N         Ba3      BB-   $ 7,397,000      0.500%       2.625%        (8)          (8)           (8)         Fixed
O          B1      B+    $ 3,699,000      0.250%       2.375%        (8)          (8)           (8)         Fixed
P          B2       B    $ 3,699,000      0.250%       2.125%        (8)          (8)           (8)        Fixed(4)
Q          B3      B-    $ 5,547,000      0.375%       1.750%        (8)          (8)           (8)        Fixed(4)
S          NR      NR    $25,891,064      1.750%       0.000%        (8)          (8)           (8)        Fixed(4)

(1)  By each of Moody's Investors Service, Inc. and Standard & Poor's Ratings
     Services, a division of The McGraw-Hill Companies, Inc. See "RATINGS" in the Prospectus Supplement.

(2)  Subject to a permitted variance of plus or minus 5.0%.

(3)  Based on no prepayments and the other assumptions set forth under "YIELD
     AND MATURITY CONSIDERATIONS--Weighted Average Life" in the Prospectus
     Supplement.

(4)  The pass-through rate applicable to the Class A-3, Class A-1A, Class A-M,
     Class P, Class Q and Class S Certificates for any Distribution Date will be subject to a maximum rate equal to the applicable weighted average net mortgage rate (calculated as described in Prospectus Supplement) for the related date.

(5)  The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class IO Certificates. The interest rate applicable to the Class IO Certificates for each distribution date will generally be as described in the Prospectus Supplement. See "DESCRIPTION OF THE
     CERTIFICATES--Pass-Through Rates" in the Prospectus Supplement.

(6)  The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class IO Certificates, as described in the
     Prospectus Supplement. The interest rate applicable to the Class IO
     Certificates, for each distribution date will be as described in The
     Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
     Rates" in the Prospectus Supplement.

(7)  The pass-through rate applicable to the Class A-J, Class B, Class C, Class
     D, Class E, Class F, Class G, Class H, Class J and Class K Certificates for
     any Distribution Date will be equal to the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement) for the related date.

(8)  Not offered publicly. Any information we provide herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                  LEHMAN BROTHERS

                                        8

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

                   LOAN GROUP 1 SHORT-TERM COLLATERAL SUMMARY

                                                    CUT-OFF DATE     BALLOON       PROPERTY
  CLASS                  PROPERTY NAME                 BALANCE       BALANCE*        TYPE
---------------------------------------------------------------------------------------------

CLASS A-1
             CLASS A-1 TOTAL BALLOON PAYMENT                       $          0
             CLASS A-1 AMORTIZATION                                  18,111,000
                                                                   ------------
             TOTAL CLASS A-1 CERTIFICATE BALANCE                   $ 18,111,000
                                                                   ============
CLASS A-2
             Four Points Allentown                  $  8,500,000   $  7,866,287   Hospitality
             2100 Ross                              $ 61,000,000     61,000,000      Office
             Nestle 94 Pool                         $106,000,000    106,000,000    Industrial
                                                                   ------------
             CLASS A-2 TOTAL BALLOON PAYMENT                       $174,866,287
             CLASS A-2 AMORTIZATION                                   3,574,713
                                                                   ------------
             TOTAL CLASS A-2 CERTIFICATE BALANCE                   $178,441,000
                                                                   ============
CLASS A-PB
             CLASS A-PB TOTAL BALLOON PAYMENT                      $          0
             CLASS A-PB AMORTIZATION                                 48,817,000
                                                                   ------------
             TOTAL CLASS A-PB CERTIFICATE BALANCE                  $ 48,817,000
                                                                   ============

              WEIGHTED    WEIGHTED     WEIGHTED
              AVERAGE     AVERAGE       AVERAGE     WEIGHTED
             REMAINING   REMAINING   CUT-OFF DATE    AVERAGE
  CLASS         TERM      IO TERM         LTV          DSC
------------------------------------------------------------

CLASS A-1

CLASS A-2
                 52           4          79.4%        1.40x
                 54          54          74.4%        1.64x
                 57          57          57.2%        1.44x

                 56          53          64.2%        1.51x

CLASS A-PB

*    The information presented above is intended to depict the assumed effect of the repayment of certain Mortgage Loans on certain classes of the
     Certificates. As of the Cut-Off Date, the balloon balances, total balloon payments and remaining class amortization were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND
     MATURITY CONSIDERATIONS--Yield Considerations" in the Prospectus
     Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                  LEHMAN BROTHERS

                                        9

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                  LEHMAN BROTHERS

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

                                                                         ALL
GENERAL CHARACTERISTICS                                            MORTGAGE LOANS      LOAN GROUP 1      LOAN GROUP 2
---------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans .......................................              109                 92               17
Number of Crossed Loan Pools ...................................                4                  3                1
Number of Mortgaged Properties .................................              119                 99               20
Aggregate Balance of all Mortgage Loans ........................   $1,479,435,064     $1,163,291,064     $316,144,000

Number of Mortgage Loans with Balloon Payments(1) ..............               52                 43                9
Aggregate Balance of Mortgage Loans with Balloon Payments(1) ...   $  764,918,178     $  619,086,678     $145,831,500

Number of Mortgage Loans with Anticipated Repayment Date(2) ....                3                  3                0
Aggregate Balance of Mortgage Loans with Anticipated
   Repayment Date(2) ...........................................   $    6,540,083     $    6,540,083     $          0

Number of Fully Amortizing Mortgage Loans ......................                4                  4                0
Aggregate Balance of Fully Amortizing Mortgage Loans ...........   $   48,745,403     $   48,745,403     $          0

Number of Interest Only Mortgage Loans(3) ......................               50                 42                8
Aggregate Balance of Interest Only Mortgage Loans(3) ...........   $  659,231,400     $  488,918,900     $170,312,500

Average Balance of Mortgage Loans ..............................   $   13,572,799     $   12,644,468     $ 18,596,706
Minimum Balance of Mortgage Loans ..............................   $    1,024,000     $    1,024,000     $  1,200,000
Maximum Balance of Mortgage Loans ..............................   $  158,105,000     $  158,105,000     $ 37,440,000

Maximum Balance for a group of cross-collateralized and
   cross-defaulted Mortgage Loans ..............................   $   46,633,000(4)  $   46,633,000(4)  $  7,560,000(5)

Weighted Average LTV Ratio(6)(7) ...............................             69.8%              68.9%            73.1%
Minimum LTV Ratio(6)(7) ........................................             28.0%              28.0%            64.6%
Maximum LTV Ratio(6)(7) ........................................             81.9%              81.9%            80.0%

Weighted Average LTV at Maturity or
   Anticipated Repayment Date(6)(7) ............................             64.6%              63.1%            70.3%

Weighted Average DSCR ..........................................             1.39x              1.42x            1.29x
Minimum DSCR ...................................................             1.00x              1.00x            1.10x
Maximum DSCR ...................................................             2.37x              2.37x            1.51x

Weighted Average Mortgage Loan Interest Rate(8) ................            6.152%             6.199%           5.979%
Minimum Mortgage Loan Interest Rate ............................            5.170%             5.170%           5.750%
Maximum Mortgage Loan Interest Rate ............................            8.181%             8.181%           6.790%

Weighted Average Remaining Term to Maturity or
   Anticipated Repayment Date(months) ..........................              105                108               92
Minimum Remaining Term to Maturity or
   Anticipated Repayment Date(months) ..........................               52                 52               54
Maximum Remaining Term to Maturity or
   Anticipated Repayment Date(months) ..........................              202                202              118
Weighted Average Occupancy Rate(9) .............................             93.1%              93.8%            91.3%

(1)  Does not include Mortgage Loans with anticipated repayment dates or
     Mortgage Loans that are interest-only for their entire term.

(2)  Does not include Mortgage Loans that are interest-only for their entire term.

(3)  Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(4)  Consists of a group of 14 individual Mortgage Loans (loan numbers 56, 63,
     64, 65, 68, 69, 82, 89, 91, 94, 97, 101, 104 and 107).

(5)  Consists of a group of 2 individual Mortgage Loans (loan numbers 58 and
     108).

(6)  For a description of how the LTV Ratios for the Mortgage Loans are determined, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan
     Information" and "RISK FACTORS--The Mortgage Loans--Risks Related to
     Property Inspections and Certain Assumptions in Appraisals" in the
     Prospectus Supplement.

(7)  Certain of the Mortgage Loans have LTV Ratios that have been calculated on an "as-stabilized" basis. See "Additional Mortgage Loan Information"
     herein. Also, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage
     Loan Information" and "RISK FACTORS--Risks Relating to Net Cash Flow" and
     "--Inspections and Appraisals May Not Accurately Reflect Value or Condition
     of Mortgaged Property" in the Prospectus Supplement.

(8)  The interest rate with respect to 5 Mortgage Loans (loan numbers 12, 14,
     29, 32 and 34), representing 6.5% of the Cut-Off Date Pool Balance (4.8% of the Cut-Off Date Group 1 Balance and 12.7% of the Cut-Off Date Group 2
     Balance) may vary during the term of the related Mortgage Loan. For purposes of the table above as well as calculations throughout the
     Prospectus Supplement, the mortgage rate was assumed to be the average mortgage rate during the period in which amortization is due on the related
     Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage
     Loan Information" in the Prospectus Supplement.

(9)  Occupancy Rates exclude 15 hospitality properties, representing 19.6% of the Cut-Off Date Pool Balance (24.9% of the Cut-Off Date Group 1 Balance).
     In certain cases, occupancy includes space for which leases have been executed, but the tenant is not in occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

                                    [GRAPHIC]

PROPERTY TYPE*

                                                        % OF      % OF      % OF
                         NUMBER OF      AGGREGATE     INITIAL   GROUP 1   GROUP 2
                         MORTGAGED    CUT-OFF DATE      POOL      POOL      POOL
    PROPERTY TYPE       PROPERTIES     BALANCE(1)     BALANCE   BALANCE   BALANCE
---------------------------------------------------------------------------------

Retail                      48       $  327,032,085     22.1%     28.1%      0.0%
   Anchored                 12          198,405,594     13.4      17.1       0.0
   Single Tenant(4)         31          111,185,286      7.5       9.6       0.0
   Shadow Anchored(5)        2           10,523,731      0.7       0.9       0.0
   Unanchored                3            6,917,474      0.5       0.6       0.0
Multifamily                 16          316,794,526     21.4       0.7      97.6
Office                      16          304,847,279     20.6      26.2       0.0
Hospitality                 15          290,176,364     19.6      24.9       0.0
Industrial                  15          211,985,635     14.3      18.2       0.0
Special Purpose              2           13,500,000      0.9       1.2       0.0
Mobile Home Park             5            7,560,000      0.5       0.0       2.4
Self Storage                 2            7,539,175      0.5       0.6       0.0
                           ---       --------------    -----     -----     -----
                           119       $1,479,435,064    100.0%    100.0%    100.0%
                           ===       ==============    =====     =====     =====

                                                    WEIGHTED                     WEIGHTED
                         WEIGHTED    MIN / MAX       AVERAGE       MIN / MAX      AVERAGE
                         AVERAGE     DSC RATIO    CUT-OFF DATE    CUT-OFF DATE   MORTGAGE
    PROPERTY TYPE       DSC RATIO     WEIGHTED    LTV RATIO(2)    LTV RATIO(2)    RATE(3)
-----------------------------------------------------------------------------------------

Retail                    1.46x     1.11x/2.37x       67.9%       35.5%/79.9%     6.097%
   Anchored               1.34x     1.11x/1.82x       69.6%       36.6%/79.8%     6.220%
   Single Tenant(4)       1.65x     1.15x/2.37x       66.3%       49.9%/79.9%     5.825%
   Shadow Anchored(5)     1.83x     1.67x/2.28x       54.4%       35.5%/61.4%     6.186%
   Unanchored             1.22x     1.21x/1.23x       66.0%       57.8%/70.2%     6.787%
Multifamily               1.29x     1.10x/1.51x       72.9%       64.6%/80.0%     5.973%
Office                    1.44x     1.11x/2.11x       69.2%       31.1%/80.0%     6.077%
Hospitality               1.41x     1.15x/1.99x       75.7%       59.1%/79.9%     6.121%
Industrial                1.38x     1.00x/1.77x       60.7%       28.0%/81.9%     6.631%
Special Purpose           1.24x     1.21x/1.34x       75.7%       74.6%/78.7%     5.895%
Mobile Home Park          1.21x     1.21x/1.21x       78.4%       78.4%/78.4%     6.790%
Self Storage              1.21x     1.20x/1.22x       59.3%       53.9%/64.8%     6.716%
                          ----      ----------        ----        ----------      -----
                          1.39x     1.00x/2.37x       69.8%       28.0%/81.9%     6.152%
                          ====      ==========        ====        ==========      =====

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage
     Loan documents).

(2)  Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis. See "Additional Mortgage Loan Information"
     herein. Also, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage
     Loan Information" and "RISK FACTORS--Risks Relating to Net Cash Flow" and
     "--Inspections and Appraisals May Not Accurately Reflect Value or Condition
     of Mortgaged Property" in the Prospectus Supplement.

(3)  The interest rate with respect to 5 Mortgage Loans (loan numbers 12, 14,
     29, 32 and 34), representing 6.5% of the Cut-Off Date Pool Balance (4.8% of the Cut-Off Date Group 1 Balance and 12.7% of the Cut-Off Date Group 2
     Balance) may vary during the term of the related Mortgage Loan. For purposes of the table above as well as calculations throughout the
     Prospectus Supplement, the mortgage rate was assumed to be the average over the term of the related Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE
     POOL--Additional Mortgage Loan Information" in the Prospectus Supplement.

(4)  As of the origination of 1 Mortgage Loan (loan number 17), the related
     Mortgaged Property was being improved by the construction of a Home Depot;
     however, the improvements are not part of the collateral for the related
     Mortgage Loan.

(5)  A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

*    With respect to each Mortgage Loan, unless otherwise specified, the calculation of DSC and LTV Ratios are based on the aggregate indebtedness of or debt service on, as applicable, the Mortgage Loan and the related pari passu companion loan(s), but not any related subordinate companion loan or future pari passu companion loan. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

                                  [MAP OMITTED]

PROPERTY LOCATION*

                                                                % OF      % OF                  WEIGHTED     WEIGHTED
                  NUMBER OF      AGGREGATE         % OF       INITIAL   INITIAL    WEIGHTED      AVERAGE      AVERAGE
                  MORTGAGED    CUT-OFF DATE       INITIAL     GROUP 1   GROUP 2    AVERAGE    CUT-OFF DATE   MORTGAGE
    STATE        PROPERTIES     BALANCE(1)     POOL BALANCE   BALANCE   BALANCE   DSC RATIO   LTV RATIO(2)    RATE(3)
---------------------------------------------------------------------------------------------------------------------

TX                    20      $  268,416,250       18.1%        15.3%     28.6%     1.45x         72.3%       5.968%
FL                    12         148,241,279       10.0          7.6      18.9      1.37x         65.7%       6.679%
PA                     6         144,294,087        9.8         12.4       0.0      1.31x         69.9%       5.989%
CA                     6         141,700,603        9.6         12.2       0.0      1.43x         65.5%       6.419%
   Southern(4)         4         105,900,000        7.2          9.1       0.0      1.40x         68.9%       6.458%
   Northern(4)         2          35,800,603        2.4          3.1       0.0      1.50x         55.5%       6.304%
NC                    10         123,947,714        8.4          6.2      16.3      1.27x         73.8%       6.013%
GA                     8         107,086,364        7.2          7.2       7.4      1.36x         69.3%       6.107%
NJ                     2          98,391,500        6.7          8.5       0.0      1.33x         79.9%       5.963%
Other                 55         447,357,267       30.2         30.6      28.9      1.43x         67.9%       6.148%
                     ---      --------------      -----        -----     -----      ----          ----        -----
                     119      $1,479,435,064      100.0%       100.0%    100.0%     1.39x         69.8%       6.152%
                     ===      ==============      =====        =====     =====      ====          ====        =====

o    THE MORTGAGED PROPERTIES ARE LOCATED IN 30 STATES.

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those Mortgaged
     Properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)  Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis. See "Additional Mortgage Loan Information"
     herein. Also, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage
     Loan Information" and "RISK FACTORS--Risks Relating to Net Cash Flow" and
     "--Inspections and Appraisals May Not Accurately Reflect Value or Condition
     of Mortgaged Property" in the Prospectus Supplement.

(3)  The interest rate with respect to 5 Mortgage Loans (loan numbers 12, 14,
     29, 32 and 34), representing 6.5% of the Cut-Off Date Pool Balance (4.8% of the Cut-Off Date Group 1 Balance and 12.7% of the Cut-Off Date Group 2
     Balance), may vary during the term of the related Mortgage Loan. For purposes of the table above as well as calculations throughout the prospectus supplement, the mortgage rate was assumed to be the average over the term of the related Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE
     POOL--Additional Mortgage Loan Information" in the Prospectus Supplement.

(4)  For purposes of determining whether a Mortgaged Property is in Northern
     California or Southern California, Mortgaged Properties north of San Luis
     Obispo County, Kern County and San Bernardino County were included in
     Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

*    With respect to each Mortgage Loan, unless otherwise specified, the calculation of DSC and LTV Ratios are based on the aggregate indebtedness of or debt service on, as applicable, the Mortgage Loan and the related pari passu companion loan(s), but not any related subordinate companion loan. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE

                                                                % OF
                                 NUMBER OF     AGGREGATE      INITIAL     % OF     % OF
            RANGE OF              MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
     CUT-OFF DATE BALANCES         LOANS        BALANCE       BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

$1,024,000 - $2,000,000 ......       13      $   20,258,191      1.4%      1.6%      0.4%
$2,000,001 - $3,000,000 ......       16          40,898,864      2.8       3.5       0.0
$3,000,001 - $4,000,000 ......       12          41,383,393      2.8       3.3       1.1
$4,000,001 - $5,000,000 ......       11          48,029,971      3.2       4.1       0.0
$5,000,001 - $6,000,000 ......        1           5,635,000      0.4       0.5       0.0
$6,000,001 - $7,000,000 ......        2          12,518,882      0.8       0.5       2.0
$7,000,001 - $8,000,000 ......        3          22,224,966      1.5       1.9       0.0
$8,000,001 - $9,000,000 ......        4          33,614,259      2.3       2.9       0.0
$9,000,001 - $10,000,000 .....        7          67,595,137      4.6       5.8       0.0
$10,000,001 - $15,000,000 ....       17         213,214,503     14.4      13.8      16.8
$15,000,001 - $20,000,000 ....        6         101,305,400      6.8       5.8      10.8
$20,000,001 - $25,000,000 ....        6         131,939,000      8.9       7.6      13.9
$25,000,001 - $30,000,000 ....        8         218,272,500     14.8       7.0      43.3
$30,000,001 - $35,000,000 ....        1          32,800,000      2.2       2.8       0.0
$35,000,001 - $40,000,000 ....        1          37,440,000      2.5       0.0      11.8
$60,000,001 - $65,000,000 ....        3         188,200,000     12.7      16.2       0.0
$100,000,001 - $150,000,000 ..        1         106,000,000      7.2       9.1       0.0
$150,000,001 - $158,105,000 ..        1         158,105,000     10.7      13.6       0.0
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: $1,024,000   MAX: $158,105,000   AVERAGE: $13,572,799

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                                                               % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
           RANGE OF               MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
      UNDERWRITTEN DSCRS           LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

1.00x - 1.04x ................        4      $   28,204,065      1.9%      2.4%      0.0%
1.10x - 1.14x ................        6         176,908,218     12.0       9.7      20.1
1.15x - 1.19x ................        7          84,739,692      5.7       7.3       0.0
1.20x - 1.24x ................       19         134,696,633      9.1       7.5      14.9
1.25x - 1.29x ................        9         123,162,462      8.3       3.8      25.0
1.30x - 1.34x ................        6          74,023,159      5.0       4.0       8.6
1.35x - 1.39x ................        6         305,455,000     20.6      24.2       7.5
1.40x - 1.44x ................        5         161,420,000     10.9      11.1      10.3
1.45x - 1.49x ................        2          22,645,000      1.5       0.8       4.3
1.50x - 1.54x ................        5          75,618,161      5.1       4.0       9.3
1.55x - 1.59x ................        2          17,935,000      1.2       1.5       0.0
1.60x - 1.64x ................        5          98,940,400      6.7       8.5       0.0
1.65x - 1.69x ................        3          30,851,000      2.1       2.7       0.0
1.70x - 1.74x ................        4          10,787,687      0.7       0.9       0.0
1.75x - 1.79x ................        7          29,182,338      2.0       2.5       0.0
1.80x - 1.84x ................        5          30,083,617      2.0       2.6       0.0
1.85x - 1.89x ................        5          15,106,500      1.0       1.3       0.0
1.95x - 1.99x ................        1           9,380,401      0.6       0.8       0.0
2.00x - 2.04x ................        1           4,108,000      0.3       0.4       0.0
2.05x - 2.09x ................        2           5,794,000      0.4       0.5       0.0
2.10x - 2.14x ................        2          27,500,000      1.9       2.4       0.0
2.20x - 2.24x ................        1           1,024,000      0.1       0.1       0.0
2.25x - 2.29x ................        5          10,492,731      0.7       0.9       0.0
2.30x - 2.37x ................        1           1,377,000      0.1       0.1       0.0
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 1.00x   MAX: 2.37x   WTD. AVERAGE: 1.39x

MORTGAGE RATE(1)

                                                               % OF
                                 NUMBER OF     AGGREGATE      INITIAL     % OF     % OF
           RANGE OF               MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
      MORTGAGE RATES (%)           LOANS        BALANCE       BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

5.170 - 5.250 ................        4      $   13,597,000      0.9%      1.2%      0.0%
5.251 - 5.500 ................        2          16,767,500      1.1       1.4       0.0
5.501 - 5.750 ................       17         119,834,222      8.1       7.9       8.9
5.751 - 6.000 ................       31         599,678,964     40.5      34.0      64.5
6.001 - 6.250 ................       16         242,356,850     16.4      17.1      13.9
6.251 - 6.500 ................       10         255,032,307     17.2      19.1      10.4
6.501 - 6.750 ................        9          81,905,879      5.5       7.0       0.0
6.751 - 7.000 ................       14          93,788,401      6.3       7.4       2.4
7.001 - 7.250 ................        2           7,728,538      0.5       0.7       0.0
7.750 - 8.181 ................        8          48,745,403      3.3       4.2       0.0
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 5.170%   MAX: 8.181%   WTD.AVERAGE: 6.152%

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)

                                                               % OF
          RANGE OF               NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
      CUT-OFF DATE LTV            MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
         RATIOS (%)                LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

28.03 - 40.00 ................        7      $   48,820,235      3.3%      4.2%      0.0%
40.01 - 50.00 ................        6          22,193,000      1.5       1.9       0.0
50.01 - 55.00 ................        3           9,608,175      0.6       0.8       0.0
55.01 - 60.00 ................        6         146,060,414      9.9      12.6       0.0
60.01 - 65.00 ................       17         132,187,194      8.9       8.8       9.3
65.01 - 70.00 ................       28         211,424,471     14.3      15.0      11.8
70.01 - 75.00 ................       21         417,929,393     28.2      23.5      45.6
75.01 - 80.00 ................       24         481,307,447     32.5      32.3      33.3
80.01 - 81.91 ................        1           9,904,736      0.7       0.9       0.0
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 28.03%   MAX: 81.91%   WTD. AVERAGE: 69.83%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)

                                                                % OF
         RANGE OF                NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
   MATURITY DATE OR ARD           MORTGAGE     CUT-OFF DATE     POOL    GROUP 1   GROUP 2
      LTV RATIOS (%)               LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

0.00 - 5.00 ..................        8      $   48,745,403      3.3%      4.2%      0.0%
20.01 - 30.00 ................        1          11,455,165      0.8       1.0       0.0
30.01 - 40.00 ................        2          16,823,731      1.1       1.4       0.0
40.01 - 50.00 ................       10          43,258,589      2.9       3.7       0.0
50.01 - 55.00 ................        6          24,669,195      1.7       2.1       0.0
55.01 - 60.00 ................       10         178,307,015     12.1      15.3       0.0
60.01 - 65.00 ................       23         215,420,509     14.6      16.0       9.3
65.01 - 70.00 ................       28         263,177,458     17.8      14.3      30.8
70.01 - 75.00 ................       18         598,588,000     40.5      38.5      47.9
75.01 - 80.00 ................        7          78,990,000      5.3       3.5      12.0
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 0.00%   MAX: 80.00%   WTD. AVERAGE: 64.62%

(1)  The interest rate with respect to 5 Mortgage Loans (loan numbers 12, 14,
     29, 32 and 34), representing 6.5% of the Cut-Off Date Pool Balance (4.8% of the Cut-Off Date Group 1 Balance and 12.7% of the Cut-Off Date Group 2
     Balance), may vary during the term of the related Mortgage Loan. For purposes of the table above as well as calculations throughout the
     Prospectus Supplement, the mortgage rate was assumed to be the average over the term of the related Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE
     POOL--Additional Mortgage Loan Information" in the Prospectus Supplement.

(2)  Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis. See "Additional Mortgage Loan Information"
     herein. Also, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage
     Loan Information" and "RISK FACTORS--Risks Relating to Net Cash Flow" and
     "--Inspections and Appraisals May Not Accurately Reflect Value or Condition
     of Mortgaged Property" in the Prospectus Supplement.

*    With respect to each Mortgage Loan, unless otherwise specified, the calculation of DSC and LTV Ratios are based on the aggregate indebtedness of or debt service on, as applicable, the Mortgage Loan and the related pari passu companion loan(s), but not any related subordinate companion loan. With respect to 4 Mortgage Loans (loan numbers 24.01, 24.02, 25.01,
     25.02, 44.01, 44.02, 75.01 and 75.02), the related Mortgage Loan is comprised of a component A note and a component B note which are secured by the same Mortgaged Property and are both assets of the Trust Fund. In cases where the terms of the component notes differ, the portions of the Mortgage
     Loan represented by such component notes have been allocated to separate categories accordingly, and as a result the totals of the aggregate number of Mortgage Loans may not be equal. For detailed information about each component note comprising these Mortgage Loans, see Annex A-1 to the
     Prospectus Supplement. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD

                                                                % OF
           RANGE OF              NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
       ORIGINAL TERM TO           MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
   MATURITY OR ARD (MONTHS)        LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

60 - 60 ......................       11      $  300,210,000     20.3%     15.1%     39.4%
109 - 120 ....................       94       1,130,479,661     76.4      80.7      60.6
121 - 216 ....................        4          20,541,338      1.4       1.8       0.0
217 - 300 ....................        4          28,204,065      1.9       2.4       0.0
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 60   MAX: 300   WTD. AVERAGE: 113

ORIGINAL AMORTIZATION TERM

                                                               % OF
          RANGE OF               NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
    ORIGINAL AMORTIZATION         MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
       TERMS (MONTHS)              LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

84 - 120 .....................        4      $   28,204,065      1.9%      2.4%      0.0%
133 - 228 ....................        4          20,541,338      1.4       1.8       0.0
229 - 264 ....................        2          21,915,515      1.5       1.9       0.0
300 - 348 ....................        6          31,919,780      2.2       2.7       0.0
349 - 360 ....................       47         717,622,966     48.5      49.2      46.1
Non-Amortizing ...............       50         659,231,400     44.6      42.0      53.9
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN(1): 84   MAX: 360   WTD. AVERAGE(1): 342

(1)  Excludes the non-amortizing loans.

ORIGINAL INTEREST-ONLY TERM

                                                                % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
                                  MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
      TYPE OF IO PERIOD            LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

Partial Interest Only
   Amortizing ................       38      $  684,349,065     46.3%     46.3%     46.1%
1 - 12 .......................        4          39,010,000      2.6       3.4       0.0
13 - 24 ......................        8          76,663,000      5.2       2.7      14.2
25 - 36 ......................        2          36,300,000      2.5       0.9       8.2
37 - 48 ......................        2          36,525,000      2.5       3.1       0.0
49 - 60 ......................       15         412,871,500     27.9      30.3      19.2
61 - 72 ......................        2          40,775,500      2.8       3.5       0.0
73 - 84 ......................        1          14,000,000      0.9       0.0       4.4
85 - 216 .....................        4          28,204,065      1.9       2.4       0.0
Non-Amortizing ...............       50         659,231,400     44.6      42.0      53.9
Amortizing - No Partial
   Interest Only Period ......       25         135,854,600      9.2      11.7       0.0
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 6   MAX(2): 216   WTD. AVERAGE(2): 59

(2)  Partial Interest Only Period excludes non-amortizing loans that do not benefit from a Partial Interest Only Period.

SEASONING

                                                               % OF
                                 NUMBER OF     AGGREGATE      INITIAL     % OF      % OF
                                  MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
      SEASONING (MONTHS)           LOANS        BALANCE       BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

0 - 12 .......................      105      $1,430,689,661     96.7%     95.8%    100.0%
97 - 108 .....................        4          48,745,403      3.3       4.2       0.0
                                    ---      --------------    -----     -----     ------
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     ------

MIN: 1   MAX: 98   WTD. AVERAGE: 8

REMAINING TERM TO MATURITY OR ARD

                                                               % OF
           RANGE OF              NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
      REMAINING TERMS TO          MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
   MATURITY OR ARD (MONTHS)        LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

52 - 60 ......................       11      $  300,210,000     20.3%     15.1%     39.4%
109 - 120 ....................       98       1,151,021,000     77.8      82.5      60.6
121 - 202 ....................        4          28,204,065      1.9       2.4       0.0
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 52   MAX: 202   WTD. AVERAGE: 105

REMAINING STATED AMORTIZATION TERM

                                                                % OF
      RANGE OF REMAINING         NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
     STATED AMORTIZATION          MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
        TERMS (MONTHS)              LOANS        BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

84 - 120 .....................        8      $   48,745,403      3.3%      4.2%      0.0%
229 - 264 ....................        2          21,915,515      1.5       1.9       0.0
265 - 299 ....................        4          20,201,562      1.4       1.7       0.0
300 - 348 ....................        2          11,718,218      0.8       1.0       0.0
349 - 360 ....................       47         717,622,966     48.5      49.2      46.1
Non-Amortizing ...............       50         659,231,400     44.6      42.0      53.9
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN(3): 84   MAX: 360   WTD. AVERAGE(3): 339

(3)  Excludes the non-amortizing loans.

PREPAYMENT PROVISION SUMMARY

                                                                % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
                                  MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
     PREPAYMENT PROVISION          LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------

Lockout/Defeasance/Open ......       91      $1,175,835,502     79.5%     79.2%     80.4%
Lockout/Yield
   Maintenance/Open ..........       15         147,099,562      9.9       9.7      10.7
Yield Maintenance/Open .......        2         134,000,000      9.1       9.1       8.9
Lockout/Defeasance or Yield
   Maintenance/Open ..........        1          22,500,000      1.5       1.9       0.0
                                    ---      --------------    -----     -----     -----
                                    109      $1,479,435,064    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

SHADOW RATED LOANS(4)

                                                  % OF
                                                INITIAL     % OF      % OF
             LOAN                CUT-OFF DATE     POOL    GROUP 1   GROUP 2
             NAME                   BALANCE     BALANCE   BALANCE   BALANCE   MOODY'S   S&P
-------------------------------------------------------------------------------------------

West Los Angeles
   Commerce Plaza ............    $13,500,000     0.9%      1.2%      0.0%       NR     A+
The Greentree
   Shopping Center ...........    $11,455,165     0.8%      1.0%      0.0%      Aa3     AAA

(4)  Moody's and S&P have confirmed that the Mortgage Loans detailed in this table have, in the context of their inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

*    With respect to 4 Mortgage Loans (loan numbers 24.01, 24.02, 25.01, 25.02,
     44.01, 44.02, 75.01 and 75.02), the related Mortgage Loan is comprised of a component A note and a component B note which are secured by the same
     Mortgaged Property and are both assets of the Trust Fund. In cases where the terms of the component notes differ, the portions of the Mortgage Loan represented by such component notes have been allocated to separate categories accordingly, and as a result the totals of the aggregate number of Mortgage Loans may not be equal. For detailed information about each component note comprising these Mortgage Loans, see Annex A-1 to the
     Prospectus Supplement. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

TWENTY LARGEST MORTGAGE LOANS

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                             NUMBER OF
                                             MORTGAGE                             % OF      % OF
                                 MORTGAGE     LOANS /                           INITIAL   INITIAL
                                   LOAN      MORTGAGED    LOAN   CUT-OFF DATE     POOL     GROUP
            LOAN NAME             SELLER    PROPERTIES   GROUP      BALANCE     BALANCE   BALANCE            PROPERTY TYPE
------------------------------   --------   ----------   -----   ------------   -------   -------   -----------------------------

Ashford Hospitality Pool 5 ...   Wachovia      1 / 5       1     $158,105,000    10.7%     13.6%    Hospitality-Various
Nestle 94 Pool ...............   Wachovia      1 / 3       1      106,000,000     7.2       9.1%    Industrial-Distribution
Sheraton Park Hotel --
   Anaheim, CA ...............   Wachovia      1 / 1       1       65,000,000     4.4       5.6%    Hospitality-Full Service
Integrated Health Campus .....   Wachovia      1 / 1       1       62,200,000     4.2       5.3%    Office-Medical
2100 Ross ....................   Wachovia      1 / 1       1       61,000,000     4.1       5.2%    Office-CBD
Cole REIT Portfolio ..........   Wachovia     14 / 14      1       46,633,000     3.2       4.0%    Retail & Industrial
Mallard Glen Apartments ......   Wachovia      1 / 1       2       37,440,000     2.5      11.8%    Multifamily-Conventional
Llano Logistics ..............     BCRE        1 / 1       1       32,800,000     2.2       2.8%    Industrial-Warehouse
Kedron Village - Phase II ....   Wachovia      1 / 1       1       29,700,000     2.0       2.6%    Retail-Anchored
University House at Tempe
   Apartments ................   Wachovia      1 / 1       2       29,412,500     2.0       9.3%    Multifamily-Student Housing
                                              -------            ------------    ----
                                              23 / 29            $628,290,500    42.5%
                                              =======            ============    ====
Reflections at the Lakes .....   Wachovia      1 / 1       2     $ 28,000,000     1.9%      8.9%    Multifamily-Conventional
Glenbrooke at Palm Bay .......     BCRE        1 / 1       2       27,110,000     1.8       8.6%    Multifamily-Senior Housing /
                                                                                                    Independent Living
One & Two Riverwood ..........   Wachovia      1 / 1       1       26,500,000     1.8       2.3%    Office-Suburban
The Preserve at the Fort
   Apartments ................   Wachovia      1 / 1       2       26,250,000     1.8       8.3%    Multifamily-Student Housing
The Falls at Highpoint
   Apartments ................   Wachovia      1 / 1       2       26,000,000     1.8       8.2%    Multifamily-Conventional
Cole Portfolio ...............   Wachovia     10 / 10      1       25,442,500     1.7       2.2%    Retail-Single Tenant
West Volusia Towne Centre ....   Wachovia      1 / 1       1       25,300,000     1.7       2.2%    Retail-Anchored
Waterstone Apartments ........   Wachovia      1 / 1       2       23,750,000     1.6       7.5%    Multifamily-Conventional
Home Depot - Paterson, NJ ....   Wachovia      1 / 1       1       23,000,000     1.6       2.0%    Retail-Single Tenant
Poway Crossings ..............   Wachovia      1 / 1       1       22,500,000     1.5       1.9%    Retail-Anchored
                                              -------            ------------    ----
                                              19 / 19            $253,852,500    17.2%
                                              =======            ============    ====
                                              42 / 48            $882,143,000    59.6%
                                              =======            ============    ====

                                                                                  WEIGHTED
                                                                  WEIGHTED         AVERAGE     WEIGHTED
                                   CUT-OFF DATE    WEIGHTED       AVERAGE         LTV RATIO     AVERAGE
                                   BALANCE PER      AVERAGE     CUT-OFF DATE     AT MATURITY   MORTGAGE
            LOAN NAME            SF/UNIT/ROOM(1)    DSCR(1)   LTV RATIO(1)(2)   OR ARD(1)(2)    RATE(3)
------------------------------   ---------------   --------   ---------------   ------------   ---------

Ashford Hospitality Pool 5 ...       $138,567        1.37x         79.9%            74.7%       5.952%
Nestle 94 Pool ...............       $     41        1.44x         57.2%            57.2%       6.320%
Sheraton Park Hotel -
   Anaheim, CA ...............       $132,653        1.38x         73.5%            73.5%       6.300%
Integrated Health Campus .....       $    206        1.11x         75.7%            70.6%       5.790%
2100 Ross ....................       $     72        1.64x         74.4%            74.4%       6.065%
Cole REIT Portfolio ..........       $     91        1.75x         66.2%            66.2%       5.704%
Mallard Glen Apartments ......       $ 81,391        1.10x         80.0%            70.6%       5.830%
Llano Logistics ..............       $     66        1.35x         66.9%            61.5%       5.880%
Kedron Village - Phase II ....       $    189        1.16x         79.8%            74.4%       5.700%
University House at Tempe
   Apartments ................       $ 73,531        1.51x         64.6%            64.6%       6.378%
                                                     1.39x         72.1%            69.2%       6.024%
Reflections at the Lakes .....       $ 85,890        1.28x         71.8%            71.8%       5.750%
Glenbrooke at Palm Bay .......       $159,471        1.33x         72.0%            72.0%       5.948%

One & Two Riverwood ..........       $    135        1.30x         72.6%            69.1%       6.190%
The Preserve at the Fort
   Apartments ................       $ 83,866        1.13x         75.6%            70.6%       5.830%
The Falls at Highpoint
   Apartments ................       $ 36,723        1.27x         73.8%            66.5%       5.850%
Cole Portfolio ...............       $    134        2.03x         58.2%            58.2%       5.329%
West Volusia Towne Centre ....       $    164        1.12x         71.3%            62.4%       6.760%
Waterstone Apartments ........       $ 77,110        1.35x         66.8%            66.8%       6.180%
Home Depot - Paterson, NJ ....       $    169        1.21x         79.9%            79.9%       6.000%
Poway Crossings ..............       $    196        1.11x         72.1%            68.3%       6.940%

                                                     1.31x         71.5%            68.6%       6.062%

                                                     1.37x         71.9%            69.0%       6.035%

----------
(1)  Nestle 94 Pool, 2100 Ross, Llano Logistics and Glenbrooke at Palm Bay are
     each part of a split loan structure that includes one or more subordinate companion loans that are not included in the trust fund. With respect to each of these mortgage loans, unless otherwise specified, the calculations of LTV Ratios, DSC Ratio and Cut-Off Date Balance per square foot/unit are based on the aggregate indebtedness of or debt service on, as applicable, the mortgage loan, but not any related subordinate companion loan.

(2)  Certain of the mortgage loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis. See "Additional Mortgage Loan Information"
     herein. Also, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage
     Loan Information" and "RISK FACTORS--The Mortgage Loans--Risks Relating to
     Net Cash Flow" and "--Inspections and Appraisals May Not Accurately Reflect
     Value or Condition of Mortgaged Property" in the Prospectus Supplement.

(3)  The mortgage rate with respect to the One & Two Riverwood and The Falls at
     Highpoint Apartments may vary during the term of the related Mortgage Loan.
     For purposes of the table above as well as calculations throughout the prospectus supplement, the mortgage rate was assumed to be the average mortgage rate during the amortizing period of the related Mortgage Loan.
     See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan
     Information" in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $158,105,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    10.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                          Ashford Hospitality Trust, Inc.
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                         5.9523333%
MATURITY DATE                                                     April 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          113 / 360
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX                                     Yes
   ENGINEERING                        $508,125
ONGOING ANNUAL RESERVES
   TAX                                     Yes
   FF&E(2)                                 Yes
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                $158,105,000
CUT-OFF DATE BALANCE/ROOM                                               $138,567
CUT-OFF DATE LTV                                                           79.9%
MATURITY DATE LTV                                                          74.7%
UW DSCR ON NCF                                                             1.37x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 5
LOCATION                                                                 Various
PROPERTY TYPE                                              Hospitality - Various
SIZE (ROOMS)                                                               1,141
OCCUPANCY AS OF JUNE 15 OR JUNE 30, 2007(3)                                70.5%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $197,800,000
PROPERTY MANAGEMENT                                                      Various
UW ECONOMIC OCCUPANCY                                                      70.9%
UW REVENUES                                                          $60,561,778
UW TOTAL EXPENSES                                                    $42,405,625
UW NET OPERATING INCOME (NOI)                                        $18,156,154
UW NET CASH FLOW (NCF)                                               $15,523,811
2005 NET OPERATING INCOME (NOI)                                      $13,885,832
2006 NET OPERATING INCOME (NOI)                                      $16,695,680
TTM JUNE 2007 NET OPERATING INCOME (NOI)                             $17,616,353
--------------------------------------------------------------------------------

(1)  The Ashford Hospitality Pool 5 Loan allows for partial release under certain circumstances. See "Partial Release" below.

(2)  Ongoing annual deposits to the FF&E are 4.0% of prior year's gross revenue payable monthly.

(3)  Based on the trailing 12-month period ending June 15, 2007 for Marriott --
     Bridgewater, NJ Mortgaged Property and Marriott Suites - Dallas, TX
     Mortgaged Property. Based on the trailing 12-month period ending June 30,
     2007 for Marriott - Durham, NC Mortgaged Property, Sheraton - Langhorne, PA
     Mortgaged Property and Embassy Suites - Flagstaff, AZ Mortgaged Property.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

                       ASHFORD HOSPITALITY POOL 5 SUMMARY

                                                                                        ALLOCATED
                                                                                         CUT-OFF
                                        ALLOCATED      RELEASE       YEAR                  DATE
                                      CUT-OFF DATE      PRICE        BUILT/              BALANCE      APPRAISED
PROPERTY NAME                            BALANCE     PERCENTAGE    RENOVATED    ROOMS    PER ROOM       VALUE
----------------------------------------------------------------------------------------------------------------

Marriott - Bridgewater, NJ ........   $ 75,391,500      125%       2002 / NA      346    $217,895   $ 96,100,000
Marriott Suites - Dallas, TX ......     26,941,700      120%      1998 / 2006     265    $101,667     33,800,000
Marriott - Durham, NC .............     25,983,300      110%      1988 / 2006     225    $115,481     31,500,000
Sheraton - Langhorne, PA ..........     18,381,600      110%      1986 / 2004     186    $ 98,826     22,600,000
Embassy Suites - Flagstaff, AZ ....     11,406,900      115%      1988 / 2006     119    $ 95,856     13,800,000
                                      ------------                              -----               ------------
TOTAL/AVERAGE .....................   $158,105,000                              1,141    $138,567   $197,800,000
                                      ============                              =====               ============

                                                   TRAILING
                                      APPRAISED    12-MONTH                                   UNDERWRITTEN
                                        VALUE     JUNE 2007       UW         UW        UW       NET CASH
PROPERTY NAME                          PER ROOM   OCCUPANCY   OCCUPANCY     ADR      REVPAR       FLOW
----------------------------------------------------------------------------------------------------------

Marriott - Bridgewater, NJ ........    $277,746     76.3%       76.2%     $161.80   $123.37    $ 7,767,094
Marriott Suites - Dallas, TX ......    $127,547     57.6%       61.5%     $132.29   $ 81.36      2,338,635
Marriott - Durham, NC .............    $140,000     71.0%       71.0%     $141.46   $100.45      2,557,413
Sheraton - Langhorne, PA ..........    $121,505     68.5%       68.5%     $124.24   $ 85.07      1,703,658
Embassy Suites - Flagstaff, AZ ....    $115,966     85.2%       80.0%     $120.72   $ 96.58      1,157,010
                                                                                               -----------
TOTAL/AVERAGE .....................    $173,357     70.5%       70.9%     $141.10   $100.06    $15,523,811
                                                                                               ===========

            ASHFORD HOSPITALITY POOL 5 FINANCIAL PERFORMANCE SUMMARY

PERIOD                                                          OCCUPANCY     ADR      REVPAR
---------------------------------------------------------------------------------------------

2003 ........................................................     68.2%     $119.98   $ 81.55
2004 ........................................................     69.4%     $123.36   $ 85.32
2005 ........................................................     68.8%     $128.90   $ 88.77
2006 ........................................................     70.4%     $138.58   $ 97.89
Trailing 12-Month Through June 15, 2007, or June 30, 2007 ...     70.5%     $140.12   $ 98.84
UW ..........................................................     70.9%     $141.10   $100.06

           FINANCIAL PERFORMANCE SUMMARY - MARRIOTT - BRIDGEWATER, NJ

PERIOD                                                          OCCUPANCY      ADR     REVPAR
---------------------------------------------------------------------------------------------

2003 ........................................................     66.8%     $155.95   $104.24
2004 ........................................................     69.5%     $158.77   $110.40
2005 ........................................................     72.5%     $157.52   $114.22
2006 ........................................................     75.7%     $160.62   $121.63
Trailing 12-Month Through June 15, 2007 .....................     76.3%     $161.80   $123.37
UW ..........................................................     76.2%     $161.80   $123.37

          FINANCIAL PERFORMANCE SUMMARY - MARRIOTT SUITES - DALLAS, TX

PERIOD                                                          OCCUPANCY     ADR      REVPAR
---------------------------------------------------------------------------------------------

2003 ........................................................     71.4%     $ 99.52    $71.09
2004 ........................................................     73.2%     $ 97.46    $71.35
2005 ........................................................     70.2%     $106.75    $74.95
2006 ........................................................     60.6%     $131.31    $79.57
Trailing 12-Month Through June 15, 2007 .....................     57.6%     $132.29    $76.13
UW ..........................................................     61.5%     $132.29    $81.36

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

             FINANCIAL PERFORMANCE SUMMARY - MARRIOTT - DURHAM, NC

PERIOD                                        OCCUPANCY     ADR      REVPAR
----------------------------------------------------------------------------
2003 ......................................     66.3%     $111.91   $ 74.18
2004 ......................................     68.3%     $119.47   $ 81.57
2005 ......................................     69.0%     $127.54   $ 88.03
2006 ......................................     69.6%     $140.26   $ 97.56
Trailing 12-Month Through June 30, 2007 ...     71.0%     $141.46   $100.45
UW ........................................     71.0%     $141.46   $100.45

           FINANCIAL PERFORMANCE SUMMARY - SHERATON - LANGHORNE, PA

PERIOD                                        OCCUPANCY     ADR      REVPAR
----------------------------------------------------------------------------
2003 ......................................     68.2%     $109.83    $74.88
2004 ......................................     61.6%     $115.91    $71.45
2005 ......................................     52.9%     $125.63    $66.52
2006 ......................................     68.8%     $123.12    $84.74
Trailing 12-Month Through June 30, 2007 ...     68.5%     $124.24    $85.07
UW ........................................     68.5%     $124.24    $85.07

        FINANCIAL PERFORMANCE SUMMARY - EMBASSY SUITES - FLAGSTAFF, AZ

PERIOD                                        OCCUPANCY     ADR      REVPAR
----------------------------------------------------------------------------
2003 ......................................     68.7%     $ 92.08    $63.27
2004 ......................................     74.5%     $ 97.07    $72.30
2005 ......................................     79.6%     $102.71    $81.77
2006 ......................................     81.3%     $111.72    $90.86
Trailing 12-Month Through June 30, 2007 ...     85.2%     $113.42    $96.58
UW ........................................     80.0%     $120.72    $96.58

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

               COMPETITIVE SUMMARY - MARRIOTT - BRIDGEWATER, NJ

                                                                                   ESTIMATED 2006*
                                                       -----------------------------------------------------------------------
                                           NUMBER OF                                    OCCUPANCY        ADR         REVPAR
PROPERTY                                     ROOMS     OCCUPANCY     ADR     REVPAR    PENETRATION   PENETRATION   PENETRATION
------------------------------------------------------------------------------------------------------------------------------

Marriott - Bridgewater, NJ (subject)....       346        76.7%    $158.71   $121.81      124.6%        129.8%        158.8%
Courtyard Somerset......................       162        78.0%    $100.00   $ 78.00      126.7%         81.8%        101.7%
Hilton Garden Inn.......................       129        53.0%    $142.00   $ 75.26       86.1%        116.1%         98.1%
Embassy Suites Piscataway...............       221        58.0%    $126.00   $ 73.08       94.2%        103.0%         95.3%
Doubletree Somerset.....................       361        51.0%    $113.00   $ 57.63       82.9%         92.4%         75.1%
Marriott Somerset.......................       439        64.0%    $106.00   $ 67.84      104.0%         86.7%         88.5%
Holiday Inn Somerset....................       284        43.0%    $ 97.00   $ 41.71       69.9%         79.3%         54.4%
Courtyard Basking Ridge.................       235        70.0%    $145.16   $101.61      113.7%        118.7%        132.5%
                                             -----
TOTAL/WEIGHTED AVERAGE..................     2,177        61.6%    $122.31   $ 76.69      100.0%        100.0%        100.0%
                                             =====

*    Based on appraisal prepared by HVS International dated March 30, 2007.

              COMPETITIVE SUMMARY - MARRIOTT SUITES - DALLAS, TX

                                                                                     ESTIMATED 2006*
                                                         ----------------------------------------------------------------------
                                             NUMBER OF                                   OCCUPANCY        ADR          REVPAR
PROPERTY                                       ROOMS     OCCUPANCY     ADR     REVPAR   PENETRATION   PENETRATION   PENETRATION
-------------------------------------------------------------------------------------------------------------------------------

Marriott Suites - Dallas, TX (subject)....       265       60.7%     $131.14   $79.60       94.4%        129.7%        122.6%
Doubletree Market Center..................       228       64.0%     $ 95.00   $60.80       99.5%         94.0%         93.6%
Embassy Suites Market Center..............       244       68.0%     $112.00   $76.16      105.7%        110.8%        117.3%
Crowne Plaza Market Center................       354       63.0%     $ 80.00   $50.40       98.0%         79.1%         77.6%
Sheraton Suites Market Center.............       251       66.0%     $ 97.00   $64.02      102.6%         96.0%         98.6%
Hilton Garden Inn.........................       240       65.0%     $ 98.00   $63.70      101.1%         96.9%         98.1%
                                               -----
TOTAL/WEIGHTED AVERAGE....................     1,582       64.3%     $101.09   $64.94      100.0%        100.0%        100.0%
                                               =====

*    Based on appraisal prepared by HVS International dated March 27, 2007.

                  COMPETITIVE SUMMARY - MARRIOTT - DURHAM, NC

                                                                              ESTIMATED 2006*
                                                  ----------------------------------------------------------------------
                                      NUMBER OF                                   OCCUPANCY        ADR          REVPAR
PROPERTY                                ROOMS     OCCUPANCY      ADR    REVPAR   PENETRATION   PENETRATION   PENETRATION
------------------------------------------------------------------------------------------------------------------------

Marriott - Durham, NC (subject)....       225        71.0%    $136.74   $97.64      98.1%         120.4%       118.7%
Sheraton Imperial..................       331        70.0%    $122.00   $85.40      96.7%         107.4%       103.8%
Hilton Raleigh Durham Airport......       249        75.0%    $116.00   $87.00     103.6%         102.1%       105.8%
Doubletree Guest Suites............       203        79.0%    $114.00   $90.06     109.2%         100.4%       109.5%
Wyndham Hotel......................       175        71.0%    $ 78.00   $55.38      98.1%          68.7%        67.3%
Radisson at RTP....................       197        69.0%    $101.00   $69.19      95.3%          88.9%        84.1%
                                        -----
TOTAL/WEIGHTED AVERAGE.............     1,380        72.4%    $113.57   $82.25     100.0%         100.0%       100.0%
                                        =====

*    Based on appraisal prepared by HVS International dated March 23, 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

               COMPETITIVE SUMMARY - SHERATON - LANGHORNE, PA

                                                                                 ESTIMATED 2006*
                                                     ----------------------------------------------------------------------
                                         NUMBER OF                                   OCCUPANCY        ADR         REVPAR
PROPERTY                                   ROOMS     OCCUPANCY     ADR     REVPAR   PENETRATION   PENETRATION   PENETRATION
---------------------------------------------------------------------------------------------------------------------------

Sheraton - Langhorne, PA (subject)....      186        70.2%     $120.67   $84.74      102.5%        111.1%        113.6%
Courtyard Langhorne...................      118        75.0%     $120.00   $90.00      109.5%        110.5%        120.7%
Holiday Inn Select....................      214        64.0%     $108.00   $69.12       93.5%         99.4%         92.7%
Radisson..............................      272        68.0%     $ 96.00   $65.28       99.3%         88.4%         87.5%
                                            ---
TOTAL/WEIGHTED AVERAGE................      790        68.5%     $108.64   $74.59      100.0%        100.0%        100.0%
                                            ===

*    Based on appraisal prepared by HVS International dated March 30, 2007.

             COMPETITIVE SUMMARY - EMBASSY SUITES - FLAGSTAFF, AZ

                                                                                       ESTIMATED 2006*
                                                           ----------------------------------------------------------------------
                                               NUMBER OF                                   OCCUPANCY        ADR          REVPAR
PROPERTY                                         ROOMS     OCCUPANCY     ADR     REVPAR   PENETRATION   PENETRATION   PENETRATION
---------------------------------------------------------------------------------------------------------------------------------

Embassy Suites - Flagstaff, AZ (subject)....      119        81.3%     $111.71   $90.86      107.6%        112.6%        121.1%
Radisson Woodlands Hotel....................      183        69.0%     $ 98.00   $67.62       91.3%         98.8%         90.1%
Hilton Garden Inn Flagstaff.................       89        75.0%     $ 95.00   $71.25       99.3%         95.8%         94.9%
Hampton Inn Suites Flagstaff................      126        80.0%     $ 92.00   $73.60      105.9%         92.8%         98.1%
                                                  ---
TOTAL/WEIGHTED AVERAGE......................      517        75.5%     $ 99.18   $75.05      100.0%        100.0%        100.0%
                                                  ===

*    Based on appraisal prepared by HVS International dated March 21, 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

                 FACILITY SUMMARY - MARRIOTT - BRIDGEWATER, NJ

GUEST ROOMS                                                               NUMBER
--------------------------------------------------------------------------------
King .............................................................           230
Double/Double ....................................................           116
                                                                             ---
   TOTAL..........................................................           346
                                                                             ===

FOOD AND BEVERAGE                                                        SEATING
--------------------------------------------------------------------------------
T-bones Restaurant ...............................................           120
Martini's Bar & Lounge ...........................................            30
                                                                             ---
   TOTAL..........................................................           150
                                                                             ===

MEETING AND BANQUET SPACE                                            SQUARE FEET
--------------------------------------------------------------------------------
Grand Ballroom ...................................................         8,556
Junior Ballroom ..................................................         1,218
Mill Pond ........................................................           435
Bedens Brook .....................................................           450
Kingston .........................................................           402
Stonebridge ......................................................           246
                                                                          ------
   TOTAL..........................................................        11,307
                                                                          ======

AMENITIES
--------------------------------------------------------------------------------
Indoor Swimming Pool
Indoor Whirlpool
Business Center
Exercise Room
Guest Laundry
Gift Shop

                FACILITY SUMMARY - MARRIOTT SUITES - DALLAS, TX

GUEST ROOMS                                                               NUMBER
--------------------------------------------------------------------------------
King .............................................................           195
Double/Double ....................................................            69
Hospitality Suite ................................................             1
                                                                             ---
   TOTAL .........................................................           265
                                                                             ===

FOOD AND BEVERAGE                                                        SEATING
--------------------------------------------------------------------------------
Allies Restaurant ................................................            92
Verandah Lounge ..................................................            35
                                                                             ---
   TOTAL .........................................................           127
                                                                             ===

MEETING AND BANQUET SPACE                                            SQUARE FEET
--------------------------------------------------------------------------------
Salon 1 ..........................................................         1,210
Salon 2 ..........................................................         1,226
Salon 3 ..........................................................         1,400
Austin ...........................................................           435
Dallas ...........................................................           429
San Antonio ......................................................           437
                                                                           -----
   TOTAL .........................................................         5,137
                                                                           =====

AMENITIES
--------------------------------------------------------------------------------
Outdoor Swimming Pool
Outdoor Hot Tub
Exercise Room
Gift Shop

                   FACILITY SUMMARY - MARRIOTT - DURHAM, NC

GUEST ROOMS                                                               NUMBER
--------------------------------------------------------------------------------
King - Regular ...................................................            84
Double/Double - Regular ..........................................            68
Concierge Level - King ...........................................            65
Concierge Level - Double/Double ..................................             6
Hospitality Suites ...............................................             2
                                                                             ---
   TOTAL..........................................................           225
                                                                             ===

FOOD AND BEVERAGE                                                        SEATING
--------------------------------------------------------------------------------
Parkside Restaurant ..............................................           100
Lobby Lounge .....................................................            20
                                                                             ---
   TOTAL..........................................................           120
                                                                             ===

MEETING AND BANQUET SPACE                                            SQUARE FEET
--------------------------------------------------------------------------------
Ballroom (divisible by four) .....................................         2,816
Durham Room ......................................................           583
Raleigh Room .....................................................           583
Triangle Room ....................................................           350
                                                                           -----
  TOTAL ..........................................................         4,332
                                                                           =====
AMENITIES
--------------------------------------------------------------------------------
Concierge Lounge
Business Center
Indoor Swimming Pool and Whirlpool
Fitness Center

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

                  FACILITY SUMMARY - SHERATON - LANGHORNE, PA

GUEST ROOMS                                                               NUMBER
--------------------------------------------------------------------------------
King .............................................................            84
Double/Double ....................................................            97
One Bedroom Suite ................................................             5
                                                                             ---
   TOTAL..........................................................           186
                                                                             ===

FOOD AND BEVERAGE                                                        SEATING
--------------------------------------------------------------------------------
University Grille ................................................           130
University Lounge ................................................            35
                                                                             ---
   TOTAL..........................................................           165
                                                                             ===

MEETING AND BANQUET SPACE                                            SQUARE FEET
--------------------------------------------------------------------------------
University Ballroom ..............................................         4,750
Princeton Ballroom ...............................................         1,960
Rider ............................................................           400
Villanova Amphitheatre ...........................................           400
Penn Room ........................................................           572
Lehigh ...........................................................           552
LaSalle ..........................................................           442
Drexel ...........................................................           250
                                                                           -----
   TOTAL..........................................................         9,326
                                                                           =====

AMENITIES
--------------------------------------------------------------------------------
Indoor Swimming Pool
Indoor Whirlpool
Game Room
Exercise Room
Sundry Shop

              FACILITY SUMMARY - EMABASSY SUITES - FLAGSTAFF, AZ

GUEST ROOMS                                                               NUMBER
--------------------------------------------------------------------------------
King Suites ......................................................            37
Double/Double Suites .............................................            80
Two Bedroom Suites ...............................................             2
                                                                             ---
   TOTAL..........................................................           119
                                                                             ===

FOOD AND BEVERAGE                                                        SEATING
--------------------------------------------------------------------------------
Breakfast Restaurant .............................................            56
Ponderosa Pub ....................................................            18
                                                                             ---
   TOTAL..........................................................            74
                                                                             ===

MEETING AND BANQUET SPACE                                            SQUARE FEET
--------------------------------------------------------------------------------
Whispering Pines .................................................           650
                                                                             ---
   TOTAL..........................................................           650
                                                                             ===

AMENITIES
--------------------------------------------------------------------------------
Outdoor pool and whirlpool
Fitness room
Guest laundry
Business center
Gift shop

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

o    THE LOAN. The Ashford Hospitality Pool 5 Mortgage Loan (the "Ashford
     Hospitality Pool 5 Loan") represents a $158,105,000 mortgage loan evidenced by a promissory note (the "Ashford Hospitality Pool 5 Note") in the principal amount of $158,105,000. The Ashford Hospitality Pool 5 Loan is
     secured by first priority mortgages and deeds of trust (collectively, the
     "Ashford Hospitality Pool 5 Mortgage"), subject to permitted encumbrances, on the borrowers' respective fee interests in certain parcels of real property located in Arizona, North Carolina, New Jersey, Pennsylvania and
     Texas. The Ashford Hospitality Pool 5 Loan represents approximately 10.7%
     of the Cut-Off Date Pool Balance. The Ashford Hospitality Pool 5 Loan was
     originated on April 11, 2007, and has an outstanding principal balance as of the Cut-Off Date of $158,105,000. The Ashford Hospitality Pool 5 Note
     bears interest at 5.9523333% per annum. The Ashford Hospitality Pool 5 Loan provides for interest-only payments for the first 60 months of its term, and, thereafter, fixed monthly payments of principal and interest.

     The Ashford Hospitality Pool 5 Loan has a remaining term of 113 months and matures on April 11, 2017. The Ashford Hospitality Pool 5 Loan may be
     prepaid on or after March 11, 2017, and permits defeasance with United
     States government obligations beginning 2 years after the Closing Date.

o    THE BORROWERS. The borrowers are Ashford Durham I LLC and Ashford Durham II
     LLC, as tenants in common, Ashford Bridgewater Hotel Partnership, LP,
     Ashford Market Center LP, Ashford Flagstaff, LP and Ashford Bucks County
     LLC, all special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the
     Ashford Hospitality Pool 5 Loan. The sponsor of the borrowers is Ashford
     Hospitality Trust, Inc. ("AHT"). AHT, founded in 1968, is a self-administered real estate investment trust listed on the New York Stock
     Exchange that invests in the hospitality industry. AHT's management team has experience in sourcing, underwriting, operating, repositioning, developing, selling and financing a wide variety of lodging investments. As of December 31, 2006, AHT owned approximately 81 hotel properties in 26 states, with approximately 15,492 rooms, and an office building. The portfolio also includes 24 full-service, upscale hotels containing approximately 8,069 rooms, as well as 27 premium select-service hotels consisting of approximately 5,571 rooms in 31 markets throughout 18 states, the District of Columbia and Canada.

o    THE MORTGAGED PROPERTIES. The Marriott - Bridgewater, NJ Mortgaged
     Property, constructed in 2002, is an 8-story full service hotel containing approximately 346 rooms situated on approximately 8.6 acres. The Mortgaged
     Property is located in Bridgewater, New Jersey along Interstate 287. The
     Mortgaged Property features a restaurant, a bar and lounge, approximately
     11,307 square feet of meeting space, an exercise room, an indoor swimming pool and whirlpool, a business center and a gift shop. As of the trailing
     12-month period ending June 15, 2007, the occupancy rate for the Marriott
     - Bridgewater, NJ Mortgaged Property was approximately 76.3%.

     The Marriott Suites - Dallas, TX Mortgaged Property, constructed in 1998 and renovated in 2006, is a 12-story full service hotel containing approximately 265 rooms situated on approximately 4.6 acres. The Mortgaged
     Property is located in the Dallas Market Center area northeast of the central business district of Dallas, Texas. The Mortgaged Property features a restaurant, a lounge, approximately 5,137 square feet of meeting space, an exercise room, an outdoor swimming pool and whirlpool, a business center and a gift shop. As of the trailing 12-month period ending June 15, 2007, the occupancy rate for the Marriott Suites - Dallas, TX Mortgaged Property was approximately 57.6%.

     The Marriott - Durham, NC Mortgaged Property, constructed in 1988 and renovated in 2006, is a six-story full service hotel containing approximately 225 rooms situated on approximately 10.2 acres. The Mortgaged
     Property is located adjacent to Research Triangle Park in Durham, North
     Carolina. The Mortgaged Property features a restaurant and lounge, approximately 4,332 square feet of meeting space, a fitness center, an indoor swimming pool and whirlpool and a business center. As of the trailing 12-month period ending June 30, 2007, the occupancy rate for the
     Marriott - Durham, NC Mortgaged Property was approximately 71.0%.

     The Sheraton - Langhorne, PA Mortgaged Property, constructed in 1986 and renovated in 2004, is a 14-story full service hotel containing approximately 186 rooms situated on approximately 4.6 acres in Langhorne,
     Pennsylvania. The Mortgaged Property features a restaurant and lounge, approximately 9,326 square feet of meeting space, a fitness center, an indoor swimming pool and whirlpool, a business center and a gift shop. As of the trailing 12-month period ending June 30, 2007, the occupancy rate for the Sheraton - Langhorne, PA Mortgaged Property was approximately
     68.5%.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 5
--------------------------------------------------------------------------------

     The Embassy Suites - Flagstaff, AZ Mortgaged Property, constructed in 1988 and renovated in 2006, is a 3-story limited service hotel containing approximately 119 rooms situated on approximately 2.9 acres. The Mortgaged
     Property is adjacent to Northern Arizona University in Flagstaff, Arizona.
     The Mortgaged Property features a breakfast area, a bar and lounge, an exercise room, an outdoor swimming pool and whirlpool and a business center. As of the trailing 12-month period ending June 30, 2007, the occupancy rate for the Embassy Suites - Flagstaff, AZ Mortgaged Property
     was approximately 85.2%.

o    PARTIAL RELEASE. The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain conditions as set forth in the related Ashford Hospitality Pool 5 Loan documents including, but not limited to, the following: (i) no event of default shall have occurred and is continuing; and (ii) payment of an amount equal to the greater of (a)
     the amount which is necessary to defease a portion of the loan amount equal to the Release Price Percentage (as defined in the related Ashford
     Hospitality Pool 5 Loan documents and detailed in the summary on page 19 herein), multiplied by the allocated loan amount with respect to the cross-collateralized property being released, (b) such amount as would cause the Debt Yield (as defined in the related Ashford Hospitality Pool 5
     Loan documents) subsequent to the contemplated release to be equal to or greater than the Debt Yield prior to the contemplated release and (c) such amount as would cause the Debt Yield subsequent to the contemplated release to be no less than the Debt Yield at origination.

o    LOCKBOX ACCOUNT. All revenue from the Mortgaged Properties will be deposited into a mortgagor-designated lockbox account.

o    MANAGEMENT. The Mortgaged Properties are managed by Marriott International
     Inc., Marriott Hotel Services, Inc. and Remington Lodging & Hospitality,
     L.P. (each a "Manager", collectively the "Managers"). Marriott
     International, Inc. and Marriott Hotel Services, Inc. an affiliate of
     Marriott International, Inc., are the property managers for the Marriott
     Suites - Dallas, TX and the Marriott - Bridgewater, NJ, respectively, both of which secure the Ashford Hospitality Pool 5 Loan. Established in
     1971 and headquartered in Washington, D.C., Marriott International, Inc.
     engages in the operation and franchising of hotels and related lodging facilities worldwide. It operates in full service lodging, select service lodging, extended stay lodging, timeshare lodging, and synthetic fuel segments. As of January 3, 2007, the company operated or franchised approximately 2,800 lodging properties.

     Remington Lodging & Hospitality, L.P. ("Remington") is the property manager for Marriott - Durham, NC, Sheraton - Langhorne, PA and Embassy Suites -
     Flagstaff, AZ, three of the Mortgaged Properties securing the Ashford
     Hospitality Pool 5 Loan. Remington is a full-service management company with over 35 years of experience. As of January 4, 2007, Remington operated more than 40 hotels in 19 states with over 8,200 hotel rooms and over 4,000 associates. Current brand operations include Marriott, Residence Inn,
     Sheraton, Crowne Plaza, Hilton, Embassy Suites, Doubletree and Radisson.

o    PENDING RENOVATIONS. There are several customary capital improvement projects planned at the Mortgaged Properties to maintain and/or improve the current physical condition. The borrowers have prepared a capital expenditures forecast which calls for approximately $35,000,000 in improvements to the Mortgaged Properties over the next 5 years. All of these expenditures will be funded with escrowed funds currently held in connection with the Ashford Hospitality Pool 5 Loan or will be directly funded by the borrowers.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 NESTLE 94 POOL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 NESTLE 94 POOL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 NESTLE 94 POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $106,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     7.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                              Capital Lease Funding, Inc.
TYPE OF SECURITY(1)                                                         Both
PARTIAL RELEASE(2)                                                           Yes
MORTGAGE RATE                                                             6.320%
MATURITY DATE                                                    August 11, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            57 / IO
LOCKBOX                                                                      Yes
UP-FRONT RESERVES                        None
ONGOING ANNUAL RESERVES
   TAX / INSURANCE                    Springing
   LOC(3)                             Springing
ADDITIONAL FINANCING(4)            Senior Note A-2                   $11,000,000
                                    Junior Note A                     $3,800,000
                                        Note B                       $24,657,509

                                               TRUST ASSET   WHOLE MORTGAGE LOAN
                                              ------------   -------------------
CUT-OFF DATE BALANCE                          $106,000,000       $145,457,509
CUT-OFF DATE BALANCE/SF                       $         41       $         57
CUT-OFF DATE LTV                                      57.2%              78.5%
MATURITY DATE LTV                                     57.2%              65.0%
UW DSCR ON NCF                                        1.44x              0.69x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 3
LOCATION                                                                 Various
PROPERTY TYPE                                          Industrial - Distribution
SIZE (SF)                                                              2,560,351
OCCUPANCY AS OF VARIOUS DATES                                             100.0%
YEAR BUILT / YEAR RENOVATED                                            1994 / NA
APPRAISED VALUE                                                     $185,400,000
PROPERTY MANAGEMENT                                                 Self-Managed
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                          $11,589,015
UW TOTAL EXPENSES                                                     $1,235,890
UW NET OPERATING INCOME (NOI)                                        $10,353,124
UW NET CASH FLOW (NCF)                                                $9,627,650
--------------------------------------------------------------------------------

(1)  The Mortgaged Property is held by the borrower as an estate for years through January 1, 2013. At the expiration of the estate for years, the borrower has the option to either acquire the land at fair market value or to pay the rent due under the ground lease ($1,120,000 for all 3 Mortgaged
     Properties). The ground lease has an initial term of five years, with eleven five-year renewal options.

(2)  The Nestle 94 Pool Loan permits partial release of certain properties comprising the Mortgaged Property under certain circumstances including the payment of a release premium of 120% of the allocated loan amount. See
     "Release" below.

(3)  In the event Nestle does not deliver written notice to Mortgagor by January
     1, 2012, electing to extend the term of the Nestle lease through December
     31, 2017, and the borrower has not entered into a new lease agreement reasonably acceptable to the mortgagee by January 1, 2012 with a tenant reasonably acceptable to the mortgagee for a term extending through at least August 1, 2018, a letter of credit in the amount of $21,094,795 will be required.

(4)  Future subordinate secured debt is permitted, the express purpose of which would be to finance a Substantial Addition (as defined in the related
     Nestle lease). Conditions for such financing include, but are not limited to: (i) terms of the new financing must be substantially similar to those of the existing B-Note, (ii) the aggregate indebtedness must not exceed
     90.0% of the fair market value of the Mortgaged Property, (iii) the fair market value of the Substantial Addition must be greater than or equal to
     112.0% of the original loan amount and (iv) certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 NESTLE 94 POOL
--------------------------------------------------------------------------------

                             NESTLE 94 POOL SUMMARY

                                                                                                      ALLOCATED
                                                            ALLOCATED                                  CUT-OFF
                                                             CUT-OFF     RELEASE              NET       DATE
                           PROPERTY                           DATE         PRICE     YEAR   RENTABLE   BALANCE     APPRAISED
      PROPERTY NAME          TYPE           LOCATION         BALANCE    PERCENTAGE  BUILT  AREA (SF)     PSF         VALUE
-----------------------------------------------------------------------------------------------------------------------------

555 Nestle Way .......  Industrial -
                        Distribution   Breinigsville, PA  $ 46,895,487     120%      1994  1,045,153     $45     $ 78,900,000
Nestle Distribution     Industrial -
   Facility ..........  Distribution      Lathrop, CA       32,976,872     120%      1994    751,021     $44       58,100,000
2909 Pleasant           Industrial -
   Center Road........  Distribution       Yoder, IN        26,127,641     120%      1994    764,177     $34       48,400,000
                                                          ------------                     ---------             ------------
TOTAL/AVERAGE ........                                    $106,000,000                     2,560,351     $41     $185,400,000
                                                          ============                     =========             ============

                        APPRAISED                           UNDERWRITTEN
                          VALUE               UNDERWRITTEN    NET CASH
      PROPERTY NAME        PSF     OCCUPANCY    OCCUPANCY       FLOW
------------------------------------------------------------------------

555 Nestle Way .......
                           $75       100.0%       95.0%      $3,819,950
Nestle Distribution
   Facility...........     $77       100.0%       95.0%       3,284,883
2909 Pleasant
   Center Road........     $63       100.0%       95.0%       2,522,817
                                                             ----------
TOTAL/AVERAGE ........     $72       100.0%       95.0%      $9,627,650
                                                             ==========

                          NESTLE 94 POOL TENANT SUMMARY

                                                                             % OF NET
                                                RATINGS(1)     NET RENTABLE  RENTABLE    BASE       ANNUAL
TENANT                       PROPERTY NAME  FITCH/MOODY'S/S&P    AREA (SF)     AREA    RENT PSF   BASE RENT
------------------------------------------------------------------------------------------------------------

Nestle Food Company ......  555 Nestle Way      AA+/Aa1/AA       1,045,153     40.8%     $6.03   $ 6,302,273
Nestle Food Company             Nestle
   (Subleased to Del         Distribution
   Monte Corp.)(3)........     Facility         AA+/Aa1/AA         751,021     29.3      $5.52     4,145,636
Nestle Food Company
   (Subleased to General     2909 Pleasant
   Mills)(2)..............    Center Road       AA+/Aa1/AA         764,177     29.8      $4.92     3,759,751
                                                                 ---------    -----              -----------
   TOTAL TENANTS                                                 2,560,351    100.0%     $5.55   $14,207,659
OCCUPIED TOTAL ...........                                       2,560,351    100.0%     $5.55   $14,207,659
                                                                                                 ===========
VACANT SPACE .............                                               0      0.0
                                                                 ---------    -----
PROPERTY TOTAL ...........                                       2,560,351    100.0%
                                                                 =========    =====

                                % OF
                            TOTAL ANNUAL        LEASE
TENANT                        BASE RENT      EXPIRATION
----------------------------------------------------------

Nestle Food Company ......       44.4%    December 2012(4)
Nestle Food Company
   (Subleased to Del
   Monte Corp.)(3)........       29.2     December 2012(5)
Nestle Food Company
   (Subleased to General
   Mills)(2)..............       26.5     December 2012(6)
                                -----
   TOTAL TENANTS                100.0%
OCCUPIED TOTAL ...........      100.0%
                                =====
VACANT SPACE .............

PROPERTY TOTAL ...........

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  The 2909 Pleasant Center Road Mortgaged Property is subleased to General
     Mills at a current rental rate of $3.04 per square foot expiring December
     2012. As of October 10, 2007, General Mills was rated BBB+/Baa1/BBB+ by
     Fitch/Moody's/S&P.

(3)  The Nestle Distribution Facility Mortgaged Property is subleased to Del
     Monte Corp. at a current rental rate of $3.82 per square foot expiring
     December 2012. As of October 10, 2007, Del Monte Corp. was rated BB/NR/BB-
     by Fitch/Moody's/S&P.

(4)  Lease expires in December 2012 with six five-year renewal options at a rental rate of $5.42 per square foot.

(5)  Lease expires in December 2012 with six five-year renewal options at a rental rate of $4.80 per square foot.

(6)  Lease expires in December 2012 with six five-year renewal options at a rental rate of $4.43 per square foot.

                    NESTLE 94 POOL LEASE EXPIRATION SCHEDULE

                                                                CUMULATIVE %     % OF     CUMULATIVE %
        # OF LEASES  WA BASE RENT/SF   TOTAL SF  % OF TOTAL SF      OF SF     BASE RENT     OF BASE
 YEAR     EXPIRING       EXPIRING      EXPIRING    EXPIRING*      EXPIRING*   EXPIRING*  RENT EXPIRING*
-------------------------------------------------------------------------------------------------------

 2012        3            $5.55       2,560,351      100.0%        100.0%       100.0%       100.0%
Vacant       0               NA               0        0.0%        100.0%         0.0%       100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 NESTLE 94 POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Nestle 94 Pool Loan") is secured by first mortgages or deeds of trust encumbering 3 industrial-distribution properties located in Pennsylvania, California and Indiana. The Nestle 94
     Pool Loan represents approximately 7.2% of the Cut-Off Date Pool Balance.
     The Nestle 94 Pool Loan was originated on July 16, 2007, and has a principal balance as of the Cut-Off Date of $106,000,000. The Nestle 94
     Pool Loan is a portion of a whole loan with an original principal balance of $146,543,794. The other loans related to the Nestle 94 Pool Loan are evidenced by separate subordinate notes, dated July 16, 2007 (the "Nestle
     94 Pool Subordinate Companion Loans", with an aggregate original principal balance of $40,543,794 and, together with the Nestle 94 Pool Loan, comprise the "Nestle 94 Pool Whole Loan"). The Nestle 94 Pool Subordinate Companion
     Loans will not be an asset of the Trust Fund. The Nestle 94 Pool Loan and the Nestle 94 Pool Subordinate Companion Loans are governed by an intercreditor and servicing agreement, as described in the Prospectus
     Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and
     will be serviced pursuant to the terms of the pooling and servicing agreement. The Nestle 94 Pool Loan provides for interest-only payments for the entire loan term.

     The Nestle 94 Pool Loan has a remaining term of 57 months and matures on
     August 11, 2012. The Nestle 94 Pool Loan may be prepaid at any time through and including May 11, 2012, with payment of the greater of yield maintenance or 1.0% of the prepaid amount, and without penalty thereafter.

o    THE BORROWERS. The borrowers are CLF Lathrop Business Trust, a Virginia business trust, CLF Fort Wayne LLC and CLF Breinigsville Business Trust, a
     Virginia business trust, as special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Nestle 94 Pool Loan. The sponsor of the borrowers is
     Capital Lease Funding, Inc. ("Capital Lease"), a publicly traded net lease real estate investment trust. Capital Lease owns and finances commercial properties leased to high credit quality tenants. Capital Lease invests in equity, long term fully amortizing and ten-year credit debt and mezzanine investments secured by mortgages or other collateral. Tenants include corporations, government agencies and nonprofit organizations. Capital
     Lease's current owned property portfolio exceeds 10,000,000 square feet.
     Capital Lease is an affiliate of one of the Mortgage Loan Sellers, the
     Master Servicer and one of the Underwriters. SEE "RISK FACTORS"--The
     Offered Certificates--Potential Conflicts of Interest in the Prospectus
     Supplement.

o    THE PROPERTIES. The Mortgaged Properties consist of three
     industrial-distribution centers comprised of approximately 2,560,351 square feet located in Pennsylvania, California and Indiana. As of April 2007 and
     June 2007, the occupancy rate for the Mortgaged Properties securing the
     Nestle 94 Pool Loan was approximately 100.0%.

     The sole tenant of the 555 Nestle Way Mortgaged Property is Nestle Food
     Company, occupying approximately 1,045,153 square feet, or the entire net rentable area. The Nestle Food Company is a subsidiary of Nestle S.A., a leading food company in terms of sales. As of October 10, 2007, the Nestle
     Food Company was rated "AA+" (Fitch), "Aa1" (Moody's) and "AA" (S&P). The
     Nestle Food Company lease expires in December 2012.

     The 2909 Pleasant Center Road Mortgaged Property is leased to the Nestle
     Food Company, which has subleased its space to General Mills, occupying approximately 764,177 square feet, or the entire net rentable area. As of
     October 10, 2007, General Mills was rated "BBB+" (Fitch), "Baa1" (Moody's)
     and "BBB+" (S&P). The General Mills sublease expires in December 2012.

     The Nestle Distribution Facility Mortgaged Property is leased to the Nestle
     Food Company, which has subleased its space to Del Monte Corp. ("Del
     Monte") occupying approximately 751,021 square feet, or the entire net rentable area. Del Monte spent approximately $2 million on can labeling equipment at the Nestle Distribution Facility and fully utilizes the space for can labeling, storage and distribution. As of October 10, 2007, Del
     Monte was rated "BB" (Fitch) and "BB-" (S&P). The Del Monte Corp. sublease expires in December 2012.

o    RELEASE. The release of an individual Mortgaged Property will be permitted subject to the following conditions including, but not limited to: (i)
     payment of a release premium of 120% of the allocated loan amount, (ii) if such release payment occurs on or before the date that is four years and 10 months after the date of the note, payment in an amount equal to the greater of (A) 1.0% of the principal amount being prepaid and (B) the present value of a series of payments each equal to the Payment
     Differential (as defined in the related Mortgage Loan Documents) and payable on each Payment Date (as defined in the related Mortgage Loan
     Documents) over the remaining original term of the note and on the maturity date, discounted at the

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 NESTLE 94 POOL
--------------------------------------------------------------------------------

     Reinvestment Yield (as defined in the related Mortgage Loan Documents) for the number of months remaining as of the date of such prepayment to each such Payment Date and the maturity date based on the principal amount being prepaid and (v) the remaining Mortgage Properties will: (A) be occupied by tenants or tenants with creditworthiness acceptable to the Lender pursuant to lease agreements with term or terms extending through at least August
     11, 2018, (B) have an LTV ratio lower than 59% and (C) have a DSC ratio higher than 1.55x (on an interest only basis).

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. The properties are self-managed by Capital Lease, the sponsor.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                        SHERATON PARK HOTEL - ANAHEIM, CA
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                        SHERATON PARK HOTEL - ANAHEIM, CA
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                        SHERATON PARK HOTEL - ANAHEIM, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $65,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                               LT Hospitality Corporation
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                             6.300%
MATURITY DATE                                                      June 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           115 / IO
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX/INSURANCE                                Yes
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                Yes
   FF&E(1)                                      Yes
ADDITIONAL FINANCING(2)(3)                                                  None
CUT-OFF DATE BALANCE                                                 $65,000,000
CUT-OFF DATE BALANCE/ROOM                                               $132,653
CUT-OFF DATE LTV                                                           73.5%
MATURITY DATE LTV                                                          73.5%
UW DSCR ON NCF                                                             1.38x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Anaheim, CA
PROPERTY TYPE                                         Hospitality - Full Service
SIZE (ROOMS)                                                                 490
OCCUPANCY AS OF AUGUST 31, 2007(4)                                         76.8%
YEAR BUILT/YEAR RENOVATED                                            1971 / 2005
APPRAISED VALUE                                                      $88,400,000
PROPERTY MANAGEMENT                          Northwest Hospitality Group, L.L.C.
UW ECONOMIC OCCUPANCY                                                      73.6%
UW REVENUES                                                          $25,450,850
UW TOTAL EXPENSES                                                    $19,053,613
UW NET OPERATING INCOME (NOI)                                         $6,397,236
UW NET CASH FLOW (NCF)                                                $5,633,711
--------------------------------------------------------------------------------

(1)  Ongoing annual deposits to the FF&E are 3.0% of the prior year's gross revenue, payable monthly.

(2)  Future mezzanine debt is permitted subject to certain conditions including, but not limited to: (i) upon the occurrence of any assumption or in connection with the property improvement plan, (ii) an aggregate DSC ratio of no less than 1.20x, (iii) the aggregate LTV ratio not to exceed 80.0%
     and (iv) certain other conditions as specified in the related Mortgage Loan documents.

(3)  Future unsecured debt is permitted subject to certain conditions including, but not limited to: (i) trade payables not to exceed 6% of original loan amount and (ii) certain other conditions as specified in the related
     Mortgage Loan documents.

(4)  Based on trailing 6-month period ending August 31, 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                        SHERATON PARK HOTEL - ANAHEIM, CA
--------------------------------------------------------------------------------

                          FINANCIAL PERFORMANCE SUMMARY

                                    ESTIMATED 2005(1)        TRAILING 12-MONTH AUGUST 2007(2)
                              ----------------------------   --------------------------------
PROPERTY NAME                 OCCUPANCY     ADR    REV PAR     OCCUPANCY     ADR     REV PAR
---------------------------------------------------------------------------------------------

Sheraton - Anaheim, CA ....     71.1%     $85.93    $61.11       68.4%     $131.42   $89.89

                              TRAILING 6-MONTH AUGUST 2007             UNDERWRITTEN
                              -----------------------------   -----------------------------
PROPERTY NAME                 OCCUPANCY     ADR     REV PAR   OCCUPANCY     ADR     REV PAR
-------------------------------------------------------------------------------------------

Sheraton - Anaheim, CA ....     76.8%     $133.40   $102.49     73.6%     $132.07    $97.20

(1)  Based on HVS International Appraisal dated May 9, 2007.

(2)  Based on Smith Travel Research report dated September 21, 2007.

                               COMPETITIVE SUMMARY

                                                                            TRAILING 12 MONTHS - AUGUST 2007*
                                                            -----------------------------------------------------------------
                                                 NUMBER OF                               OCCUPANCY       ADR        REVPAR
PROPERTY                                           ROOMS    OCCUPANCY     ADR   REVPAR  PENETRATION  PENETRATION  PENETRATION
-----------------------------------------------------------------------------------------------------------------------------

Sheraton Park Hotel - Anaheim, CA (subject)....      490       68.4%   $131.42  $89.89      97.0%       103.1%        99.9%
Competitive Set................................    4,122       70.8%   $127.03  $89.96     100.4%        99.6%       100.0%
                                                   -----
TOTAL/WEIGHTED AVERAGE.........................    4,612       70.5%   $127.50  $89.95     100.0%       100.0%       100.0%
                                                   =====

*    Based on Smith Travel Research report dated September 21, 2007.

                                FACILITY SUMMARY

GUEST ROOMS                                                               NUMBER
--------------------------------------------------------------------------------
King .............................................................            97
Double / Queen ...................................................           387
One Bedroom Suite ................................................             6
                                                                             ---
   TOTAL..........................................................           490
                                                                             ===

FOOD AND BEVERAGE                                                        SEATING
--------------------------------------------------------------------------------
Morton's Steakhouse ..............................................           N/A
Overland Stage Restaurant ........................................           230
Lobby Lounge / Bar ...............................................            65
Molly's Kitchen ..................................................           148
Pool Bar .........................................................           150
                                                                             ---
   TOTAL..........................................................           593
                                                                             ===

MEETING AND BANQUET SPACE                                            SQUARE FEET
--------------------------------------------------------------------------------
El Prada Foyer ...................................................         2,500
Park Plaza Ballroom ..............................................        11,035
Garden Room ......................................................         1,861
Palm Ballroom ....................................................         3,707
Tiffany Terrace ..................................................         2,142
Tiffany Patio ....................................................         5,100
                                                                          ------
   TOTAL..........................................................        26,345
                                                                          ======

AMENITIES
--------------------------------------------------------------------------------
Outdoor Pool and Whirlpool
Exercise Room
Business Center

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                        SHERATON PARK HOTEL - ANAHEIM, CA
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Sheraton Park Hotel - Anaheim, CA Loan")
     is secured by a first leasehold mortgage encumbering a full-service hotel located in Anaheim, California. The Sheraton Park Hotel - Anaheim, CA Loan
     represents approximately 4.4% of the Cut-Off Date Pool Balance. The
     Sheraton Park Hotel - Anaheim, CA Loan was originated on May 31, 2007, and has a principal balance as of the Cut-Off Date of $65,000,000. The Sheraton
     Park Hotel - Anaheim, CA Loan provides for interest-only payments for the entire loan term.

     The Sheraton Park Hotel - Anaheim, CA Loan has a remaining term of 115 months and matures on June 11, 2017. The Sheraton Park Hotel - Anaheim, CA
     Loan may be prepaid on or after March 11, 2017, and permits defeasance with
     United States government obligations beginning 2 years after the Closing
     Date.

o    THE BORROWER. The borrower is Anaheim Hotel, LLC, a special purpose entity.
     The sponsor of the borrower is LT Hospitality Corporation. The principals for the LT Hospitality Corporation, Jeffrey L. Eberle, Robert J. Suits, and
     General William Lyon, have over 90 years combined experience in the development, renovation, and repositioning of hotel assets.

o    THE PROPERTY. The Mortgaged Property is an approximately 490 room full-service hotel consisting of four buildings, improved on approximately
     10.8 acres. The Mortgaged Property, constructed in 1971 and most recently renovated in 2005, is located in the resort district of Anaheim, California adjacent to the Anaheim Convention Center and walking distance to
     Disneyland. The four buildings include the 13-story Tower, Morton's
     Steakhouse, the Podium and the Tiffany Terrace. The Tower building houses all guest rooms while the Podium building houses the guest registration center, hotel restaurant, banquet facilities, coffee shop, gift shop, bar area and sales/catering offices. The Sheraton Park Hotel - Anaheim, CA provides guests with access to onsite amenities such as a swimming pool, a spa, an exercise room, a guest laundry room, a sundry shop, a business center and approximately 26,345 square feet of meeting space. As of the trailing six months ending August 31, 2007, the occupancy rate for the
     Sheraton Park Hotel - Anaheim, CA was approximately 76.8%.

o    LOCKBOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o    PROPERTY MANAGEMENT. The Mortgaged Property is managed by Northwest
     Hospitality Group, L.L.C. ("NHG"), an affiliate of the sponsor. NHG has over 75 years of hotel management experience among the executive staff. In the past ten years, Western Hotel Properties has owned, and NHG has managed, renovated and/or repositioned approximately 2,412 rooms.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            INTEGRATED HEALTH CAMPUS
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            INTEGRATED HEALTH CAMPUS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            INTEGRATED HEALTH CAMPUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $62,200,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                              Clay Hamlin
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.790%
MATURITY DATE                                                    August 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          117 / 360
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX/INSURANCE                                           Yes
   OCCUPANCY*                                      $11,000,000
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                           Yes
   REPLACEMENT                                         $30,220
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $62,200,000
CUT-OFF DATE BALANCE/SF                                                     $206
CUT-OFF DATE LTV                                                           75.7%
MATURITY DATE LTV                                                          70.6%
UW DSCR ON NCF                                                             1.11x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                 South Whitehall & Upper
                                                          Macungie Townships, PA
PROPERTY TYPE                                                   Office - Medical
SIZE (SF)                                                                302,200
OCCUPANCY AS OF JUNE 28, 2007                                              80.9%
YEAR BUILT/YEAR RENOVATED                                              2006 / NA
APPRAISED VALUE                                                      $82,200,000
PROPERTY MANAGEMENT                                        Summit Management and
                                                                  Realty Company
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $7,307,230
UW TOTAL EXPENSES                                                     $2,363,215
UW NET OPERATING INCOME (NOI)                                         $4,944,015
UW NET CASH FLOW (NCF)                                                $4,835,654
--------------------------------------------------------------------------------

*    As vacant space at the Mortgaged Property is occupied by new tenants, funds are proportionately disbursed from the occupancy reserve according to a formula based on the expected cash flow to be generated by the relet space.
     Any funds remaining in the occupancy reserve 2 years after origination will be, at the mortgagee's discretion, either applied to reduce any amounts due under the Intergrated Health Campus Loan or held as additional collateral by the mortgagee.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            INTEGRATED HEALTH CAMPUS
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                              NET      % OF NET                         % OF TOTAL
                                              RATINGS       RENTABLE   RENTABLE    BASE      ANNUAL    ANNUAL BASE        LEASE
TENANT                                   FITCH/MOODY'S/S&P  AREA (SF)    AREA    RENT PSF   BASE RENT      RENT        EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
Orthopaedic Associates of Allentown ...       NR/NR/NR       156,474     51.8%    $16.90   $2,644,411      62.1%        June 2026
St. Luke's Hospital ...................       NR/NR/NR        26,491      8.8     $18.13      480,306      11.3     Multiple Spaces*
Surgery Center of Allentown ...........       NR/NR/NR        25,654      8.5     $18.87      484,091      11.4        March 2027
Advanced Breast Care Imaging ..........       NR/NR/NR         9,541      3.2     $18.96      180,897       4.3         July 2016
Aesthetic Surgery Associates ..........       NR/NR/NR         8,924      3.0     $16.90      150,816       3.5         June 2026
                                                             -------    -----              ----------     -----
   TOTAL MAJOR TENANTS ................                      227,084     75.1%    $17.35   $3,940,521      92.6%
NON-MAJOR TENANTS .....................                       17,333      5.7     $18.21      315,685       7.4
                                                             -------    -----              ----------     -----
OCCUPIED TOTAL ........................                      244,417     80.9%    $17.41   $4,256,206     100.0%
VACANT SPACE ..........................                       57,783     19.1              ==========     =====
                                                             -------    -----
PROPERTY TOTAL ........................                      302,200    100.0%
                                                             =======    =====

*    Under the terms of multiple leases, 7,707 square feet expire in November
     2016, 18,784 square feet expire in June 2017.

                            LEASE EXPIRATION SCHEDULE

              # OF LEASES   WA BASE RENT / SF  TOTAL SF   % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  CUMULATIVE % OF BASE
   YEAR         EXPIRING         EXPIRING      EXPIRING     EXPIRING*         EXPIRING*         EXPIRING*       RENT EXPIRING*
---------------------------------------------------------------------------------------------------------------------------------

   2007            0             $ 0.00              0         0.0%              0.0%              0.0%               0.0%
   2008            0             $ 0.00              0         0.0%              0.0%              0.0%               0.0%
   2009            0             $ 0.00              0         0.0%              0.0%              0.0%               0.0%
   2010            0             $ 0.00              0         0.0%              0.0%              0.0%               0.0%
   2011            0             $ 0.00              0         0.0%              0.0%              0.0%               0.0%
   2012            0             $ 0.00              0         0.0%              0.0%              0.0%               0.0%
   2013            0             $ 0.00              0         0.0%              0.0%              0.0%               0.0%
   2014            0             $ 0.00              0         0.0%              0.0%              0.0%               0.0%
   2015            0             $ 0.00              0         0.0%              0.0%              0.0%               0.0%
   2016            4             $18.73         29,093         9.6%              9.6%             12.8%              12.8%
   2017            3             $17.80         24,272         8.0%             17.7%             10.1%              23.0%
Thereafter         3             $17.16        191,052        63.2%             80.9%             77.0%             100.0%
  Vacant           0                 NA         57,783        19.1%            100.0%              0.0%             100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            INTEGRATED HEALTH CAMPUS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Integrated Health Campus Loan") is
     secured by a first mortgage encumbering a fee interest in an office building located in South Whitehall & Upper Macungie Townships,
     Pennsylvania. The Integrated Health Campus Loan represents approximately
     4.2% of the Cut-Off Date Pool Balance. The Integrated Health Campus Loan
     was originated on July 26, 2007, and has a principal balance as of the
     Cut-Off Date of $62,200,000. The Integrated Health Campus Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Integrated Health Campus Loan has a remaining term of 117 months and matures on August 11, 2017. The Integrated Health Campus Loan may be
     prepaid on or after June 11, 2017, and permits defeasance with United
     States government obligations beginning 2 years after the Closing Date.

o    THE BORROWER. The borrower is Integrated Health Campus, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Integrated Health Campus
     Loan. The sponsor of the borrower is a partnership among (i) Orthopedic
     Associates of Allentown ("OAA"), which is also the largest tenant at the
     Mortgaged Property, (ii) Polaris Park, LP which is controlled by Jim
     Gentile, the developer of the Mortgaged Property, (iii) WhiteMac, LP, which is controlled by Clay Hamlin III, the founder and vice chairman of
     Corporate Office Properties Trust ("COPT") and (iv) Trio Management LLC,
     which is owned equally by Orthopedic Associates, Polaris Park, LP, and
     WhiteMac LP. COPT is a self-managed real estate investment trust that focuses on acquisition, development, ownership, management and leasing suburban office properties primarily in the Mid-Atlantic submarkets. COPT is a large owner of suburban properties in the Greater Washington, DC region and owns approximately 247 office properties totaling approximately
     18.5 million square feet. OAA is a provider of orthopaedic care and has been in business for more than 30 years, providing treatment for conditions involving joint replacements, scoliosis and sports-related injuries.

o    THE PROPERTY. The Mortgaged Property is an approximately 302,200 square foot office building situated on approximately 21.2 acres. The Mortgaged
     Property was constructed in 2006. The Mortgaged Property is located in
     South Whitehall & Upper Macungie Townships, Pennsylvania. As of June 28,
     2007, the occupancy rate for the Mortgaged Property securing the Integrated
     Health Campus Loan was approximately 80.9%.

     The largest tenant is Orthopaedic Associates of Allentown ("OAA"), currently occupying approximately 156,474 square feet, or approximately
     51.8% of the net rentable area. OAA is a provider of orthopedic care and is also one of the sponsors of the ownership structure. OAA has been in business for more than 30 years and provides treatment for conditions involving joint replacements, scoliosis and sports-related injuries. The
     OAA lease expires in June 2026. The second largest tenant is St. Luke's
     Hospital ("SLH"), currently occupying approximately 26,491 square feet, or approximately 8.8% of the net rentable area. SLH's health care network includes four tertiary and acute care hospitals, as well as other operations including outpatient and urgent care facilities, rehabilitation and behavioral health centers and home health care services. Under the terms of multiple leases, approximately 7,707 square feet expire in
     November 2016 and 18,784 square feet expire in June 2017. The third largest tenant is Surgery Center of Allentown ("Surgery Center"), occupying approximately 25,654 square feet, or approximately 8.5% of the net rentable area. Surgery Center is an ambulatory surgical center that offers a variety of medical procedures. The Surgery Center lease expires in March 2027.

o    LOCKBOX ACCOUNT. The Mortgage Loan documents do not require a lockbox account.

o    MANAGEMENT. Summit Management and Realty Company ("Summit") is the property manager for the Mortgaged Property securing the Integrated Health Campus
     Loan. Summit is an Allentown, Pennsylvania based firm which has a property management portfolio of over four million square feet.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                    2100 ROSS
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                    2100 ROSS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                   2100 ROSS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $61,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                        The Moinian Group
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.065%
MATURITY DATE                                                       May 11, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            54 / IO
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX/INSURANCE                                       Yes
   TI/LC                                        $5,175,000
   OUTSTANDING TI/LC OBLIGATIONS                $2,309,724
   DESIGNATED LEASE(1)                          $1,825,000
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                       Yes
   REPLACEMENT                                    $169,873
   TI/LC(2)                                      Springing
ADDITIONAL FINANCING                                B-Note           $10,000,000

                                               TRUST ASSET   WHOLE MORTGAGE LOAN
                                               -----------   -------------------
CUT-OFF DATE BALANCE                           $61,000,000       $71,000,000
CUT-OFF DATE BALANCE/SF                        $        72       $        84
CUT-OFF DATE LTV                                      74.4%             86.6%
MATURITY DATE LTV                                     74.4%             86.6%
UW DSCR ON NCF                                        1.64x             1.41x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Dallas, TX
PROPERTY TYPE                                                       Office - CBD
SIZE (SF)                                                                843,728
OCCUPANCY AS OF AUGUST 31, 2007                                            84.1%
YEAR BUILT / YEAR RENOVATED                                            1982 / NA
APPRAISED VALUE                                                      $82,000,000
PROPERTY MANAGEMENT                                             CB Richard Ellis
UW ECONOMIC OCCUPANCY                                                      80.0%
UW REVENUES                                                          $14,385,139
UW TOTAL EXPENSES                                                     $8,124,064
UW NET OPERATING INCOME (NOI)                                         $6,261,075
UW NET CASH FLOW (NCF)                                                $6,072,926
--------------------------------------------------------------------------------

(1)  In the event E&Y does not renew its lease, the Designated Lease Reserve will be used to retenant the space. Should E&Y renew its lease beyond the maturity date, the Designated Lease Reserve may be used for additional tenant improvements and leasing commission costs.

(2)  In the event the TI/LC Reserve balance is less than $1,000,000, the borrower will be required to make monthly deposits into the reserve until
     $2,000,000 is achieved. In addition, should Ernst & Young give notice 12 months prior to lease expiration of its intent to vacate, a cash flow sweep will be implemented.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                    2100 ROSS
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                           NET      % OF NET                          % OF TOTAL
                                           RATINGS*      RENTABLE   RENTABLE    BASE       ANNUAL    ANNUAL BASE      LEASE
TENANT                                FITCH/MOODY'S/S&P  AREA (SF)    AREA    RENT PSF   BASE RENT       RENT       EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Ernst & Young, LLP ..............     NR/NR/NR         244,810     29.0%    $15.66   $ 3,834,830      32.8%      July 2009
   CB Richard Ellis Group Inc. .....     NR/NR/NR          87,573     10.4     $18.48     1,618,097      13.9     December 2010
   Prudential ......................     A/A3/A+           63,007      7.5     $15.18       956,446       8.2     February 2016
   Clark Consulting, Inc. ..........     NR/NR/NR          59,372      7.0     $17.00     1,009,324       8.6      August 2016
   Merrill Lynch, Pierce, Fenner ...   AA-/Aa3/AA-         47,262      5.6     $18.68       882,797       7.6     February 2012
                                                          -------    -----              -----------     -----
   TOTAL MAJOR TENANTS .............                      502,024     59.5%    $16.54   $ 8,301,494      71.1%
NON-MAJOR TENANTS ..................                      207,616     24.6     $16.27     3,377,362      28.9
                                                          -------    -----              -----------     -----
OCCUPIED TOTAL .....................                      709,640     84.1%    $16.46   $11,678,856     100.0%
VACANT SPACE .......................                      134,088     15.9              ===========     =====
                                                          -------    -----
PROPERTY TOTAL .....................                      843,728    100.0%
                                                          =======    =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

               # OF LEASES  WA BASE RENT / SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  CUMULATIVE % OF BASE
     YEAR        EXPIRING        EXPIRING      EXPIRING    EXPIRING*         EXPIRING*         EXPIRING*       RENT EXPIRING*
--------------------------------------------------------------------------------------------------------------------------------

     2007           1             $17.00          8,254       1.0%              1.0%             1.2%                1.2%
     2008           7             $17.26         17,737       2.1%              3.1%             2.6%                3.8%
     2009          15             $15.68        251,243      29.8%             32.9%            33.7%               37.6%
     2010          13             $18.30        109,221      12.9%             45.8%            17.1%               54.7%
     2011           5             $12.51         21,035       2.5%             48.3%             2.3%               56.9%
     2012           6             $18.64         48,238       5.7%             54.0%             7.7%               64.6%
     2013           9             $17.17         50,756       6.0%             60.0%             7.5%               72.1%
     2014           4             $16.21         19,175       2.3%             62.3%             2.7%               74.8%
     2015           2             $16.00         21,585       2.6%             64.9%             3.0%               77.7%
     2016          11             $15.97        139,075      16.5%             81.3%            19.0%               96.7%
     2017           1             $17.00         18,743       2.2%             83.6%             2.7%               99.5%
  Thereafter        4             $13.96          4,578       0.5%             84.1%             0.5%              100.0%
    Vacant          0                 NA        134,088      15.9%            100.0%             0.0%              100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                    2100 ROSS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "2100 Ross Loan") is secured by a first deed of trust encumbering a fee interest in an office building located in
     Dallas, Texas. The 2100 Ross Loan represents approximately 4.1% of the
     Cut-Off Date Pool Balance. The 2100 Ross Loan was originated on April 17,
     2007, and has a principal balance as of the Cut-Off Date of $61,000,000.
     The 2100 Ross Loan, dated April 17, 2007, is a portion of a whole loan with an original principal balance of $71,000,000. The other loan related to the
     2100 Ross Loan is evidenced by a separate subordinate note, dated April 17,
     2007 (the "2100 Ross Subordinate Companion Loan" with an original principal balance of $10,000,000 and, together with 2100 Ross Loan, comprise the
     "2100 Ross Whole Loan"). The 2100 Ross Subordinate Companion Loan will not be an asset of the Trust Fund. The 2100 Ross Loan and the 2100 Ross
     Subordinate Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF
     THE MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The 2100 Ross Loan provides for interest-only payments for the entire loan term.

     The 2100 Ross Loan has a remaining term of 54 months and matures on May 11,
     2012. The 2100 Ross Loan may be prepaid on or after March 11, 2012, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o    THE BORROWER. The borrower is 2100 Ross Realty LP, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 2100 Ross Loan. The sponsor of the borrower is The Moinian Group, a development firm headed by Joseph
     Moinian, which owns and manages over $8 billion in assets and has been actively involved in greater New York commercial real estate for over 15 years. The Moinian Group currently owns and controls a portfolio of approximately 20 million square feet of office, industrial, retail, residential and hotel properties throughout the United States and abroad, including approximately 13 million square feet in Manhattan.

o    THE PROPERTY. The Mortgaged Property is an approximately 843,728 square foot office building situated on approximately 1.4 acres. The Mortgaged
     Property was constructed in 1982. The Mortgaged Property is located in
     Dallas, Texas. As of August 31, 2007, the occupancy rate for the Mortgaged
     Property securing the 2100 Ross Loan was approximately 84.1%.

     The largest tenant is Ernst & Young, LLP ("E&Y"), currently occupying approximately 244,810 square feet, or approximately 29.0% of the net rentable area. E&Y is one of the "Big Four" accounting and consulting firms and is one of the largest private companies in the United States. The E&Y lease expires in July 2009. The second largest tenant is CB Richard Ellis
     Group Inc. ("CBRE"), currently occupying approximately 87,573 square feet, or approximately 10.4% of the net rentable area. CBRE is a leading diversified real estate management company in the United States, overseeing approximately 550 million square feet of warehouse, service center and retail space. The CBRE lease expires in December 2010. The third largest tenant is Prudential ("Prudential"), occupying approximately 63,007 square feet, or approximately 7.5% of the net rentable area. Prudential is one of the largest life insurance companies in the United States and offers a variety of products and services including mutual funds, annuities, real estate brokerage franchises and relocation services. Prudential serves individual and institutional customers worldwide. As of September 14, 2007,
     Prudential was rated "A" (Fitch), "A3" (Moody's) and "A+" (S&P). The
     Prudential lease expires in February 2016.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. CB Richard Ellis ("CBRE") is the property manager for the
     Mortgaged Property securing the 2100 Ross Loan. CBRE is a leading diversified real estate management company in the United States, overseeing approximately 550 million square feet of warehouse, service center and retail space. CBRE has full-service operations in metropolitan areas worldwide.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                               COLE REIT PORTFOLIO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                               COLE REIT PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                               COLE REIT PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $46,633,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.2%
NUMBER OF MORTGAGE LOANS                                                      14
LOAN PURPOSE                                                         Acquisition
SPONSOR                                      Cole Credit Property Trust II, Inc.
TYPE OF SECURITY                                                             Fee
SUBSTITUTION(1)                                                              Yes
MORTGAGE RATE(2)                                                         Various
MATURITY DATE                                                            Various
AMORTIZATION TYPE                                              Interest-Only ARD
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM(3) / AMORTIZATION                                    Various / IO
LOCKBOX(4)                                                             Springing
UP-FRONT RESERVES                                 None
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(5)                          Springing
ADDITIONAL FINANCING(6)                                                     None
CUT-OFF DATE BALANCE                                                 $46,633,000
CUT-OFF DATE BALANCE/SF                                                      $91
CUT-OFF DATE LTV                                                           66.2%
MATURITY DATE LTV                                                          66.2%
UW DSCR ON NCF                                                             1.75x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                14
LOCATION                                                                 Various
PROPERTY TYPE                                          Retail - Single Tenant(7)
SIZE (SF)                                                                511,749
OCCUPANCY AS OF VARIOUS DATES                                             100.0%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                      $70,400,000
PROPERTY MANAGEMENT                                   Cole Realty Advisors, Inc.
                                                  and Fund Realty Advisors, Inc.
UW ECONOMIC OCCUPANCY                                                      96.8%
UW REVENUES                                                           $5,717,746
UW TOTAL EXPENSES                                                       $862,292
UW NET OPERATING INCOME (NOI)                                         $4,855,454
UW NET CASH FLOW (NCF)                                                $4,657,581
--------------------------------------------------------------------------------

(1)  The Cole REIT Portfolio Loans allow for substitution of individual
     Mortgaged Properties under certain circumstances. See "Substitution" below.

(2)  The weighted average rate for the 14 Mortgage Loans that comprise the Cole
     REIT Portfolio is 5.704% per annum.

(3)  The weighted average remaining term for the 14 Mortgage Loans that comprise the Cole REIT Portfolio is 114 months.

(4)  A lockbox will be required on or before the optional prepayment determination date.

(5)  Required upon event of default or certain other conditions as specified in
     Mortgage Loan documents.

(6)  Future mezzanine debt is permitted under each of the 14 Mortgage Loans, subject to: (i) aggregate maximum LTV ratio of 70.0% (or, with respect to the Walgreens - Shreveport, LA Mortgaged Property, an aggregate maximum
     LTV ratio of 75.0%), (ii) a minimum DSC Ratio of 1.50x, (iii) the term of the mezzanine debt shall be co-terminus with or longer than the term of the
     A-Note and (iv) certain other conditions as described in the related
     Mortgage Loan documents.

(7)  All the Mortgaged Properties are single tenant retail properties except
     Apria Healthcare - Saint Louis, MO Mortgaged Property, which is an industrial flex property.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                               COLE REIT PORTFOLIO
--------------------------------------------------------------------------------

                           COLE REIT PORTFOLIO SUMMARY

                                                                                                       NET
                                                                       CUT-OFF DATE   YEAR BUILT/    RENTABLE
PROPERTY NAME                                      PROPERTY TYPE          BALANCE      RENOVATED    AREA (SF)
-------------------------------------------------------------------------------------------------------------

Sam's Club - Anderson, SC ................    Retail - Single Tenant    $ 8,160,000    1993 / NA     134,664
Apria Healthcare - Saint Louis, MO .......      Industrial - Flex         4,420,000   1996 / 2007     52,200
Borders - Rapid City, SD .................    Retail - Single Tenant      4,393,000    1999 / NA      20,000
Borders - Reading, PA ....................    Retail - Single Tenant      4,257,000    1997 / NA      25,023
Rite Aid - Easton, PA ....................    Retail - Single Tenant      4,060,000    2005 / NA      13,813
Ashley Furniture - Amarillo, TX ..........    Retail - Single Tenant      4,026,000   1980 / 2005     74,797
Walgreens - Cincinnati, OH ...............    Retail - Single Tenant      3,043,000    1998 / NA      13,905
Walgreens - Shreveport, LA ...............    Retail - Single Tenant      2,815,000    1998 / NA      13,905
Walgreens - Gainesville, FL ..............    Retail - Single Tenant      2,465,000    1997 / NA      13,905
Tractor Supply Company - Baytown, TX .....    Retail - Single Tenant      2,251,000    2007 / NA      22,670
Tractor Supply Company - Navasota, TX ....    Retail - Single Tenant      2,050,000    2006 / NA      22,670
Wal-Mart - New London, WI ................    Retail - Single Tenant      1,778,000    1991 / NA      51,985
Rite Aid - Lincolnton, NC ................    Retail - Single Tenant      1,538,000    1998 / NA      10,908
Wal-Mart - Spencer, IN ...................    Retail - Single Tenant      1,377,000    1987 / NA      41,304
                                                                        -----------                  -------
TOTAL/AVERAGE ............................                              $46,633,000                  511,749
                                                                        ===========                  =======

                                                                                                                 UNDERWRITTEN
                                             CUT-OFF DATE    APPRAISED    APPRAISED               UNDERWRITTEN     NET CASH
PROPERTY NAME                                 BALANCE PSF      VALUE      VALUE PSF   OCCUPANCY     OCCUPANCY        FLOW
-----------------------------------------------------------------------------------------------------------------------------

Sam's Club - Anderson, SC ................       $ 61       $12,000,000      $ 89       100.0%        100.0%      $  731,862
Apria Healthcare - Saint Louis, MO .......       $ 85         6,500,000      $125       100.0%         90.0%         408,797
Borders - Rapid City, SD .................       $220         6,470,000      $324       100.0%        100.0%         448,755
Borders - Reading, PA ....................       $170         6,400,000      $256       100.0%        100.0%         444,129
Rite Aid - Easton, PA ....................       $294         6,100,000      $442       100.0%         95.0%         414,569
Ashley Furniture - Amarillo, TX ..........       $ 54         6,050,000      $ 81       100.0%         90.0%         386,069
Walgreens - Cincinnati, OH ...............       $219         4,450,000      $320       100.0%        100.0%         309,743
Walgreens - Shreveport, LA ...............       $202         5,200,000      $374       100.0%        100.0%         325,609
Walgreens - Gainesville, FL ..............       $177         3,850,000      $277       100.0%        100.0%         258,782
Tractor Supply Company - Baytown, TX .....       $ 99         3,355,000      $148       100.0%         95.0%         212,291
Tractor Supply Company - Navasota, TX ....       $ 90         3,050,000      $135       100.0%         95.0%         195,289
Wal-Mart - New London, WI ................       $ 34         2,670,000      $ 51       100.0%        100.0%         174,807
Rite Aid - Lincolnton, NC ................       $141         2,265,000      $208       100.0%         95.0%         157,700
Wal-Mart - Spencer, IN ...................       $ 33         2,040,000      $ 49       100.0%        100.0%         189,178
                                                            -----------                                           ----------
TOTAL/AVERAGE ............................       $ 91       $70,400,000      $138       100.0%         96.8%      $4,657,581
                                                            ===========                                           ==========

                       COLE REIT PORTFOLIO TENANT SUMMARY

                           # OF                                    % OF NET                ANNUAL      % OF
                          TENANT      RATINGS(1)     NET RENTABLE   RENTABLE    BASE        BASE    TOTAL ANNUAL
TENANT                    SPACES  FITCH/MOODY'S/S&P    AREA (SF)     AREA     RENT PSF      RENT      BASE RENT    LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Sam's Club .............     1        AA/Aa2/AA         134,664       26.3%    $ 6.02   $  810,667       16.1%       November 2013
Wal-Mart ...............     2        AA/Aa2/AA          93,289       18.2     $ 3.75      350,193        7.0     Multiple Spaces(2)
Ashley Furniture .......     1         NR/NR/NR          74,797       14.6     $ 6.20      463,741        9.2        November 2021
Apria Healthcare .......     1        NR/NR/BB+          52,200       10.2     $ 9.86      514,464       10.2        November 2013
Tractor Supply Company..     2         NR/NR/NR          45,340        8.9     $ 9.94      450,640        9.0     Multiple Spaces(3)
Borders ................     2         NR/NR/NR          45,023        8.8     $20.37      917,318       18.3     Multiple Spaces(4)
Walgreens ..............     3        NR/Aa3/A+          41,715        8.2     $21.70      905,100       18.0     Multiple Spaces(5)
Rite Aid ...............     2        CCC/Caa2/B         24,721        4.8     $24.75      611,914       12.2     Multiple Spaces(6)
                                                        -------      -----              ----------      -----
   TOTAL TENANTS .......                                511,749      100.0%    $ 9.82   $5,024,037      100.0%
OCCUPIED TOTAL .........                                511,749      100.0%    $ 9.82   $5,024,037      100.0%
                                                                                        ==========      =====
VACANT SPACE ...........                                      0        0.0
                                                        -------      -----
PROPERTY TOTAL .........                                511,749      100.0%
                                                        =======      =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 41,304 square feet expire in January
     2013 at Wal-Mart - Spencer, IN Mortgaged Property and 51,985 square feet expire in January 2017 at Wal-Mart - New London, WI Mortgaged Property.

(3)  Under the terms of multiple leases, 22,670 square feet expire in September
     2021 at Tractor Supply Company - Navasota, TX Mortgaged Property and
     22,670 square feet expire in May 2022 at Tractor Supply Company - Baytown,
     TX Mortgaged Property.

(4)  Under the terms of multiple leases, 20,000 square feet expire in March 2016 at Borders - Rapid City, SD Mortgaged Property and 25,023 square feet expire in January 2019 at Borders - Reading, PA Mortgaged Property.

(5)  Under the terms of multiple leases, 13,905 square feet expire in July 2057 at Walgreens - Gainesville, FL Mortgaged Property, 13,905 square feet expire in February 2059 at Walgreens - Cincinnati, OH Mortgaged Property
     and 13,905 square feet expire in September 2059 at Walgreens - Shreveport,
     LA Mortgaged Property.

(6)  Under the terms of multiple leases, 10,908 square feet expire in April 2018 at Rite Aid - Lincolnton, NC Mortgaged Property and 13,813 square feet expire in February 2026 at Rite Aid - Easton, PA Mortgaged Property.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                               COLE REIT PORTFOLIO
--------------------------------------------------------------------------------

                  COLE REIT PORTFOLIO LEASE EXPIRATION SCHEDULE

            # OF LEASES  WA BASE RENT / SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  CUMULATIVE % OF BASE
   YEAR       EXPIRING        EXPIRING      EXPIRING    EXPIRING*         EXPIRING*         EXPIRING*       RENT EXPIRING*
-----------------------------------------------------------------------------------------------------------------------------

   2007          0             $ 0.00              0       0.0%               0.0%             0.0%               0.0%
   2008          0             $ 0.00              0       0.0%               0.0%             0.0%               0.0%
   2009          0             $ 0.00              0       0.0%               0.0%             0.0%               0.0%
   2010          0             $ 0.00              0       0.0%               0.0%             0.0%               0.0%
   2011          0             $ 0.00              0       0.0%               0.0%             0.0%               0.0%
   2012          0             $ 0.00              0       0.0%               0.0%             0.0%               0.0%
   2013          3             $ 6.45        228,168      44.6%              44.6%            29.3%              29.3%
   2014          0             $ 0.00              0       0.0%              44.6%             0.0%              29.3%
   2015          0             $ 0.00              0       0.0%              44.6%             0.0%              29.3%
   2016          1             $23.30         20,000       3.9%              48.5%             9.3%              38.6%
   2017          1             $ 3.90         51,985      10.2%              58.7%             4.0%              42.6%
Thereafter       9             $13.62        211,596      41.3%             100.0%            57.4%             100.0%
  Vacant         0                 NA              0       0.0%             100.0%             0.0%             100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                               COLE REIT PORTFOLIO
--------------------------------------------------------------------------------

o    THE LOAN. The fourteen Mortgage Loans (the "Cole REIT Portfolio Loans") are
     secured by first mortgages or deeds or trust encumbering thirteen single tenant retail properties and one single tenant industrial property, comprised in the aggregate of approximately 511,749 square feet in various locations across the United States. The Cole REIT Portfolio Loans represent approximately 3.2% of the Cut-Off Date Pool Balance. The Cole REIT
     Portfolio Loans were originated on various dates between March 2007 and
     June 2007 and have an aggregate principal balance as of the Cut-Off Date of
     $46,633,000. The Cole REIT Portfolio Loans provide for interest-only payments for their entire terms.

     The Cole REIT Portfolio Loans have remaining terms which vary from 113-116 months and mature on various dates between April 2017 and July 2017. The
     Cole REIT Portfolio Loans may be prepaid on or after various dates in each case the final 4 payment dates inclusive of the maturity date of the related Cole REIT Portfolio Loan, and permit defeasance with United States government obligations no earlier than 2 years after the Closing Date with respect to 6 of the Cole REIT Portfolio Loans and 4 years after the first payment date with respect to the remainder of the Cole REIT Portfolio
     Loans.

o    THE BORROWERS. The borrowers consist of 14 special purpose entities. The sponsor of the borrowers is Cole Credit Property Trust II, Inc. ("Cole
     Credit."). Cole Credit is a leading real estate investment management firm that focuses on the acquisition of freestanding, single-tenant properties leased to high-quality tenants in a variety of retail businesses. Cole
     Credit, founded in 1979 by Christopher Cole, has owned real estate with a combined acquisition and development cost of approximately one-half billion dollars.

o    THE PROPERTIES. The Mortgaged Properties consist of thirteen retail properties and one industrial property, comprised in the aggregate of approximately 511,749 square feet in various locations across the United
     States. The occupancy rate of the Mortgaged Properties securing the Cole
     REIT Portfolio Loans was approximately 100.0% (see Annex A-1 to the
     Prospectus Supplement for occupancy as-of dates).

o    SUBSTITUTION. The borrower may substitute Mortgaged Properties subject to satisfaction of certain tests and conditions as set forth in the related
     Mortgage Loan documents including, but not limited to (i) certain minimum
     DSC ratio tests, (ii) certain maximum LTV ratio requirements, (iii) certain replacement tenant credit rating requirements and minimum lease agreement terms and (iv) other conditions as specified in the related Mortgage Loan documents.

o    LOCKBOX ACCOUNT. On or before the optional prepayment determination date under the Mortgage Loan documents, all revenue will be deposited into a mortgagee-designated lockbox.

o    MANAGEMENT. Cole Realty Advisors, Inc. and Fund Realty Advisors, Inc.,
     affiliates of the sponsor, are the property managers for the Mortgaged
     Properties securing the Cole REIT Portfolio Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                             MALLARD GLEN APARTMENTS
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                             MALLARD GLEN APARTMENTS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                             MALLARD GLEN APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $37,440,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                      Mark L. Maynard and Anna U. Maynard
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.830%
MATURITY DATE                                                    August 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          117 / 360
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX                                                 Yes
   DEBT SERVICE GUARANTY*                       $3,500,000
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                             Yes/Springing
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $37,440,000
CUT-OFF DATE BALANCE/UNIT                                                $81,391
CUT-OFF DATE LTV                                                           80.0%
MATURITY DATE LTV                                                          70.6%
UW DSCR ON NCF                                                             1.10x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Charlotte, NC
PROPERTY TYPE                                         Multifamily - Conventional
SIZE (UNITS)                                                                 460
OCCUPANCY AS OF AUGUST 8, 2007                                             94.8%
YEAR BUILT / YEAR RENOVATED                                            2006 / NA
APPRAISED VALUE                                                      $46,800,000
PROPERTY MANAGEMENT                                     Tribute Properties, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $4,184,780
UW TOTAL EXPENSES                                                     $1,205,932
UW NET OPERATING INCOME (NOI)                                         $2,978,848
UW NET CASH FLOW (NCF)                                                $2,897,888
--------------------------------------------------------------------------------

*    Mark L. Maynard and Anna U. Maynard provided a $3,500,000 guaranty at closing which may be released upon the achievement of a DSC ratio of 1.20x, as further described in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                             MALLARD GLEN APARTMENTS
--------------------------------------------------------------------------------

                                    UNIT MIX

                                               APPROXIMATE    APPROXIMATE
UNIT MIX                      NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)    % OF NRA      ASKING RENT
--------------------------------------------------------------------------------------------------------

1 BR / 1 BA                        146              572          83,496       21.1%          $659
2 BR / 2 BA                        230              895         205,912       52.1           $732
3 BR / 3 BA                         84            1,259         105,756       26.8          $1,199
                                   ---                          -------      -----
   TOTAL / WEIGHTED AVERAGE        460              859         395,164      100.0%    $794 / $0.92 / SF
                                   ===                          =======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                             MALLARD GLEN APARTMENTS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Mallard Glen Apartments Loan") is secured by a first deed of trust encumbering approximately 460-unit multifamily complex located in Charlotte, North Carolina. The Mallard Glen Apartments
     Loan represents approximately 2.5% of the Cut-Off Date Pool Balance. The
     Mallard Glen Apartments Loan was originated on July 18, 2007, and has a principal balance as of the Cut-Off Date of $37,440,000. The Mallard Glen
     Apartments Loan provides for interest-only payments for the first 24 months of its term, and, thereafter, fixed monthly payments of principal and interest.

     The Mallard Glen Apartments Loan has a remaining term of 117 months and matures on August 11, 2017. The Mallard Glen Apartments Loan may be prepaid on or after June 11, 2017, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o    THE BORROWER. The borrower is Mallard Glen Apartments, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Mallard Glen Apartments
     Loan. The sponsors of the borrower are Mark L. Maynard and Anna U. Maynard.
     Mr. Maynard is the owner and president of Biltmark Corporation, Biltmark
     Builders, Inc. and Tribute Properties. Mr. Maynard has a controlling interest in multifamily properties valued at approximately $270 million located in North and South Carolina.

o    THE PROPERTY. The Mortgaged Property is approximately 460-unit complex that consists of garden-style units in a total of 19 three-story buildings situated on approximately 36.2 acres. The Mortgaged Property was constructed in 2006. The Mortgaged Property is located in Charlotte, North
     Carolina. The amenities at the Mortgaged Property include a fitness center, leasing center, two swimming pools, a clubhouse and a laundry facility. As of August 8, 2007, the occupancy rate for the Mortgaged Property securing the Mallard Glen Apartments Loan was approximately 94.8%.

o    LOCKBOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o    PROPERTY MANAGEMENT. Tribute Properties, Inc., an affiliate of the sponsors, is the property manager for the Mortgaged Property securing the
     Mallard Glen Apartments Loan. Tribute Properties, Inc. currently manages approximately 4,130 units and employs approximately 40 full time on-site property managers.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 LLANO LOGISTICS
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 LLANO LOGISTICS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 LLANO LOGISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                        BCRE
CUT-OFF DATE BALANCE                                                 $32,800,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSORS                                 Sherwin Jarol and S. Jack Williams, Jr.
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE                                                                N
MORTGAGE RATE                                                            5.8800%
MATURITY DATE                                                   February 1, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          48
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          111 / 360
LOCKBOX                                                                      Yes
UP-FRONT RESERVES                                     None
ONGOING ANNUAL RESERVES
   TAX/INSURANCE*                                Springing
ADDITIONAL FINANCING                                B-Note           $ 4,000,000

                                               TRUST ASSET   WHOLE MORTGAGE LOAN
                                               -----------   -------------------
CUT-OFF DATE BALANCE                           $32,800,000       $36,800,000
CUT-OFF DATE BALANCE/UNIT                      $        66       $        74
CUT-OFF DATE LTV                                      66.9%             75.1%
MATURITY DATE LTV                                     61.5%             69.0%
UW DSCR ON NCF                                        1.35x             1.20x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Lubbock, TX
PROPERTY TYPE                                             Industrial - Warehouse
SIZE (SF)                                                                494,142
OCCUPANCY AS OF OCTOBER 1, 2007                                           100.0%
YEAR BUILT / YEAR RENOVATED                                            2000 / NA
APPRAISED VALUE                                                      $49,000,000
PROPERTY MANAGEMENT                                  Naples Realty Advisors, LLC
UW ECONOMIC OCCUPANCY                                                      97.0%
UW REVENUES                                                           $3,470,055
UW TOTAL EXPENSES                                                       $179,099
UW NET OPERATING INCOME (NOI)                                         $3,290,957
UW NET CASH FLOW (NCF)                                                $3,134,966
--------------------------------------------------------------------------------

*    Monthly tax and insurance reserves will be waived so long as the current tenant (or a permitted successor) is required to pay the real estate taxes and insurance premiums directly pursuant to its lease and provides evidence to the mortgagee of such payment.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 LLANO LOGISTICS
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                   % OF NET        BASE       ANNUAL         LEASE
TENANT                      NET RENTABLE AREA    RENTABLE AREA   RENT PSF    BASE RENT   EXPIRATION DATE
--------------------------------------------------------------------------------------------------------

Llano Logistics                  494,142             100%          $6.99    $3,452,955      June 2020
                                 -------             ---           -----    ----------      ---------
   TOTAL/WEIGHTED AVERAGE        494,142             100%          $6.99    $3,452,955      JUNE 2020
                                 =======             ===           =====    ==========      =========

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 LLANO LOGISTICS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Llano Logistics Loan") is secured by a first mortgage encumbering a single-tenant warehouse and distribution building located in Lubbock, Texas. The Llano Logistics Loan represents approximately 2.2% of the Cut-Off Date Pool Balance. The Llano Logistics
     Loan was originated on January 4, 2007, and has a principal balance as of the Cut-Off Date of $32,800,000. The Llano Logistics Loan, which is evidenced by a note dated January 4, 2007, is a portion of a whole loan with an original principal balance of $36,800,000. The other loan related to the Llano Logistics Loan is evidenced by a separate subordinate note, dated January 4, 2007 (the "Llano Logistics Subordinate Companion Loan"
     and, together with the Llano Logistics Loan, the "Llano Logistics Whole
     Loan"), with an original principal balance of $4,000,000. The Llano
     Logistics Subordinate Companion Loan will not be an asset of the Trust
     Fund. The Llano Logistics Loan and the Llano Logistics Subordinate
     Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE
     POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The Llano Logistics Loan provides for interest-only payments for the first 48 months of its term, and, thereafter, fixed monthly payments of principal and interest.

     The Llano Logistics Loan has a remaining term of 111 months and matures on
     February 1, 2017. The Llano Logistics Loan may be prepaid on or after
     January 1, 2017, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrowers consist of five special purpose entities:
     Naples Lubbock Venture, LLC; Santee Holding, LLC; Edgerton Holding, LLC;
     Kirk Holding, LLC; and 5471 Holding, LLC. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Llano Logistics Loan. The borrowers own an undivided interest in the
     Mortgaged Property as tenants-in-common. The sponsors of the borrowers are
     S. Jack Williams Jr. and Sherwin Jarol. S. Jack Williams Jr. is also the non-recourse carveout guarantor. S. Jack Williams Jr. and William Bradley are the Co-Chairmen of National Equity Trust, LLC. S. Jack Williams Jr. has
     co-ventured with Sherwin Jarol since the late 1990's on acquisitions and dispositions of commercial real estate in excess of $900,000,000. Sherwin
     Jarol is the managing general partner of Bradley Associates. Bradley
     Associates was formed in April 1989 and has acquired more than 90 properties representing 14 million square feet of industrial, office and retail space throughout the U.S. with market values exceeding $1 billion.

o    THE PROPERTY. The Mortgaged Property is an approximately 494,142 square foot single-tenant warehouse and distribution building situated on approximately 98.6 acres. The Mortgaged Property is located at 5801 Martin
     Luther King Boulevard, Lubbock, Lubbock County, Texas. The Mortgaged
     Property was constructed in 2000 and includes approximately 256,050 square feet of dry storage, approximately 209,060 square feet of food grade cold storage, and approximately 29,032 square feet of office space. The warehouse has a 36 foot clear ceiling height with 61 dock high doors.

     The Mortgaged Property is 100% leased to Llano Logistics, Inc. ("Llano")
     under a non-cancellable, absolute net lease which expires on June 30, 2020, with three 5-year renewal options. Llano is a subsidiary of Deutsche Post
     World Net AG ("DPWN"). DPWN is rated "A" (Fitch), "A2" (Moody's) and "A-"
     (S&P). DPWN employs more than 520,000 people in more than 220 countries on five continents. Through its logistics brands, DHL, Deutsche Post and
     Postbank, DPWN offers an extensive portfolio of integrated services for the management and transportation of goods, information and payments worldwide.
     DPWN is not a party to the Llano lease nor does it guaranty the Llano lease.

     The facility is currently used by Llano as the primary distribution center for its client, United Supermarkets, Inc. ("United"). United is a
     Lubbock-based, family-owned owner and operator of full-service supermarkets, with 46 stores in 26 cities throughout north and west Texas, including 9 stores located in the Lubbock market. The company was founded in 1916 and has approximately 9,000 employees. United stores are operated under three distinct formats: United Supermarkets, Market Street by United, and Super Mercado United. Approximately 1 million customers shop at United stores every week. For its fiscal year ended January 27, 2007, the company reported sales of more than $1.119 billion. United guarantees Llano's obligations under its lease with the borrower.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable lease are deposited into a mortgagee-designated lockbox account. The Llano Logistics
     Loan is structured with a cashflow sweep in the event of certain triggers, including, but not limited to: (i) the occurrence of a monetary default under the Mortgage Loan, (ii) the occurrence of a default under the Llano lease, (iii) Llano has ceased to operate its business at the Mortgaged
     Property other than as a result of a casualty or condemnation, (iv) the commencement of a voluntary or involuntary bankruptcy or other insolvency proceeding against United, or (v) United

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 LLANO LOGISTICS
--------------------------------------------------------------------------------

     fails to maintain at least $25 million net worth and its EBITDA falls below
     $10 million based on its annual audited financial statements. The cashflow sweep will be suspended upon the conditions specified in related Mortgage
     Loan documents. As of January 27, 2007, United has total partners' equity of approximately $84.533 million and EBIDTA of approximately $32.457 million. The related Mortgage Loan documents also provide for a springing partial cash flow sweep of $0.40 per square foot (or $197,657.00 per annum)
     for so long as the net worth of United falls below $40 million.

o    PROPERTY MANAGEMENT. The property is managed by Naples Realty Advisors,
     LLC, which is 50% owned by S. Jack Williams Jr. and 50% owned by William
     Bradley.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            KEDRON VILLAGE - PHASE II
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            KEDRON VILLAGE - PHASE II
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            KEDRON VILLAGE - PHASE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $29,700,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                  Kite Realty Group, L.P.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.700%
MATURITY DATE                                                   January 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          110 / 360
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX/INSURANCE                                   Yes
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                   Yes
   REPLACEMENT                                 $15,735
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $29,700,000
CUT-OFF DATE BALANCE/SF                                                     $189
CUT-OFF DATE LTV                                                           79.8%
MATURITY DATE LTV                                                          74.4%
UW DSCR ON NCF                                                             1.16x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                      Peachtree City, GA
PROPERTY TYPE                                                  Retail - Anchored
SIZE (SF)                                                                157,409
OCCUPANCY AS OF SEPTEMBER 1, 2007                                          86.4%
YEAR BUILT / YEAR RENOVATED                                            2006 / NA
APPRAISED VALUE                                                      $37,200,000
PROPERTY MANAGEMENT                                          KRG Management, LLC
UW ECONOMIC OCCUPANCY                                                      93.1%
UW REVENUES                                                           $3,228,472
UW TOTAL EXPENSES                                                       $766,238
UW NET OPERATING INCOME (NOI)                                         $2,462,233
UW NET CASH FLOW (NCF)                                                $2,395,500
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            KEDRON VILLAGE - PHASE II
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                      NET        % OF NET                 ANNUAL         % OF
                                  RATINGS*       RENTABLE AREA   RENTABLE   BASE RENT      BASE      TOTAL ANNUAL      LEASE
TENANT                       FITCH/MOODY'S/S&P        (SF)         AREA        PSF         RENT        BASE RENT     EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
Ross Dress for Less ......       NR/NR/BBB           30,187        19.2%      $10.50    $  316,964        13.2%     January 2017
Bed Bath & Beyond ........       NR/NR/BBB           23,401        14.9       $12.82       300,001        12.5      January 2017
PETCO ....................        NR/NR/B            15,258         9.7       $15.25       232,685         9.7      January 2017
Famous Footwear ..........       BB+/B1/BB            7,520         4.8       $16.00       120,320         5.0       August 2016
Hibbett Sports ...........        NR/NR/NR            5,000         3.2       $21.75       108,750         4.5      January 2017
                                                    -------       -----                 ----------       -----
   TOTAL MAJOR TENANTS ...                           81,366        51.7%      $13.26    $1,078,719        45.0%
NON-MAJOR TENANTS ........                           54,573        34.7       $24.17     1,318,835        55.0
                                                    -------       -----                 ----------       -----
OCCUPIED TOTAL ...........                          135,939        86.4%      $17.64    $2,397,554       100.0%
VACANT SPACE .............                           21,470        13.6                 ==========       =====
                                                    -------       -----
PROPERTY TOTAL ...........                          157,409       100.0%
                                                    =======       =====

*    Certain ratings are those of the parent wether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
    YEAR       EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        RENT EXPIRING*
----------------------------------------------------------------------------------------------------------------------------------

    2007           0            $ 0.00             0          0.0%               0.0%              0.0%                0.0%
    2008           0            $ 0.00             0          0.0%               0.0%              0.0%                0.0%
    2009           1            $25.00         1,467          0.9%               0.9%              1.5%                1.5%
    2010           1            $25.00         1,726          1.1%               2.0%              1.8%                3.3%
    2011          15            $23.53        29,281         18.6%              20.6%             28.7%               32.1%
    2012           4            $25.44         7,186          4.6%              25.2%              7.6%               39.7%
    2013           1            $26.00         1,600          1.0%              26.2%              1.7%               41.4%
    2014           0            $ 0.00             0          0.0%              26.2%              0.0%               41.4%
    2015           0            $ 0.00             0          0.0%              26.2%              0.0%               41.4%
    2016           5            $21.40        20,833         13.2%              39.4%             18.6%               60.0%
    2017           4            $12.98        73,846         46.9%              86.4%             40.0%              100.0%
Thereafter         0            $ 0.00             0          0.0%              86.4%              0.0%              100.0%
  Vacant           0                NA        21,470         13.6%             100.0%              0.0%              100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            KEDRON VILLAGE - PHASE II
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Kedron Village - Phase II Loan") is
     secured by a first deed to secure debt encumbering an anchored retail center consisting of approximately 157,409 square feet located in Peachtree
     City, Georgia. The Kedron Village - Phase II Loan represents approximately
     2.0% of the Cut-Off Date Pool Balance. The Kedron Village - Phase II Loan
     was originated on December 20, 2006, and has a principal balance as of the
     Cut-Off Date of $29,700,000. The Kedron Village - Phase II Loan provides for interest-only payments for the first 60 months of its term, and thereafter fixed monthly payments of principal and interest.

     The Kedron Village - Phase II Loan has a remaining term of 110 months and matures on January 11, 2017. The Kedron Village - Phase II Loan may be
     prepaid on or after November 11, 2016, and permits defeasance with United
     States government obligations beginning 2 years after the Closing Date.

o    THE BORROWER. The borrower is KRG Kedron Village, LLC, a special purpose entity. The sponsor of the borrower is Kite Realty Group, L.P., an operating subsidiary of Kite Realty Group Trust ("Kite"), a full service
     REIT focused on development, construction, acquisition, ownership, and operation of high quality neighborhood and community shopping centers. As of June 30, 2007, Kite owned interests in approximately 48 retail operating properties totaling approximately 7.0 million square feet. Kite also owned approximately 563,000 square feet of commercial operating properties and a parking garage. The company owned interests in 12 retail properties currently under development that are expected to total approximately 2.2 million square feet.

o    THE PROPERTY. The Mortgaged Property is an anchored retail property of approximately 157,409 square feet consisting of six two-story buildings, improved on approximately 20.5 acres. The Mortgaged Property was constructed in 2006. The Mortgaged Property is shadow anchored by a Target store comprised of approximately 124,717 square feet on approximately 13.0 acres that is separately owned. As of September 1, 2007, the occupancy rate for the Mortgaged Property securing the Kedron Village - Phase II Loan was approximately 86.4%.

     The largest tenant is Ross Dress for Less, currently occupying approximately 30,187 square feet, or approximately 19.2% of the net rentable area. Ross Dress for Less is a chain of stores operated by Ross
     Stores, Inc. ("Ross"), which operates two discount clothing chains with more than 700 outlets located in strip malls in 27 states, mostly in the western U.S. and Guam. Ross Dress for Less sells closeout merchandise, including men's, women's and children's clothing, at discount prices. As of
     October 9, 2007, Ross Dress for Less was rated "BBB" (S&P). The Ross Dress for Less lease expires in January 2017. The second largest tenant is Bed
     Bath & Beyond ("BB&B"), currently occupying approximately 23,401 square feet or approximately 14.9% of the net rentable area. Founded in 1971, BB&B is a nationwide chain of superstores selling domestics merchandise and home furnishings. BB&B operates specialty retail stores in the United States, including Harmon Stores, Inc. and Christmas Tree Shops, Inc. Its domestics merchandise line includes items such as bed linens, bath accessories and kitchen textiles, and BB&B's home furnishings line includes items such as cookware, dinnerware, glassware and basic house wares. As of October 9,
     2007, BB&B was rated "BBB" (S&P). The BB&B lease expires in January 2017.
     The third largest tenant is PETCO Animal Supplies, Inc. ("PETCO"), occupying approximately 15,258 square feet, or 9.7% of the net rentable area. PETCO is one of the largest specialty pet supplies retailers in the
     United States with approximately 780 stores in 49 states and the District of Columbia. It offers more than 10,000 pet-related products. As of October
     9, 2007, PETCO was rated "B" (S&P). The PETCO lease expires in January
     2017.

o    LOCKBOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o    RECOURSE. The Mortgage Loan is structured as fully recourse to Kite Realty
     Group, L.P. until such time as the following conditions are met: (i) a DSC ratio of at least 1.20x interest only/1.00x amortizing based upon trailing
     12-months, (ii) the borrower provides additional collateral in the form of an evergreen letter of credit or cash sufficient to result in a stabilized
     DSC ratio of 1.35x interest only/1.10x amortizing and (iii) certain other conditions as specified in the related Mortgage Loan documents.

o    PROPERTY MANAGEMENT. The Mortgaged Property is managed by KRG Management,
     LLC, an affiliate of the sponsor.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                      UNIVERSITY HOUSE AT TEMPE APARTMENTS
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                      UNIVERSITY HOUSE AT TEMPE APARTMENTS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                      UNIVERSITY HOUSE AT TEMPE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $29,412,500
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                          SCI Real Estate Investments LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.378%
MATURITY DATE(1)                                              September 11, 2017
AMORTIZATION TYPE                                              Interest-Only ARD
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           118 / IO
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX / INSURANCE                                            Yes
ONGOING ANNUAL RESERVES
   TAX / INSURANCE                                            Yes
   REPLACEMENT                                            $69,910
ADDITIONAL FINANCING(2)                            Mezzanine Debt    $14,500,000

                                                      TRUST ASSET    TOTAL DEBT
                                                      -----------   -----------
CUT-OFF DATE BALANCE                                  $29,412,500   $43,912,500
CUT-OFF DATE BALANCE / UNIT                           $    73,531   $   109,781
CUT-OFF DATE LTV                                             64.6%         96.5%
MATURITY DATE LTV                                            64.6%         96.5%
UW DSCR ON NCF(3)                                            1.51x         0.95x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                               Tempe, AZ
PROPERTY TYPE                                      Multifamily - Student Housing
SIZE (UNITS)                                                                 400
OCCUPANCY AS OF AUGUST 30, 2007                                            93.1%
YEAR BUILT / YEAR RENOVATED                                            2001 / NA
APPRAISED VALUE                                                      $45,500,000
PROPERTY MANAGEMENT                                JPI Management Services, L.P.
UW ECONOMIC OCCUPANCY                                                      90.2%
UW REVENUES                                                           $4,685,184
UW TOTAL EXPENSES                                                     $1,756,395
UW NET OPERATING INCOME (NOI)                                         $2,928,789
UW NET CASH FLOW (NCF)                                                $2,828,789
--------------------------------------------------------------------------------

(1)  The University House at Tempe Apartments Loan has an anticipated repayment date of September 11, 2017, and matures on September 11, 2022.

(2)  Future mezzanine debt is permitted subject to certain conditions including, but not limited to: (i) the existing mezzanine debt has been repaid in full, (ii) an aggregate DSC ratio of no less than 1.15x, (iii) the aggregate LTV ratio shall not exceed 90.0% and (iv) certain other conditions as specified in the related Mortgage Loan documents.

(3)  The mezzanine debt is a floating rate loan that accrues interest at a rate of 1-month LIBOR plus 2.500% per annum for the initial loan term. If borrower exercises the extension option, the spread is subject to change.
     For purposes of calculating the total debt service coverage ratio, an assumed LIBOR of 5.13625% was utilized to calculate the mezzanine loan debt service.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                      UNIVERSITY HOUSE AT TEMPE APARTMENTS
--------------------------------------------------------------------------------

                                    UNIT MIX

                                                  APPROXIMATE     APPROXIMATE
             UNIT MIX             NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)    % OF NRA       ASKING RENT
--------------------------------------------------------------------------------------------------------------

1 BR / 1 BA ...................        192              854         163,968       38.8%           $750
2 BR / 2 BA ...................        132            1,159         152,988       36.2           $1,080
3 BR / 2 BA ...................         76            1,392         105,808       25.0           $1,547
                                       ---                          -------      -----
   TOTAL / WEIGHTED AVERAGE ...        400            1,057         422,764      100.0%    $1,010 / $0.96 / SF
                                       ===                          =======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                      UNIVERSITY HOUSE AT TEMPE APARTMENTS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "University House at Tempe Apartments
     Loan") is secured by a first deed of trust encumbering a 400-unit student housing multifamily complex located in Tempe, Arizona. The University House at Tempe Apartments Loan represents approximately 2.0% of the Cut-Off Date
     Pool Balance. The University House at Tempe Apartments Loan was originated on September 6, 2007, and has a principal balance as of the Cut-Off Date of
     $29,412,500. The University House at Tempe Apartments Loan provides for interest-only payments for the entire loan term.

     The University House at Tempe Apartments Loan has a remaining term of 118 months, an anticipated repayment date of September 11, 2017 and matures on
     September 11, 2022. The University House at Tempe Apartments Loan may be
     prepaid on or after July 11, 2017, and permits defeasance with United
     States government obligations beginning 2 years after the Closing Date.

o    THE BORROWER. The borrower is SCI Gateway on Apache Fund, LLC, a special purpose entity. The sponsor of the borrower is SCI Real Estate Investments
     LLC ("SCI"). Established in 1994 and headquartered in southern California,
     SCI is a real estate investment company that acquires and manages investment property primarily in California and Nevada. SCI generates its funds primarily from like-kind exchanges under Section 1031 of the Internal
     Revenue Code its existing properties. The principals of SCI are Marc J.
     Paul and Robert A. Robotti.

     Mr. Robotti and Mr. Paul were co-founders of RE/MAX Commercial Brokerage.
     Mr. Robotti is a co-founder and Chief Financial Officer of SCI and SCI
     Property Management Company and is also the Managing Director of RE/MAX
     Commercial Brokerage. Mr. Paul is co-founder and President of SCI, SCI
     Property Management Company and RE/MAX Commercial Brokerage.

o    THE PROPERTY. The Mortgaged Property is an approximately 400-unit student housing multifamily complex that consists of garden style units in 23 two and three-story buildings situated on approximately 19.4 acres. The
     Mortgaged Property was constructed in 2001 and is located in Tempe,
     Arizona. The amenities include a leasing office, clubhouse, fitness center, sand volleyball court, picnic area with grills, tanning bed, recreation room, study/business center, two swimming pools with spa and covered parking within a gated community. Interior amenities include a refrigerator, range/oven, built in microwaves, dishwasher, disposal, ceiling fans, washer/dryers in each unit, built in desks and balconies. As of August 30, 2007, the occupancy rate for the Mortgaged Property securing the University House at Tempe Apartments Loan was approximately 93.1%.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MEZZANINE DEBT. A mezzanine loan with an original balance of $14,500,000 was provided by Wachovia Bank, National Association on September 6, 2007.
     The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge of the equity interests in the borrower for the University House at
     Tempe Apartments Loan. The mezzanine loan accrues interest during its initial loan term at a floating rate of one-month LIBOR plus 2.500% per annum. The University at Tempe Apartments Mezzanine Loan matures on
     February 11, 2008, with one seven-month extension option. The University at
     Tempe Apartments Mezzanine Loan provides for interest-only payments for the entire loan.

o    PROPERTY MANAGEMENT. JPI Management Services, L.P. ("JPI") is the property manager for the Mortgaged Property securing the University House at Tempe
     Apartments Loan. JPI has over 20 years experience and currently manages approximately 15 student housing communities located in nine states.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            REFLECTIONS AT THE LAKES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $28,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                             JB Matteson Investors V, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.750%
MATURITY DATE                                                    August 11, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            57 / IO
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX                                        Yes
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                    Yes/Springing
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $28,000,000
CUT-OFF DATE BALANCE / UNIT                                              $85,890
CUT-OFF DATE LTV                                                           71.8%
MATURITY DATE LTV                                                          71.8%
UW DSCR ON NCF                                                             1.28x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Las Vegas, NV
PROPERTY TYPE                                         Multifamily - Conventional
SIZE (UNITS)                                                                 326
OCCUPANCY AS OF JULY 30, 2007                                              93.6%
YEAR BUILT / YEAR RENOVATED                                            1989 / NA
APPRAISED VALUE                                                      $39,000,000
PROPERTY MANAGEMENT                                    Alliance Residential, LLC
UW ECONOMIC OCCUPANCY                                                      93.3%
UW REVENUES                                                           $3,408,010
UW TOTAL EXPENSES                                                     $1,266,350
UW NET OPERATING INCOME (NOI)                                         $2,141,660
UW NET CASH FLOW (NCF)                                                $2,060,160
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            REFLECTIONS AT THE LAKES
--------------------------------------------------------------------------------

                                    UNIT MIX

                                                APPROXIMATE    APPROXIMATE
UNIT MIX                       NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)    % OF NRA      ASKING RENT
---------------------------------------------------------------------------------------------------------

1 BR / 1 BA ................       170               708         120,280       43.4%          $795
2 BR / 2 BA ................       156             1,005         156,800       56.6           $916
                                   ---                           -------      -----
TOTAL / WEIGHTED AVERAGE ...       326               850         277,080      100.0%    $853 / $1.00 / SF
                                   ===                           =======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                             GLENBROOKE AT PALM BAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                        BCRE
CUT-OFF DATE BALANCE(1)                                              $27,110,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                   Walton Street Real Estate Fund V, L.P.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.948%
MATURITY DATE                                                        May 1, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            54 / IO
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX/INSURANCE                                             Yes
   ENGINEERING                                           $26,195
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(2)                                Yes/Springing
   REPLACEMENT                                           $42,504
ADDITIONAL FINANCING                                      B-Note     $ 3,000,000

                                                                       WHOLE
                                                     TRUST ASSET   MORTGAGE LOAN
                                                     -----------   -------------
CUT-OFF DATE BALANCE                                 $27,110,000    $30,110,000
CUT-OFF DATE BALANCE/UNIT                            $   159,471    $   177,118
CUT-OFF DATE LTV                                            72.0%          80.0%
MATURITY DATE LTV                                           72.0%          80.0%
UW DSCR ON NCF                                              1.33x          1.20x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Palm Bay, FL
PROPERTY TYPE                                        Multifamily-Senior Housing/
                                                              Independent Living
SIZE (UNITS)                                                                 170
OCCUPANCY AS OF AUGUST 31, 2007                                            91.8%
YEAR BUILT / YEAR RENOVATED                                              2003/NA
APPRAISED VALUE                                                      $37,640,000
PROPERTY MANAGEMENT                          Senior Lifestyle Management, L.L.C.
UW ECONOMIC OCCUPANCY                                                      91.8%
UW REVENUES                                                           $4,558,817
UW TOTAL EXPENSES                                                     $2,345,144
UW NET OPERATING INCOME (NOI)                                         $2,213,673
UW NET CASH FLOW (NCF)                                                $2,171,173
--------------------------------------------------------------------------------

(1)  The total balance of the Glenbrooke at Palm Bay loan is $30,110,000 as of the Cut-Off Date ("Whole Loan") and consists of a senior A Note with a
     Cut-Off Date Balance of $27,110,000 and a subordinate B Note with a Cut-Off
     Date Pool Balance of $3,000,000. Unless otherwise specified, the DSC ratio, the LTV ratio and other calculations with respect to the Glenbrooke at Palm
     Bay loan are based on the A Note and exclude the B Note.

(2)  Monthly deposits for Insurance premiums are not required, provided the borrower delivers to the mortgagee evidence satisfactory to mortgagee of the renewal of expiring insurance policies.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                             GLENBROOKE AT PALM BAY
--------------------------------------------------------------------------------

                                   UNIT MIX(3)

                                            APPROXIMATE    APPROXIMATE                AVERAGE
UNIT MIX                   NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)    % OF NRA   MONTHLY RENT
------------------------------------------------------------------------------------------------

INDEPENDENT LIVING UNITS
   One Bedroom                  96               661          63,472       41.2%       $2,347
   Two Bedroom                  74             1,225          90,620       58.8%       $2,464
                               ---                           -------      -----
TOTAL/WEIGHTED AVERAGE         170               907         154,092      100.0%       $2,398
                               ===                           =======      =====

(3)  The above information is based on the Appraisal from Integra Realty
     Resources dated February 28, 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                               ONE & TWO RIVERWOOD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $26,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                 NNN Realty Advisors, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE(1)                                                          6.190%
MATURITY DATE                                                 September 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          72
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX(2)                                                             Springing
UP-FRONT RESERVES
   TAX/INSURANCE                                           Yes
   FREE RENT & OUTSTANDING TI(3)                      $352,765
   TI / LC(4)                                       $1,700,000
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                           Yes
   REPLACEMENT(5)                                          Yes
   TI/LC(4)                                                Yes
ADDITIONAL FINANCING                       Secured Subordinate        $3,125,000

                                                   TRUST ASSET    TOTAL DEBT
                                                   -----------   -----------
CUT-OFF DATE BALANCE                               $26,500,000   $29,625,000
CUT-OFF DATE BALANCE/SF                            $       135   $       151
CUT-OFF DATE LTV                                          72.6%         81.2%
MATURITY DATE LTV                                         69.1%         77.7%
UW DSCR ON NCF                                            1.30x         1.05x(6)
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Pewaukee, WI
PROPERTY TYPE                                                  Office - Suburban
SIZE (SF)                                                                196,013
OCCUPANCY AS OF AUGUST 1, 2007                                             94.0%
YEAR BUILT / YEAR RENOVATED                                            1999 / NA
APPRAISED VALUE                                                      $36,500,000
PROPERTY MANAGEMENT                           Triple Net Properties Realty, Inc.
UW ECONOMIC OCCUPANCY                                                      94.0%
UW REVENUES                                                           $4,078,953
UW TOTAL EXPENSES                                                     $1,527,732
UW NET OPERATING INCOME (NOI)                                         $2,551,221
UW NET CASH FLOW (NCF)                                                $2,521,819
--------------------------------------------------------------------------------

(1)  The interest rate varies during the loan term. The rate is 5.830% per annum through 9/11/2010, 6.190% per annum thereafter. See "DESCRIPTION OF THE
     MORTGAGE POOL - Additional Mortgage Loan Information" in the Prospectus
     Supplement.

(2)  A lockbox may be required upon either: (i) an event of default, (ii) the
     DSC ratio falls below 1.15x or (iii) certain other conditions as specified in the related Mortgage Loan documents.

(3)  Free Rent will be disbursed from October 11, 2007, through February 11,
     2008, for certain tenants, as further described in the Mortgage Loan documents.

(4)  At origination, $1,700,000 was escrowed to fund a TI/LC reserve. Beginning on the 49th payment date and continuing thereafter, a payment of $14,701 per month will be deposited into the TI/LC reserve by the borrower. The reserve can be used for funding certain leasing expenses.

(5)  Beginning on the 25th payment date and continuing thereafter, a payment of
     $2,450 per month will be deposited into a replacement reserve by the borrower.

(6)  The secured subordinate debt is a floating rate loan that accrues interest at a rate of 1-month LIBOR plus 5.000% per annum through February 12, 2008 and 1-month LIBOR plus 10.000% per annum thereafter. For purposes of calculating the total debt service coverage ratio, an assumed LIBOR of
     5.13625% was utilized to calculate the secured subordinate debt service.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                               ONE & TWO RIVERWOOD
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                           % OF NET
                                            RATINGS(1)      NET RENTABLE   RENTABLE   BASE RENT
TENANT                                  FITCH/MOODY'S/S&P     AREA (SF)      AREA        PSF
-----------------------------------------------------------------------------------------------

MAJOR TENANTS
   Humana Wisconsin Health
      Organization ..................     BBB-/Baa3/BBB         57,406       29.3%      $14.83
   Michael Best & Friedrick LLP .....        NR/NR/NR           20,601       10.5       $13.50
   Connecture Acquisition LLC. ......        NR/NR/NR           18,091        9.2       $13.91
   Robert W. Baird & Co. Incorporated
                                             NR/NR/NR           16,982        8.7       $13.00
   Ayers Associates, Inc ............        NR/NR/NR            8,948        4.6       $13.39
                                                               -------      -----
   TOTAL MAJOR TENANTS ..............                          122,028       62.3%      $14.11
NON-MAJOR TENANTS ...................                           62,167       31.7       $14.06
                                                               -------      -----
OCCUPIED TOTAL ......................                          184,195       94.0%      $14.09
VACANT SPACE ........................                           11,818        6.0
                                                               -------      -----
PROPERTY TOTAL ......................                          196,013      100.0%
                                                               =======      =====

                                                           % OF TOTAL
                                                           ANNUAL BASE
TENANT                                  ANNUAL BASE RENT      RENT        LEASE EXPIRATION
-------------------------------------------------------------------------------------------

MAJOR TENANTS
   Humana Wisconsin Health
      Organization ..................      $  851,614          32.8%     Multiple Spaces(2)
   Michael Best & Friedrick LLP .....         278,114          10.7           May 2012
   Connecture Acquisition LLC. ......         251,646           9.7          April 2012
   Robert W. Baird & Co. Incorporated
                                              220,766           8.5      Multiple Spaces(3)
   Ayers Associates, Inc ............         119,814           4.6          March 2015
                                           ----------         -----
   TOTAL MAJOR TENANTS ..............      $1,721,953          66.3%
NON-MAJOR TENANTS ...................         873,922          33.7
                                           ----------         -----
OCCUPIED TOTAL ......................      $2,595,875         100.0%
VACANT SPACE ........................      ==========         =====

PROPERTY TOTAL ......................

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 3,735 square feet expire in October
     2008, and 53,671 square feet expire in October 2012.

(3)  Under the terms of multiple leases, 13,442 square feet expire in February
     2013, and 3,540 square feet expire in May 2013.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        RENT EXPIRING*
----------------------------------------------------------------------------------------------------------------------------------

   2007           2             $ 4.59          4,706        2.4%               2.4%              0.8%                0.8%
   2008           1             $13.90          3,735        1.9%               4.3%              2.0%                2.8%
   2009           4             $16.74         19,002        9.7%              14.0%             12.3%               15.1%
   2010           2             $14.22          7,073        3.6%              17.6%              3.9%               19.0%
   2011           2             $14.57         11,767        6.0%              23.6%              6.6%               25.6%
   2012           6             $14.31        100,416       51.2%              74.8%             55.4%               80.9%
   2013           2             $13.00         16,982        8.7%              83.5%              8.5%               89.4%
   2014           2             $13.37         11,566        5.9%              89.4%              6.0%               95.4%
   2015           1             $13.39          8,948        4.6%              94.0%              4.6%              100.0%
   2016           0             $ 0.00              0        0.0%              94.0%              0.0%              100.0%
   2017           0             $ 0.00              0        0.0%              94.0%              0.0%              100.0%
Thereafter        0             $ 0.00              0        0.0%              94.0%              0.0%              100.0%
  Vacant          0                 NA         11,818        6.0%             100.0%              0.0%              100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                       THE PRESERVE AT THE FORT APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $26,250,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                           Hamilton Zanze
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.830%
MATURITY DATE                                                 September 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX(1)                                                             Springing
UP-FRONT RESERVES
   TAX / INSURANCE                                      Yes
   RENOVATION(2)                                 $1,000,000
ONGOING ANNUAL RESERVES
   TAX / INSURANCE                                      Yes
   RENOVATION(2)                                  Springing
ADDITIONAL FINANCING(3)                                                     None
CUT-OFF DATE BALANCE                                                 $26,250,000
CUT-OFF DATE BALANCE / UNIT                                              $83,866
CUT-OFF DATE LTV                                                           75.6%
MATURITY DATE LTV                                                          70.6%
UW DSCR ON NCF                                                             1.13x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Fort Collins, CO
PROPERTY TYPE                                      Multifamily - Student Housing
SIZE (UNITS)                                                                 313
OCCUPANCY AS OF AUGUST 13, 2007                                            94.9%
YEAR BUILT / YEAR RENOVATED                                            1994 / NA
APPRAISED VALUE                                                      $34,700,000
PROPERTY MANAGEMENT                                Riverstone Residental SW, LLC
UW ECONOMIC OCCUPANCY                                                      94.0%
UW REVENUES                                                           $3,113,757
UW TOTAL EXPENSES                                                     $1,017,962
UW NET OPERATING INCOME (NOI)                                         $2,095,795
UW NET CASH FLOW (NCF)                                                $2,095,795
--------------------------------------------------------------------------------

(1)  A lockbox may be required upon either: (i) an event of default, (ii) the
     DSC ratio falls below 1.10x or (iii) if the Mezzanine Debt has not been fully repaid prior to November 11, 2007.

(2)  At origination, $1,000,000 was escrowed to fund a renovation reserve. If the balance of the reserve falls below $75,000, then $6,521 will be deposited into the reserve each month until the balance equals or exceeds
     $200,000.

(3)  Future mezzanine debt is permitted subject to certain condition including, but not limited to: (i) the aggregate LTV ratio shall not exceed 80.0%,
     (ii) an aggregate DSC ratio shall not be less than 1.20x, (iii) an intercreditor agreement acceptable to the mortgagee and (iv) other conditions as specified in the related Mortgage Loan documents.

(4)  The mezzanine debt is a floating rate loan that accrues interest at a rate of 1-month LIBOR plus 5.000% per annum through November 10, 2007 and at one-month LIBOR plus 10.000% per annum thereafter. For purposes of calculating the total debt service coverage ratio, an assumed LIBOR of
     5.13625% was utilized to calculate the mezzanine loan debt service.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                       THE PRESERVE AT THE FORT APARTMENTS
--------------------------------------------------------------------------------

                                    UNIT MIX

                                                APPROXIMATE    APPROXIMATE
UNIT MIX                       NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)    % OF NRA     ASKING RENT
-------------------------------------------------------------------------------------------------------

1 BR / 1 BA ................        118              733          86,494       27.2%         $763
2 BR / 2 BA ................         48            1,040          49,920       15.7          $910
2 BR / 2 BA ................         73            1,125          82,125       25.8          $964
2 BR / 2 BA ................         50            1,293          64,650       20.3          $998
2 BR / 2 BA ................         12            1,364          16,368        5.1         $1,140
3 BR / 2 BA ................         12            1,549          18,588        5.8         $1,275
                                    ---                          -------      -----
TOTAL / WEIGHTED AVERAGE ...        313            1,016         318,145      100.0%    $904 / $0.89/SF
                                    ===                          =======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                        THE FALLS AT HIGHPOINT APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $26,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                      Brian E. Eliason & David J. Eliason
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE(1)                                                          5.850%
MATURITY DATE                                                     March 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          112 / 360
LOCKBOX(2)                                                             Springing
UP-FRONT RESERVES
   TAX / INSURANCE                     Yes
ONGOING ANNUAL RESERVES
   TAX / INSURANCE                     Yes
   REPLACEMENT                    $171,336
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $26,000,000
CUT-OFF DATE BALANCE/UNIT                                                $36,723
CUT-OFF DATE LTV                                                           73.8%
MATURITY DATE LTV                                                          66.5%
UW DSCR ON NCF                                                             1.27x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Dallas, TX
PROPERTY TYPE                                         Multifamily - Conventional
SIZE (UNITS)                                                                 708
OCCUPANCY AS OF AUGUST 2, 2007                                             93.1%
YEAR BUILT / YEAR RENOVATED                                          1984 / 2002
APPRAISED VALUE                                                      $35,250,000
PROPERTY MANAGEMENT                                     Lincoln Property Company
UW ECONOMIC OCCUPANCY                                                      77.5%
UW REVENUES                                                           $5,396,572
UW TOTAL EXPENSES                                                     $2,889,165
UW NET OPERATING INCOME (NOI)                                         $2,507,407
UW NET CASH FLOW (NCF)                                                $2,336,071
--------------------------------------------------------------------------------

(1)  The interest rate varies during the loan term. The rate is 5.500% per annum during the interest-only period and 5.850% per annum thereafter. See
     "DESCRIPTION OF THE MORTGAGE POOL - Additional Mortgage Loan Information"
     in the Prospectus Supplement.

(2)  A lockbox may be required upon either: (i) an event of default, (ii) the
     DSC ratio falls below 1.05x or (iii) certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                        THE FALLS AT HIGHPOINT APARTMENTS
--------------------------------------------------------------------------------

                                    UNIT MIX

                                                APPROXIMATE    APPROXIMATE
UNIT MIX                       NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)    % OF NRA     ASKING RENT
-------------------------------------------------------------------------------------------------------

1 BR / 1 BA ................        408          600 - 862       292,676       49.5%      $611 - $731
2 BR / 1 BA ................         72          866 - 997        65,496       11.1       $791 - $853
2 BR / 2 BA ................        228         958 - 1,094      233,256       39.4       $832 - $954
                                    ---                          -------      -----
TOTAL / WEIGHTED AVERAGE ...        708             835          591,428      100.0%    $750 / $0.90/SF
                                    ===                          =======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 COLE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $25,442,500
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                      10
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                    Cole Capital Advisors
TYPE OF SECURITY                                                             Fee
SUBSTITUTION(1)                                                              Yes
MORTGAGE RATE(2)                                                         Various
MATURITY DATE                                                            Various
AMORTIZATION TYPE                                              Interest-Only ARD
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM(3) / AMORTIZATION                                    Various / IO
LOCKBOX(4)                                                             Springing
UP-FRONT RESERVES                                   None
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                               Springing
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $25,442,500
CUT-OFF DATE BALANCE/SF                                                     $134
CUT-OFF DATE LTV                                                           58.2%
MATURITY DATE LTV                                                          58.2%
UW DSCR ON NCF                                                             2.03x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                10
LOCATION                                                                 Various
PROPERTY TYPE                                             Retail - Single Tenant
SIZE (SF)                                                                190,161
OCCUPANCY AS OF VARIOUS DATES                                             100.0%
YEAR BUILT / YEAR RENOVATED                                         Various / NA
APPRAISED VALUE                                                      $43,723,000
PROPERTY MANAGEMENT                                   Equity Fund Advisors, Inc.
UW ECONOMIC OCCUPANCY                                                      97.9%
UW REVENUES                                                           $2,906,455
UW TOTAL EXPENSES                                                       $134,078
UW NET OPERATING INCOME (NOI)                                         $2,772,377
UW NET CASH FLOW (NCF)                                                $2,752,526
--------------------------------------------------------------------------------

(1)  The Cole Portfolio Loans allow for substitution subject to certain conditions including, but not limited to: (i) a minimum DSC ratio of 1.75x,
     (ii) a LTV ratio of no greater than 65.0%, (iii) certain replacement tenant credit rating requirements and minimum lease agreement terms and (iv)
     certain other conditions as specified in the related Mortgage Loan documents.

(2)  The weighted average rate for the 10 Mortgage Loans that comprise the Cole
     Portfolio is 5.329% per annum.

(3)  The weighted average remaining term for the 10 Mortgage Loans that comprise the Cole Portfolio is 114 months.

(4)  A lockbox will be required on or before the optional prepayment determination date or upon certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 COLE PORTFOLIO
--------------------------------------------------------------------------------

                             COLE PORTFOLIO SUMMARY

                                                                                                         CUT-OFF
                                                                      CUT-OFF       YEAR        NET        DATE
                                                                        DATE      BUILT /     RENTABLE   BALANCE
PROPERTY NAME                                  PROPERTY TYPE          BALANCE    RENOVATED   AREA (SF)    PER SF
----------------------------------------------------------------------------------------------------------------

Walgreens - Gretna, LA ...............   Retail - Single Tenant    $ 4,108,000   2001 / NA     14,490      $284
Walgreens - Ellenton, FL .............   Retail - Single Tenant      3,751,000   2001 / NA     14,490      $259
CVS - Flowery Branch, GA .............   Retail - Single Tenant      3,152,500   2006 / NA     12,900      $244
Walgreens - Mineral Wells, TX ........   Retail - Single Tenant      2,880,000   2006 / NA     14,820      $194
Wal-Mart - Chanute, KS ...............   Retail - Single Tenant      2,858,000   1991 / NA     93,589      $ 31
Logan's Roadhouse - Florence, AL .....   Retail - Single Tenant      2,420,000   1996 / NA      8,014      $302
Logan's Roadhouse - Tuscaloosa, AL ...   Retail - Single Tenant      2,087,500   1997 / NA      7,839      $266
Logan's Roadhouse - Killeen, TX ......   Retail - Single Tenant      1,605,500   2004 / NA      7,969      $201
Logan's Roadhouse - Waco, TX .........   Retail - Single Tenant      1,556,000   2004 / NA      8,060      $193
Logan's Roadhouse - Houston, TX ......   Retail - Single Tenant      1,024,000   2000 / NA      7,990      $128
                                                                   -----------                -------
TOTAL/AVERAGE ........................                             $25,442,500                190,161      $134
                                                                   ===========                =======

                                                        APPRAISED                              UNDERWRITTEN
                                           APPRAISED      VALUE                 UNDERWRITTEN     NET CASH
PROPERTY NAME                                VALUE        PER SF    OCCUPANCY     OCCUPANCY        FLOW
-----------------------------------------------------------------------------------------------------------

Walgreens - Gretna, LA ...............   $ 6,500,000      $449       100.0%        100.0%      $  426,319
Walgreens - Ellenton, FL .............     6,000,000      $414       100.0%        100.0%         370,372
CVS - Flowery Branch, GA .............     4,850,000      $376       100.0%        100.0%         309,968
Walgreens - Mineral Wells, TX ........     4,580,000      $309       100.0%        100.0%         283,638
Wal-Mart - Chanute, KS ...............     4,400,000      $ 47       100.0%        100.0%         282,242
Logan's Roadhouse - Florence, AL .....     4,840,000      $604       100.0%         90.0%         300,668
Logan's Roadhouse - Tuscaloosa, AL ...     4,180,000      $533       100.0%         90.0%         259,629
Logan's Roadhouse - Killeen, TX ......     3,211,000      $403       100.0%         90.0%         199,473
Logan's Roadhouse - Waco, TX .........     3,112,000      $386       100.0%         90.0%         193,308
Logan's Roadhouse - Houston, TX ......     2,050,000      $257       100.0%         90.0%         126,910
                                         -----------                                           ----------
TOTAL/AVERAGE ........................   $43,723,000      $230       100.0%         97.9%      $2,752,526
                                         ===========                                           ==========

                          COLE PORTFOLIO TENANT SUMMARY

                         # OF                                       % OF NET
                        TENANT       RATINGS(1)      NET RENTABLE   RENTABLE
        TENANT          SPACES   FITCH/MOODY'S/S&P     AREA (SF)      AREA
----------------------------------------------------------------------------

Wal-Mart ............      1         AA/Aa2/AA           93,589       49.2%
Walgreens ...........      3         NR/Aa3/A+           43,800       23.0
Logan's Roadhouse ...      5          NR/NR/B-           39,872       21.0
CVS .................      1       BBB/Baa2/BBB+         12,900        6.8
                                                        -------      -----
   TOTAL TENANTS ....                                   190,161      100.0%
OCCUPIED TOTAL ......                                   190,161      100.0%
VACANT SPACE ........                                         0        0.0
                                                        -------      -----
PROPERTY TOTAL ......                                   190,161      100.0%
                                                        =======      =====

                                                     % OF
                          BASE       ANNUAL     TOTAL ANNUAL
        TENANT          RENT PSF    BASE RENT     BASE RENT     LEASE EXPIRATION
---------------------------------------------------------------------------------

Wal-Mart ............    $ 3.15    $  294,547       10.1%         January 2019
Walgreens ...........    $25.05     1,097,016       37.5       Multiple Spaces(2)
Logan's Roadhouse ...    $30.52     1,217,032       41.6          November 2026
CVS .................    $24.38       314,551       10.8          January 2032
                                   ----------      -----
   TOTAL TENANTS ....    $15.37    $2,923,145      100.0%
OCCUPIED TOTAL ......    $15.37    $2,923,145      100.0%
VACANT SPACE ........              ==========      =====

PROPERTY TOTAL ......

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 14,490 square feet expire in November
     2061 at Walgreens - Gretna, LA Mortgaged Property, 14,490 square feet expire in December 2061 at Walgreens - Ellenton, FL Mortgaged Property and
     14,820 square feet expire in May 2081 at Walgreens - Mineral Wells, TX
     Mortgaged Property.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 COLE PORTFOLIO
--------------------------------------------------------------------------------

                    COLE PORTFOLIO LEASE EXPIRATION SCHEDULE

         # OF LEASES   WA BASE RENT /   TOTAL SF    % OF TOTAL    CUMULATIVE % OF      % OF BASE       CUMULATIVE % OF
 YEAR      EXPIRING      SF EXPIRING    EXPIRING   SF EXPIRING*     SF EXPIRING*    RENT EXPIRING*   BASE RENT EXPIRING*
------------------------------------------------------------------------------------------------------------------------

 2019         1            $ 3.15        93,589       49.2%             49.2%            10.1%               10.1%
 2026         5            $30.52        39,872       21.0%             70.2%            41.6%               51.7%
 2032         1            $24.38        12,900        6.8%             77.0%            10.8%               62.5%
 2061         2            $27.92        28,980       15.2%             92.2%            27.7%               90.1%
 2081         1            $19.43        14,820        7.8%            100.0%             9.9%              100.0%
Vacant        0                NA             0        0.0%              0.0%             0.0%                0.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            WEST VOLUSIA TOWNE CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $25,300,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                         Dale A. Sutthoff
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.760%
MATURITY DATE                                                 September 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                           6
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX/INSURANCE                                        Yes
ONGOING ANNUAL RESERVES
   TAX / INSURANCE                                      Yes
   REPLACEMENT*                                         Yes
   TI/LC                                            $77,297
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $25,300,000
CUT-OFF DATE BALANCE / SF                                                   $164
CUT-OFF DATE LTV                                                           71.3%
MATURITY DATE LTV                                                          62.4%
UW DSCR ON NCF                                                             1.12x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Orange City, FL
PROPERTY TYPE                                                  Retail - Anchored
SIZE (SF)                                                                154,594
OCCUPANCY AS OF AUGUST 21, 2007                                            97.1%
YEAR BUILT / YEAR RENOVATED                                            2007 / NA
APPRAISED VALUE                                                      $35,500,000
PROPERTY MANAGEMENT                                           Crossman & Company
UW ECONOMIC OCCUPANCY                                                      96.3%
UW REVENUES                                                           $3,044,645
UW TOTAL EXPENSES                                                       $763,773
UW NET OPERATING INCOME (NOI)                                         $2,280,872
UW NET CASH FLOW (NCF)                                                $2,212,624
--------------------------------------------------------------------------------

*    Beginning on the 13th payment date and continuing thereafter, a payment of
     $1,288 per month will be deposited into a replacement reserve by the borrower.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            WEST VOLUSIA TOWNE CENTRE
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                % OF NET                ANNUAL         % OF
                                  RATINGS*       NET RENTABLE   RENTABLE     BASE        BASE      TOTAL ANNUAL       LEASE
TENANT                       FITCH/MOODY'S/S&P     AREA (SF)      AREA     RENT PSF      RENT        BASE RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
Ross Dress for Less ......       NR/NR/BBB           30,187       19.5%     $11.50    $  347,151       14.9%       January 2018
Bed Bath & Beyond ........       NR/NR/BBB           25,002       16.2      $11.00       275,022       11.8        January 2018
Michaels .................        NR/B2/B-           21,360       13.8      $12.00       256,320       11.0       February 2017
Old Navy .................      BB+/Ba1/BB+          17,002       11.0      $13.50       229,527        9.9         March 2012
PETCO ....................        NR/NR/B            15,235        9.9      $16.75       255,186       11.0        August 2017
                                                    -------      -----                ----------      -----
   TOTAL MAJOR TENANTS ...                          108,786       70.4%     $12.53    $1,363,206       58.6%
NON-MAJOR TENANTS ........                           41,352       26.7      $23.31       963,714       41.4
                                                    -------      -----                ----------      -----
OCCUPIED TOTAL ...........                          150,138       97.1%     $15.50    $2,326,920      100.0%
VACANT SPACE .............                            4,456        2.9                ==========      =====
                                                    -------      -----
PROPERTY TOTAL ...........                          154,594      100.0%
                                                    =======      =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                                           CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF   % OF BASE RENT      BASE RENT
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*       SF EXPIRING*       EXPIRING*        EXPIRING*
--------------------------------------------------------------------------------------------------------------------------

   2007            0            $ 0.00             0         0.0%             0.0%             0.0%              0.0%
   2008            0            $ 0.00             0         0.0%             0.0%             0.0%              0.0%
   2009            0            $ 0.00             0         0.0%             0.0%             0.0%              0.0%
   2010            0            $ 0.00             0         0.0%             0.0%             0.0%              0.0%
   2011            1            $22.00         2,956         1.9%             1.9%             2.8%              2.8%
   2012           11            $20.51        34,627        22.4%            24.3%            30.5%             33.3%
   2013            1            $18.00         4,012         2.6%            26.9%             3.1%             36.4%
   2014            0            $ 0.00             0         0.0%            26.9%             0.0%             36.4%
   2015            0            $ 0.00             0         0.0%            26.9%             0.0%             36.4%
   2016            0            $ 0.00             0         0.0%            26.9%             0.0%             36.4%
   2017            5            $15.69        50,154        32.4%            59.3%            33.8%             70.2%
Thereafter         3            $11.86        58,389        37.8%            97.1%            29.8%            100.0%
  Vacant           0                NA         4,456         2.9%           100.0%             0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                              WATERSTONE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $23,750,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.6%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                              SCI Real Estate Investments
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.180%
MATURITY DATE(1)                                              September 11, 2017
AMORTIZATION TYPE                                              Interest-Only ARD
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           118 / IO
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX/INSURANCE                                           Yes
   INCOME SUPPORT(2)                                  $250,000
ONGOING ANNUAL RESERVES
   TAX / INSURANCE                                         Yes
   REPLACEMENT                                         $38,192
ADDITIONAL FINANCING                            Mezzanine Debt        $2,550,564

                                                   TRUST ASSET    TOTAL DEBT
                                                   -----------   -----------
CUT-OFF DATE BALANCE                               $23,750,000   $26,300,564
CUT-OFF DATE BALANCE / UNIT                        $    77,110   $    85,391
CUT-OFF DATE LTV                                          66.8%         74.0%
MATURITY DATE LTV                                         66.8%         74.0%
UW DSCR ON NCF                                            1.35x         1.19x(3)
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Austin, TX
PROPERTY TYPE                                         Multifamily - Conventional
SIZE (UNITS)                                                                 308
OCCUPANCY AS OF AUGUST 17, 2007                                            82.8%
YEAR BUILT / YEAR RENOVATED                                            2006 / NA
APPRAISED VALUE                                                      $35,550,000
PROPERTY MANAGEMENT                                    Alliance Residential, LLC
UW ECONOMIC OCCUPANCY                                                      87.5%
UW REVENUES                                                           $3,512,009
UW TOTAL EXPENSES                                                     $1,473,370
UW NET OPERATING INCOME (NOI)                                         $2,038,639
UW NET CASH FLOW (NCF)                                                $1,977,039
--------------------------------------------------------------------------------

(1)  The Waterstone Apartments Loan has an anticipated repayment date of
     September 11, 2017, and matures on September 11, 2022.

(2)  The holdback may be released provided (i) no event of default and (ii) the gross monthly rental collections from the Mortgaged Property equals or exceeds $270,000 for the two preceding months.

(3)  The mezzanine debt is a floating rate loan that accrues interest at a rate of 1-month LIBOR plus 2.500% per annum for the initial loan term. If the borrower exercises its extension option, the spread is subject to change.
     For purposes of calculating the total debt service coverage ratio, an asumed LIBOR of 5.13625% was utilized to calculate the mezzanine loan debt service.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                              WATERSTONE APARTMENTS
--------------------------------------------------------------------------------

                                    UNIT MIX

                                                    APPROXIMATE   APPROXIMATE
UNIT MIX                          NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)    % OF NRA       ASKING RENT
--------------------------------------------------------------------------------------------------------------

1 BR / 1 BA ...................        150              792         118,860       38.7%           $864
2 BR / 2 BA ...................        116            1,123         130,322       42.4           $1,135
3 BR / 2 BA ...................         42            1,386          58,200       18.9           $1,429
                                       ---                          -------      -----
   TOTAL / WEIGHTED AVERAGE ...        308              998         307,382      100.0%    $1,043 / $1.05 / SF
                                       ===                          =======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            HOME DEPOT - PATERSON, NJ
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $23,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.6%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                          Peter O. Hanson
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                             6.000%
MATURITY DATE                                                      June 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           115 / IO
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   FREE RENT(1)                                     $1,169,167
   VAPOR BARRIER(2)                                    $75,000
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(3)                                  Springing
   REPLACEMENT(4)                                    Springing
   BROWNSFIELD TAX REBATE(5)                         Springing
ADDITIONAL FINANCING(6)                                                     None
CUT-OFF DATE BALANCE                                                 $23,000,000
CUT-OFF DATE BALANCE/SF                                                     $169
CUT-OFF DATE LTV                                                           79.9%
MATURITY DATE LTV                                                          79.9%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Paterson, NJ
PROPERTY TYPE                                          Retail - Single Tenant(7)
SIZE (SF)                                                                136,000
OCCUPANCY AS OF APRIL 30, 2007(8)                                         100.0%
YEAR BUILT / YEAR RENOVATED                                            2007 / NA
APPRAISED VALUE                                                      $28,800,000
PROPERTY MANAGEMENT                                                 Self Managed
UW ECONOMIC OCCUPANCY                                                     100.0%
UW REVENUES                                                           $1,675,000
UW TOTAL EXPENSES                                                             $0
UW NET OPERATING INCOME (NOI)                                         $1,675,000
UW NET CASH FLOW (NCF)                                                $1,675,000
--------------------------------------------------------------------------------

(1)  A free rent reserve was established at closing which will be released as follows: $115,000 on July 11, 2007; $118,833 on August 11, 2007; $118,833
     on September 11, 2007; $115,000 on October 11, 2007; $118,833 on November
     11, 2007; $115,000 on December 11, 2007; $118,833 on January 11, 2008;
     $118,833 on February 11, 2008; $111,167 on March 11, 2008; and $118,833 on
     April 11, 2008. See "Risk Factors--The Mortgage Loans--Certain Mortgaged
     Properties May be Redeveloped or Renovated" in the Prospectus Supplement.

(2)  Funds escrowed for the installation of vapor barriers and mitigation systems in accordance with New Jersey Department of Environmental
     Protection guidance.

(3)  Ongoing annual deposits will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(4)  Ongoing annual deposits to the Replacement Reserve will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(5)  The borrower may have certain environnmental compliance funds reimbursed to it from state revenue taxes generated at the Mortgaged Property, as further described in the Mortgage Loan documents. Any such funds will be deposited in a reserve account controlled by the mortgagee and will be held by the
     Mortgagee as additional collateral for the loan.

(6)  Future mezzanine debt is permitted subject to: (i) combined LTV ratio shall not exceed 90.0%, (ii) aggregate DSC ratio shall not be less than 1.10x,
     (iii) an intercreditor agreement acceptable to the mortgagee and (iv) other conditions as specified in the related Mortgage Loan documents.

(7)  As of origination, the Mortgaged Property was being improved by the construction of a Home Depot; however, the improvements are not part of the subject collateral.

(8)  Construction of improvements at the Mortgaged Property is expected to be completed by January 1, 2008. The sole tenant has executed a lease but is not yet paying rent.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                            HOME DEPOT - PATERSON, NJ
--------------------------------------------------------------------------------

                                  TENANT SUMMARY

                                                                   % OF NET                               % OF
                                    RATINGS(1)      NET RENTABLE   RENTABLE     BASE       ANNUAL     TOTAL ANNUAL       LEASE
TENANT                          FITCH/MOODY'S/S&P     AREA (SF)      AREA     RENT PSF    BASE RENT     BASE RENT      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Home Depot (Ground Lease) ...     BBB+/Baa1/BBB+       136,000      100.0%     $12.32    $1,675,000      100.0%      April 2037(2)
                                                       -------      -----
   PROPERTY TOTAL ...........                          136,000      100.0%
                                                       =======      =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  There are eight five-year extension options, after the initial 30-year lease term with the rent stepping with each 5-year option.

                            LEASE EXPIRATION SCHEDULE

         # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
 YEAR      EXPIRING        EXPIRING      EXPIRING      EXPIRING          EXPIRING           EXPIRING          RENT EXPIRING
------------------------------------------------------------------------------------------------------------------------------

 2037         1             $12.32        136,000       100.0%            100.0%             100.0%              100.0%
Vacant        0                 NA              0         0.0%            100.0%               0.0%              100.0%

The following schedule details the contractual rent obligations under the Home
Depot lease.

                                  RENT SCHEDULE

   LEASE        BASE       ANNUAL
   PERIOD     RENT PSF    BASE RENT
-----------------------------------
 Years 1-10    $12.32    $1,675,000
Years 11-15    $12.67    $1,722,771
Years 16-20    $13.07    $1,777,491
Years 21-30    $13.51    $1,837,540

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 POWAY CROSSINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $22,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                              MG Real Estate Partners, LP
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.940%
MATURITY DATE                                                 September 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX/INSURANCE                                            Yes
   TI/LC                                               $250,000
   DEBT SERVICE GUARANTY(1)                          $2,000,000
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                            Yes
   REPLACEMENT                                          $30,999
ADDITIONAL FINANCING(2)                                                     None
CUT-OFF DATE BALANCE                                                 $22,500,000
CUT-OFF DATE BALANCE/SF                                                     $196
CUT-OFF DATE LTV                                                           72.1%
MATURITY DATE LTV                                                          68.3%
UW DSCR ON NCF                                                             1.11x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                               Poway, CA
PROPERTY TYPE                                                  Retail - Anchored
SIZE (SF)                                                                114,811
OCCUPANCY AS OF AUGUST 1, 2007                                             91.1%
YEAR BUILT / YEAR RENOVATED                                            1988 / NA
APPRAISED VALUE                                                      $31,200,000
PROPERTY MANAGEMENT                                               NMC South, LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $2,650,152
UW TOTAL EXPENSES                                                       $577,022
UW NET OPERATING INCOME (NOI)                                         $2,073,131
UW NET CASH FLOW (NCF)                                                $1,979,447
--------------------------------------------------------------------------------

(1)  MG Real Estate Partners L.P. provided a $2,000,000 guaranty at origination which may be released upon the achievement of a DSC ratio of not less than
     1.10x as further described in the related Mortgage Loan documents.

(2)  Future mezzanine debt is permitted subject to certain conditions including, but not limited to: (i) the mezzanine debt is coterminus with the term of the senior debt, (ii) an aggregate DSC ratio of no less than 1.20x, (iii)
     the aggregate LTV ratio shall not exceed 80.0% and (iv) certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34

--------------------------------------------------------------------------------
                                 POWAY CROSSINGS
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                       % OF NET                             % OF TOTAL
                                         RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL    ANNUAL BASE     LEASE
TENANT                              FITCH/MOODY'S/S&P     AREA (SF)      AREA        PSF       BASE RENT       RENT      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
LA Fitness ......................        NR/NR/NR           40,567       35.3%      $17.36    $  704,243       36.1%     July 2018
Rite Aid ........................       CCC/Caa2/B          18,160       15.8       $ 7.00       127,120        6.5      May 2012
K-5 Boardshop ...................        NR/NR/NR           10,320        9.0       $ 9.45        97,524        5.0      March 2010
My Kids Clubhouse ...............        NR/NR/NR            4,493        3.9       $22.80       102,440        5.2      June 2011
Joelle's Salon & Medi Day Spa ...        NR/NR/NR            3,500        3.0       $27.81        97,335        5.0      April 2017
                                                            ------      -----                 ----------      -----
   TOTAL MAJOR TENANTS ..........                           77,040       67.1%      $14.65    $1,128,663       57.8%
NON-MAJOR TENANTS ...............                           27,582       24.0       $29.89       824,508       42.2
                                                            ------      -----                 ----------      -----
OCCUPIED TOTAL ..................                          104,622       91.1%      $18.67    $1,953,171      100.0%
VACANT SPACE ....................                           10,189        8.9                 ==========      =====
                                                           -------      -----
PROPERTY TOTAL ..................                          114,811      100.0%
                                                           =======      =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        RENT EXPIRING*
----------------------------------------------------------------------------------------------------------------------------------

    2007          0             $ 0.00             0         0.0%               0.0%              0.0%                0.0%
    2008          2             $22.95         1,644         1.4%               1.4%              1.9%                1.9%
    2009          1             $30.00         1,920         1.7%               3.1%              2.9%                4.9%
    2010          9             $18.40        22,077        19.2%              22.3%             20.8%               25.7%
    2011          2             $24.36         5,753         5.0%              27.3%              7.2%               32.9%
    2012          5             $14.35        24,612        21.4%              48.8%             18.1%               50.9%
    2013          0             $ 0.00             0         0.0%              48.8%              0.0%               50.9%
    2014          1             $27.01         1,188         1.0%              49.8%              1.6%               52.6%
    2015          1             $35.01         1,995         1.7%              51.6%              3.6%               56.2%
    2016          1             $40.10         1,366         1.2%              52.7%              2.8%               59.0%
    2017          1             $27.81         3,500         3.0%              55.8%              5.0%               63.9%
Thereafter        1             $17.36        40,567        35.3%              91.1%             36.1%              100.0%
  Vacant          0                 NA        10,189         8.9%             100.0%              0.0%              100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2
     to the Prospectus Supplement for certain information regarding multifamily
     Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for
     certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus
     Supplement for certain information relating to the commercial tenants at the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for
     certain information relating to cross-collateralized and cross-defaulted
     Mortgage Loans. See Annex A-6 to the Prospectus Supplement for certain information relating to the One & Two Riverwood, The Falls at Highpoint
     Apartments, One Ridgmar Centre, Governor's Pointe Office Campus and Hidden
     Lakes Apartments Loans.

                        SIGNIFICANT SPONSOR CONCENTRATION

                                      # OF                                            % OF CUT-   WEIGHTED   WEIGHTED    WEIGHTED
                                     LOANS/                              AGGREGATE     OFF DATE    AVERAGE    AVERAGE    AVERAGE
                                    MORTGAGED                          CUT-OFF DATE      POOL      CUT-OFF    UW DSCR    MORTGAGE
                 SPONSOR           PROPERTIES       LOAN NUMBER           BALANCE      BALANCE    DATE LTV    ON NCF       RATE
----------------------------------------------------------------------------------------------------------------------------------

Ashford Hospitality Trust, Inc.       1 / 5               1            $158,105,000     10.7%       79.9%      1.37x      5.952%
SCI Real Estate Investments, LLC      7 / 7          9, 39, 40,        $113,607,900      7.7%       65.0%      1.52x      6.165%
                                                   22, 57, 16, 49
CapLease Credit LLC                   1 / 3               2            $106,000,000      7.2%       57.2%      1.44x      6.320%
Walton Street Real Estate
   Fund V, L.P.                       5 / 5      11, 23, 27, 30, 36    $ 89,150,000      6.0%       74.0%      1.37x      5.948%
NNN Realty Advisors, LLC              5 / 5      12, 21, 29, 42, 50    $ 82,551,500      5.6%       73.5%      1.28x      6.098%
Cole Capital Advisors                26 / 26     56, 63, 64, 65, 66,   $ 76,558,500      5.2%       63.4%      1.86x      5.585%
                                                 68, 69, 72, 80, 82,
                                                 84, 85, 86, 89, 91,
                                                93, 94, 96, 97, 101,
                                                   102, 103, 104,
                                                    105, 107, 109

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Four groups of
     Mortgage Loans, representing approximately 5.8% of the Cut-Off Date Pool
     Balance, are cross-collateralized and/or cross-defaulted with one or more
     Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the
     Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described on the next page) will be
     cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and/or cross-collateralization rights upon a Mortgage Loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

o    LTV RATIO ADJUSTMENTS. The LTV Ratio at certain of the Mortgaged Properties have been determined on an "as-stabilized" basis assuming certain assumptions come to pass. The table below identifies Mortgage Loans where the unaudited adjustments are reflected in the LTV Ratios, as applicable.
     See "RISK FACTORS--Risks Relating to Net Cash Flow" and "--Inspections and
     Appraisals May Not Accurately Reflect Value or Condition of Mortgaged
     Property" in the Prospectus Supplement.

                               ADJUSTED LTV RATIOS

                                                                                         % OF CUT-OFF DATE
                       MORTGAGE LOAN                         # OF LOANS   LOAN NUMBERS      POOL BALANCE
----------------------------------------------------------------------------------------------------------

LTV ratio is based on the "as-stabilized" appraised value       3           4, 17, 20           7.2%

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                       104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

o    SUBORDINATE FINANCING

                         EXISTING SUBORDINATE FINANCING

                                              # OF                           % OF CUT-OFF DATE
      EXISTING SUBORDINATE FINANCING         LOANS        LOAN NUMBERS          POOL BALANCE
----------------------------------------------------------------------------------------------

Secured by Mortgaged Property*                 3           12, 21, 52               3.8%
Secured by Ownership Interests in Borrower     6     9, 16, 35, 39, 46, 57          6.6%

*    Excludes Subordinate Companion Loans shown in the table "Subordinate
     Companion Loans" below.

                          FUTURE SUBORDINATE FINANCING

                                                                 # OF                            % OF CUT-OFF DATE
                                                                LOANS        LOAN NUMBERS          POOL BALANCE
                                                                --------------------------------------------------

Secured by Ownership Interests in Borrower                        25      9, 13, 17, 18, 20,            14.5%
                                                                          28, 39, 52, 56, 63,
                                                                          64, 65, 68, 69, 79,
                                                                          82, 84, 89, 91, 94,
                                                                        97, 101, 104, 105, 107
Secured by Mortgaged Property                                      2             2, 45                   7.9%
Unsecured Debt                                                     2            51, 55                   1.2%
Secured by Ownership Interests in Borrower and Unsecured Debt      1               3                     4.4%

                           SUBORDINATE COMPANION LOANS

                                                                                                      CUT-OFF
                                                                                                    SUBORDINATE
                                                      LOAN     CUT-OFF DATE OF    % CUT-OFF DATE   COMPANION LOAN
                    MORTGAGE LOAN                    NUMBER   PRINCIPAL BALANCE    POOL BALANCE       BALANCE       PRIMARY SERVICER
------------------------------------------------------------------------------------------------------------------------------------

Nestle 94 Pool                                            2      $106,000,000           7.2%        $39,457,509      Wachovia Bank
2100 Ross                                                 5      $ 61,000,000           4.1%        $10,000,000      Wachovia Bank
Llano Logistics                                           7      $ 32,800,000           2.2%        $ 4,000,000     Bank of America
Glenbrooke at Palm Bay                                   11      $ 27,110,000           1.8%        $ 3,000,000     Bank of America
The Barrington                                           23      $ 18,000,000           1.2%        $ 2,000,000     Bank of America
Newforest Estates                                        36      $ 13,510,000           0.9%        $ 2,500,000     Bank of America
Winn-Dixie Distribution Center - Orlando, FL          24.01      $  7,311,235           0.5%        $ 3,605,059      Wachovia Bank
Winn-Dixie Distribution Center - Orlando, FL
   (Note B)                                           24.02      $ 10,038,612           0.7%        $ 3,605,059      Wachovia Bank
Winn-Dixie Headquarters/Manufacturing Facility -
   Jacksonville, FL                                   25.01      $  7,213,731           0.5%        $ 3,556,982      Wachovia Bank
Winn-Dixie Headquarters/Manufacturing Facility -
   Jacksonville, FL (Note B)                          25.02      $  9,904,736           0.7%        $ 3,556,982      Wachovia Bank
Winn-Dixie Distribution - Fitzgerald, GA              44.01      $  4,485,583           0.3%        $ 1,105,887      Wachovia Bank
Winn-Dixie Distribution - Fitzgerald, GA (Note B)     44.02      $  6,158,882           0.4%        $ 1,105,887      Wachovia Bank
Dean Foods - Opa-Locka, FL                            75.01      $  1,530,790           0.1%        $   377,405      Wachovia Bank
Dean Foods - Opa-Locka, FL (Note B)                   75.02      $  2,101,835           0.1%        $   377,405      Wachovia Bank

See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates Additional
Risks" and "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" in the Prospectus
Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                      105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C34
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

                                PARI PASSU LOANS

                                                                                                         CUT-OFF DATE
                                                                                               % OF      PARI PASSU
                                               LOAN    CUT-OFF DATE OF       % CUT-OFF      PARI PASSU    COMPANION     CONTROLLING
                                              NUMBER  PRINCIPAL BALANCE  DATE POOL BALANCE     DEBT     LOAN BALANCE    TRANSACTION
                                              --------------------------------------------------------------------------------------

Winn-Dixie Distribution Center - Orlando, FL   24.01     $ 7,311,235            0.5%           50.0%    $ 7,311,235    WBCMT2007-C34
Winn-Dixie Distribution Center - Orlando, FL
   (Note B)                                    24.02      10,038,612            0.7            50.0%    $10,038,612    WBCMT2007-C34
Winn-Dixie Headquarters/Manufacturing
   Facility - Jacksonville, FL                 25.01       7,213,731            0.5            50.0%    $ 7,213,731    WBCMT2007-C34
Winn-Dixie Headquarters/Manufacturing
   Facility - Jacksonville, FL (Note B)        25.02       9,904,736            0.7            50.0%    $ 9,904,736    WBCMT2007-C34
                                                         -----------            ---
                                                         $34,468,314            2.3%
                                                         ===========            ===

See "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" in the Prospectus
Supplement.

                                  OPEN PERIODS

                        # OF         LOAN             % OF CUT-OFF
                       LOANS        NUMBERS         DATE POOL BALANCE
                       ----------------------------------------------
Open for ten periods     5     11, 23, 27, 30, 36          6.0%

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Barclays Capital Inc. and Lehman Brothers Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL
                                LEHMAN BROTHERS

                                      106

The file "WBCMT 2007-C34 Free Writing Prospectus Annexes A1-6.xls", which is a
Microsoft Excel*, Version 5.0 spreadsheet, provides in electronic format certain information shown in Annexes A-1, A-2, A-3, A-4, A-5 and A-6. In addition, the spreadsheet provides certain Mortgage Loan and Mortgaged Property information contained in Annex A-1 and information detailing the changes in the amount of monthly payments with regard to certain Mortgage Loans. As described under
"DESCRIPTION OF THE CERTIFICATES--Reports to Certificateholders; Available
Information" in the Prospectus Supplement, each month the Trustee will make available through its internet website an electronic file in CMSA format updating and supplementing the information contained in the "WBCMT 2007-C34 Free
Writing Prospectus Annexes A1-6.xls" file. Also included on the CD-ROM is an electronic copy of Annex B.

To open the file, insert the CD-ROM into your CD-ROM drive. Copy the file "WBCMT
2007-C34 Free Writing Prospectus Annexes A1-6.xls" to your hard drive or network drive. Open the file "WBCMT 2007-C34 Free Writing Prospectus Annexes A1-6.xls"
as you would normally open any spreadsheet in Microsoft Excel. After the file is opened, a securities law legend will be displayed. READ THE LEGEND CAREFULLY. To view the data, see the worksheets labeled "Disclaimer", "A-1 Certain
Characteristics of the Mortgage Loans and Mortgaged Properties" or "A-2 Certain
Information Regarding Multifamily Mortgaged Properties" or "A-3 Reserve Account
Information" or "A-4 Commercial Tenant Schedule" or "A-5 Certain Characteristics
of the Mortgage Loans and Mortgaged Properties (Pools and Portfolios)" or "A-6
Debt Service Payment Schedules for the One & Two Riverwood, The Falls at
Highpoint Apartments, One Ridgmar Centre, Governor's Pointe Office Campus and
Hidden Lakes Apartments Loans", respectively.

*    Microsoft Excel is a registered trademark of Microsoft Corporation.